As filed with the Securities and Exchange Commission on April 15, 2013

Registration No.333-172046

811-08904

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 2	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 120	☒

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Charles A. Whites, Jr., Esq.

New York Life Insurance and Annuity Corporation

51, Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Richard Choi, Esq. Jorden Burt LLP 1025 Thomas Jefferson Street, NW Suite 400 East Washington, DC 20007-5208	George S. Shively, Esq. Senior Vice President and Deputy General Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☑	on May 1, 2013 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effectiveness date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under variable annuity contracts.

PROSPECTUS DATED May 1, 2013

for

New York Life Flexible Premium Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A Delaware Corporation)

51 Madison Avenue, Room 251, New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual New York Life Flexible Premium Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when Income Payments commence, and a guaranteed death benefit if the owner dies before Income Payments have commenced.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (M&E Charge) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, and the Investment Divisions listed below. You may also allocate your premium payments to one of three (3) Asset Allocation Models. The Investment Divisions and Asset Allocation Models noted below are available regardless of the M&E Charge structure that you choose.

•     MainStay VP Balanced — Service Class

•     MainStay VP Bond — Service Class

•     MainStay VP Cash Management

•     MainStay VP Common Stock — Service Class

•     MainStay VP Conservative Allocation — Service Class

•     MainStay VP Convertible — Service Class

•     MainStay VP Cornerstone Growth — Service Class

•     MainStay VP DFA/DuPont Capital Emerging Markets Equity – Service Class

•     MainStay VP Eagle Small Cap Growth

•     MainStay VP Floating Rate — Service Class

•     MainStay VP Government — Service Class

•     MainStay VP Growth Allocation — Service Class

•     MainStay VP High Yield Corporate Bond — Service Class

•     MainStay VP ICAP Select Equity — Service Class

•     MainStay VP Income Builder — Service Class

•     MainStay VP International Equity — Service Class

•     MainStay VP Janus Balanced Portfolio

•     MainStay VP Large Cap Growth — Service Class

•     MainStay VP Marketfield — Service Class

•     MainStay VP MFS® Utilities — Service Class

•     MainStay VP Mid Cap Core — Service Class

•     MainStay VP Moderate Allocation — Service Class

•     MainStay VP Moderate Growth Allocation — Service Class

•     MainStay VP PIMCO Real Return — Service Class

•     MainStay VP S&P 500 Index — Service Class

•     MainStay VP T. Rowe Price Equity Income — Service Class

•     MainStay VP Unconstrained Bond — Service Class

•     MainStay VP U.S. Small Cap — Service Class

•     MainStay VP Van Eck Global Hard Assets — Initial Class

•     BlackRock® Global Allocation V.I. Fund — Class III Shares

•     Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•     Dreyfus IP Technology Growth — Service Shares

•     Fidelity® VIP Contrafund® — Service Class 2

•     Fidelity® VIP Equity-Income — Service Class 2

•     Fidelity® VIP Mid Cap — Service Class 2

•     Invesco V.I. American Value Fund – Series II

•     Janus Aspen Global Research Portfolio — Service Shares

•     MFS® Investors Trust Series — Service Class

•     MFS® Research Series — Service Class

•     Neuberger Berman AMT Mid-Cap Growth Portfolio — Class S

•     Royce Micro-Cap Portfolio — Investment Class

•     UIF U.S. Real Estate Portfolio — Class II

•     Victory VIF Diversified Stock — Class A Shares

Asset Allocation Models

Appreciation
35% MainStay VP Growth Allocation
20% MainStay VP Marketfield
20% MainStay VP Unconstrained Bond
10% MainStay VP Floating Rate
5% Fidelity® VIP Contrafund
5% MainStay VP International Equity
5% MainStay VP DFA/DuPont Emerging Markets Equity

Balanced
35% MainStay VP Moderate Growth Allocation
25% MainStay VP Unconstrained Bond
15% Fidelity® VIP Contrafund
10% MainStay VP Marketfield
5% MainStay VP Floating Rate
5% MainStay VP International Equity
5% BlackRock® Global Allocation V.I. Fund

Protection
30% MainStay VP Moderate Growth Allocation
25% MainStay VP Unconstrained Bond
20% BlackRock® Global Allocation V.I. Fund
10% MainStay VP Bond
5% MainStay VP Floating Rate
5% MainStay VP PIMCO Real Return
5% MainStay VP Marketfield

Please be advised that you should select an Asset Allocation Model based on several factors including, but not limited to your risk tolerance, time horizon and investment objectives. The Protection Asset Allocation Model may be appropriate for policyowners who are willing to take some risk to seek enhanced returns. The Balanced Asset Allocation Model may be appropriate for policyowners that are willing to assume an average amount of risk and volatility to achieve higher returns. The Appreciation Asset Allocation Model may be appropriate for policyowners willing to assume an above average amount of risk and volatility to take advantage of potentially higher return opportunities.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the MainStay VP Funds Trust, the BlackRock® Variable Series Funds, Inc, the Columbia Funds Variable Insurance Trust, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the Janus Aspen Series, the MFS® Variable Insurance Trust, the Neuberger Berman Advisers Management Trust, the Royce Capital Fund, the Universal Institutional Funds, Inc. and the Victory Variable Insurance Funds (the “Funds,” and each individually, a “Fund”). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact Us at (800) 598-2019, or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2013. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call Us at (800) 598-2019 or write to Us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

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This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

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DEFINITIONS

Accumulation Unit—An accounting unit We use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, and the Fixed Accumulation Value of a policy.

Adjusted Death Benefit Premium Payments—The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

Allocation Alternatives—The Investment Divisions of the Separate Account, any Asset Allocation Model and the Fixed Account.

Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments.

Annuity Commencement Date—The date on which We are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by NYLIAC and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of Our general creditors.

Fixed Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges deducted from the Fixed Account. The Fixed Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account Nonforfeiture Value. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using

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the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, We, Our or Us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Flexible Premium Variable Annuity II.”

Payment Date—The Business Day on which We receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which We measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account IV, each a segregated asset account We established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Current and guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	7.00%	7.00%
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently no charge for the first 12 transfers in a Policy Year).	$30	$30

[1]

In Policy Years 2 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Policy Years 1 through 3; 6% during Policy Year 4; 5% during Policy Year 5; 4% during Policy Year 6; 3% during Policy Year 7; 2% during Policy Year 8; 1% during Policy Year 9; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge (for policies with less than $50,000 Accumulation Value)	$30	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge (calculated either as an annualized percentage of the daily average Variable Accumulation Value or the Adjusted Premium Payments, includes mortality and expense risk and administrative fees).	1.40%	1.60%

Optional Rider Charges

Accumulation Value and Premium Based M&E Charge Policies
Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Rider Charge if the oldest Owner is age 65 or younger	0.30%
Current Annual Death Benefit Rider Charge if the oldest Owner is age 66 to 75 inclusive	0.35%
Guaranteed maximum Enhanced Beneficiary Benefit Rider Charge (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%
Current Enhanced Beneficiary Benefit Rider Charge	0.30%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future.

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More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Investment Division assets, including management fees, 12b-1 fees, administration fees and other expenses as of 12/31/2012.	0.47%	2.65%

(#)	Shown as a percentage of average net assets for the fiscal year ended 12/31/2012. The Fund or its agents provided the fees and charges that are based on 2012 expenses, unless otherwise indicated. We have not verified the accuracy of the information provided by the Fund or its agents.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expense
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.85%	1.13%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.04%	1.14%	1.43%
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.03%	0.98%	1.26%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.06%	1.34%

Please refer to the applicable fund prospectus for additional information.

#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2012, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2012 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Balanced — Service Class	0.70%		0.25%	0.09%	1.04%
MainStay VP Bond — Service Class	0.49%		0.25%	0.04%	0.78%
MainStay VP Cash Management	0.44%		0.00%	0.03%	0.47%
MainStay VP Common Stock — Service Class	0.55%		0.25%	0.04%	0.84%
MainStay VP Convertible — Service Class	0.60%		0.25%	0.04%	0.89%
MainStay VP Cornerstone Growth — Service Class	0.70%		0.25%	0.04%	0.99%
MainStay VP DFA/DuPont Capital Emerging Markets Equity – Service Class	1.20	%(a)	0.25%	0.23%	1.68	%(b)
MainStay VP Eagle Small Cap Growth –Initial Class*	0.81	%(c)	0.00%	0.05%	0.86	%(b)
MainStay VP Eagle Small Cap Growth — Service Class	0.81	%(c)	0.25%	0.05%	1.11	%(b)
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.05%	0.90%
MainStay VP Government — Service Class	0.50%		0.25%	0.04%	0.79%
MainStay VP High Yield Corporate Bond — Service Class	0.56%		0.25%	0.03%	0.84%
MainStay VP ICAP Select Equity — Service Class	0.76%		0.25%	0.03%	1.04%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.07%	0.89%
MainStay VP International Equity — Service Class	0.89%		0.25%	0.06%	1.20%
MainStay VP Janus Balanced – Service Class	0.55	%(d)	0.25%	0.04%	0.84	%(b)
MainStay VP Janus Balanced – Initial Class*	0.55	%(d)	0.00%	0.04%	0.59	%(b)
MainStay VP Large Cap Growth — Service Class	0.74%		0.25%	0.04%	1.03%
MainStay VP Marketfield – Service Class	1.40%		0.25%	1.00%	2.65	%(e)
MainStay VP MFS® Utilities — Service Class	0.73	%(f)	0.25%	0.07%	1.05	%(b)
MainStay VP Mid Cap Core — Service Class	0.85%		0.25%	0.05%	1.15	%(g)

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Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)		Other Expenses		Total Fund Annual Expense(#)
MainStay VP PIMCO Real Return – Service Class	0.50%		0.25%		0.12	%(o)	0.87	%(p)
MainStay VP S&P 500 Index — Service Class	0.25%		0.25%		0.04%		0.54%
MainStay VP T. Rowe Price Equity Income – Service Class	0.80	%(h)	0.25%		0.04%		1.09	%(b)
MainStay VP Unconstrained Bond — Service Class	0.60%		0.25%		0.05%		0.90%
MainStay VP U.S. Small Cap — Service Class	0.79%		0.25%		0.04%		1.08%
MainStay VP Van Eck Global Hard Assets — Initial Class	0.89	%(i)	0.00%		0.05%		0.94	%(b)
BlackRock® Global Allocation V.I. Fund — Class III Shares	0.63%		0.25%		0.27	%(j)	1.15%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%		0.25%		0.13%		1.25	%(k)
Dreyfus IP Technology Growth — Service Shares	0.75%		0.25%		0.08%		1.08%
Fidelity® VIP Contrafund® — Service Class 2	0.56%		0.25%		0.08%		0.89%
Fidelity® VIP Equity-Income — Service Class 2	0.46%		0.25%		0.10%		0.81	%(l)
Fidelity® VIP Mid Cap — Service Class 2	0.56%		0.25%		0.09%		0.90%
Invesco V.I. American Value Fund – Series II	0.72%		0.25%		0.28%		1.25%
Janus Aspen Global Research Portfolio — Service Shares	0.49%		0.25%		0.06%		0.80%
MFS® Investors Trust Series — Service Class	0.75%		0.25%		0.07%		1.07%
MFS® Research Series — Service Class	0.75%		0.25%		0.12%		1.12%
Neuberger Berman AMT Mid-Cap Growth — Class S	0.84%		0.25%		0.16%		1.25	%(m)
Royce Micro-Cap Portfolio — Investment Class	1.25%		0.00%		0.10%		1.35%
UIF U.S. Real Estate Portfolio –Class II	0.80%		0.35	%(n)	0.30%		1.45%
Victory VIF Diversified Stock — Class A Shares	0.30%		0.25%		0.64%		1.19%

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2012, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2012 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
*	New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Division on February 17, 2012. For existing policyowners, if you remove all of your Accumulation Value from the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.
(a)	The management fee is 1.20% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 1.20% on assets up to $1 billion; and 1.19% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(b)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Annual Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.65%, 1.22%, 0.83%, 1.06%, and 1.10% of the average daily net assets of the Service Class shares of MainStay VP DFA/DuPont Capital Emerging Markets Equity, MainStay VP Eagle Small Cap Growth, MainStay VP Janus Balanced, MainStay VP MFS® Utilities, and MainStay VP T. Rowe Price Equity Income Portfolios, and 0.95%, 0.58% and 0.97% of the average daily net assets of the Initial Class of MainStay VP Eagle Small Cap Growth, MainStay VP Janus Balanced and MainStay VP Van Eck Global Hard Assets Portfolios, respectively. This agreement expires on May 1, 2014, and may only be amended or terminated prior to that date by action of the Board.

(c)	The management fee is 0.81% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(d)	The management fee is 0.55% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.55% on assets up to $1 billion; and 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(e)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Service Class shares do not exceed 1.85% of its average daily net assets. This

7

agreement expires on May 1, 2014, and may only be amended or terminated prior to that date by action of the Board.
(f)	The management fee is 0.73% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.73% on assets up to $1 billion; and 0.70% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses of a class do not exceed the following percentage of average daily net assets: Service Class, 1.09%. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(h)	The management fee is as follows: 0.80% on assets up to $500 million; and 0.775% on assets over $500 million. New York Life Investments has contractually agreed to waive its management fee to 0.75% on assets up to $500 million; and 0.725% on assets over $500 million. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(i)	The management fee is 0.89% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.89% on assets up to $1 billion; and 0.88% on assets over $1 billion. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund
(j)	Other Expenses include acquired fund fees.
(k)	Columbia Management Investment Advisers, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.03% for Class 2
(l)	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
(m)	Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2015 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.25% of the average daily net asset value of the Mid Cap Growth Portfolio; The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.
(n)	The Portfolio’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. This waiver will continue for at least one year or until such time as the Fund’s Board of Directors acts to discontinue all or a portion of such waiver when it deems such action is appropriate.
(o)	“Interest Expenses” are based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as dollar roll transactions. Under recently amended accounting guidance, certain dollar roll transactions are treated as secured borrowings and the components of the net income from such transactions are now presented in the financial statements as interest income and interest expense. These accounting changes did not affect the Portfolio’s overall results of operations, net asset value, total return or the amount of expenses paid directly from your investment in the Portfolio. The amount of “Interest Expenses” (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.
(p)	Prior to adopting the new accounting reporting requirement referenced in Footnote (o) above, New York Life Investment Management LLC contractually agreed to waive fees and/or reimburse expenses then included in the term Total Annual Portfolio Operating Expenses so that such expenses would not exceed 0.76% of the average daily net assets of Service Class shares. As a result of these new reporting requirements, the Portfolio may present in its financial statements “Total Annual Portfolio Operating Expenses After Waivers/Reimbursements” which is greater than this agreed upon expense limit. Absent the new accounting reporting requirement relating to dollar roll transactions, the Portfolio’s “Total Annual Portfolio Operating Expenses After Waivers/Reimbursements” would have been 0.76% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2014, and may not be amended or terminated prior to that date.

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Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge (for policies with less than $50,000 Accumulation Value), separate account annual expenses, portfolio company fees and expenses and optional rider charges where indicated. Therefore, if your policy’s Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

For Accumulation Value based M&E Charge New York Life Flexible Premium Variable Annuity II policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Marketfield—Service Class
without any Riders	$1,089.96	$1,342.85	$2,268.31	$4,617.17	$1,089.96	$2,013.36	$2,760.03	$4,647.17	$425.25	$1,342.85	$2,268.31	$4,617.17
with EBB Rider	$1,118.88	$1,431.71	$2,410.00	$4,867.71	$1,118.88	$2,096.33	$2,894.65	$4,897.71	$456.11	$1,431.71	$2,410.00	$4,867.71
with ADBR Rider	$1,122.75	$1,443.68	$2,429.05	$4,901.08	$1,122.75	$2,107.51	$2,912.74	$4,931.08	$460.25	$1,443.68	$2,429.05	$4,901.08
with All Riders	$1,151.67	$1,531.97	$2,569.09	$5,145.26	$1,151.67	$2,189.81	$3,045.68	$5,175.26	$491.11	$1,531.97	$2,569.09	$5,145.26

For Premium based M&E Charge New York Life Flexible Premium Variable Annuity II policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Marketfield—Service Class
without any Riders	$1,102.14	$1,378.32	$2,322.21	$4,699.76	$1,102.14	$2,046.48	$2,811.23	$4,729.76	$438.25	$1,378.32	$2,322.21	$4,699.76
with EBB Rider	$1,131.04	$1,468.37	$2,467.88	$4,967.81	$1,131.04	$2,130.56	$2,949.63	$4,997.81	$469.09	$1,468.37	$2,467.88	$4,967.81
with ADBR Rider	$1,134.94	$1,480.57	$2,487.61	$5,003.98	$1,134.94	$2,141.93	$2,968.37	$5,033.98	$473.25	$1,480.57	$2,487.61	$5,003.98
with All Riders	$1,163.81	$1,570.10	$2,631.85	$5,266.53	$1,163.81	$2,225.31	$3,105.24	$5,296.53	$504.09	$1,570.10	$2,631.85	$5,266.53

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Flexible

Premium Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1.	What is the New York Life Flexible Premium Variable Annuity II?

The New York Life Flexible Premium Variable Annuity II is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, one of three (3) Asset Allocation Models and/or to the Fixed Account. The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the daily deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account.

2.	Where can I allocate my premium payments?

(a)	You can allocate your premium payments to one or more of the following Allocation Alternatives:

(i)	SEPARATE ACCOUNT

Separate Account III currently consists of 68 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 45 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s).

(ii)	FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

3.	Can I make transfers among the Investment Divisions and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions, one of three (3) Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account at least 30 days before the Annuity Commencement Date. For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. Generally, you can transfer a minimum amount of $25 between Investment Divisions or an Asset Allocation Model, unless We agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, We reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

You can make transfers from the Fixed Account, although certain restrictions may apply. (See “THE FIXED ACCOUNT”) In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

4.	What charges are assessed against the policy?

Before the date We start making Income Payments to you, We will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $50,000. In addition, We also deduct a charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses (M&E Charge) . You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

The M&E Charge is 1.40% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

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The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit you because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first nine Policy Years. The percentage declines after the first three Policy Years as follows:

Policy Year	Surrender Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%

You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

If you select the Annual Death Benefit Reset Rider (“ADBR”) (in jurisdictions where available), We will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage We are currently charging before you select this rider. We may set a lower charge at Our sole discretion.

As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

If you select the Enhanced Beneficiary Benefit (“EBB”) Rider (in states where available), We will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted from each Allocation Alternative in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at Our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should consult your registered representative to determine the percentage We are currently charging before you elect this Rider. The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

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5.	What are the minimum initial and maximum additional premium payments?

The minimum initial premium payment for Qualified Policies is as follows:

(a)	for Code Section 403(b) Tax Sheltered Annuities (“TSAs”), a $2,000 single premium or $50 per month;

(b)	for IRAs and Roth IRAs, a $2,000 single premium or a $1,200 initial premium payment plus pre-authorized monthly deductions of $100 per month;

(c)	for deferred compensation plans, $50 per month;

(d)	for SEP plans, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement; and

(e)	For SIMPLE IRAs, $4,000 initial premium payment and, if part of a pre-authorized billing arrangement; an additional $100 per month.

For Qualified Policies you may not make premium payments in excess of the amount permitted by law for the plan indicated.

Unless We permit otherwise, the minimum initial premium payment is $5,000 (or $2,500 plus $100 per month from a pre-authorized billing arrangement) for Non-Qualified Policies. Additional non-scheduled premium payments must be at least $500 for Qualified Policies and Non-Qualified Policies, or such lower amount as We may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments We accept without prior approval is set forth on the Policy Data Page.

6.	How are premium payments allocated?

We will allocate the initial premium payment to the Investment Divisions, Asset Allocation Model and/or the Fixed Account you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center, subject to Our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative is $25, or such lower amount as We may permit. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Alternative and the number of Allocation Alternatives inclusively to which you may allocate your Accumulation Value. Acceptance of initial and additional premium payments is subject to Our suitability standards.

7.	What happens if premium payments are not made?

If We do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, We reserve the right to terminate your policy subject to applicable state laws. We will notify you of Our intention to exercise this right and give you 90 days to make a premium payment. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

8.	Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in a form that is acceptable to Us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—Partial Withdrawals and Periodic Partial Withdrawals.”)

9.	How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner.

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Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—INCOME PAYMENTS.”) We may offer other options, at Our discretion, where permitted by state law.

10.	What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, We will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

(a)	the Accumulation Value, less any outstanding loan balance, or

(b)	the Adjusted Death Benefit Premium Payments.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 11. (Also see “DEATH BEFORE ANNUITY COMMENCEMENT” and “FEDERAL TAX MATTERS.”)

11.	What happens if my spouse is the Beneficiary?

If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new owner and Annuitant if he/she is also the sole Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA policies are excluded). If your spouse chooses to continue the policy, We will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

12.	Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, We will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in a form acceptable to Us, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13.	What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

14.	Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. Loans are not available for policies issued in the State of New York. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

15.	Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center
Madison Square Station
P.O. Box 922
New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center
51 Madison Avenue, Room 251
New York, NY 10010

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Written service requests will be effective as of the Business Day they are received in a form acceptable to Us at VPSC at one of the addresses listed immediately above.

Faxed or e-mailed requests are not acceptable and will not be honored at any time. All NYLIAC requirements must be met in order for Us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If all requirements are not met, We will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

16.	How do I contact NYLIAC by Telephone or by the Internet?

a.	By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer representative, may be effected by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

b.	By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be effected via the Internet. For Internet-based requests, you must contact the NYLIAC Virtual Service Center (“VSC”) at www.newyorklife.com/vsc and enter your user name and password. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

We make IVR and VSC services available at our discretion. In addition, availability of IVR and VSC services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or VSC should become unavailable. We will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through Our Virtual Service Center once they have passed all security protocols to identify the policyowner.

You may authorize Us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

17.	Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments must be sent to one of the following addresses:

Regular Mail	NYLIAC
75 Remittance Drive
Suite 3021
Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021
c/o The Northern Trust Bank

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350 North Orleans Street
Receipt & Dispatch, 8th Floor
Chicago, IL 60654

Subsequent premium payments and loan repayments will be credited as of the Business Day they are received in a form acceptable to Us at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

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FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2012 and 2011, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012 (including the report of the independent registered public accounting firm); and each Separate Account’s statement of assets and liabilities as of December 31, 2012, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm), are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal year ended December 31 2012 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The condensed financial information for the fiscal years ending December 31, 2012 and 2011 are included in the SAI. The policies were first offered on May 1, 2011. Therefore, values and units shown for 2011 are for the period from May 1, 2011 to December 31, 2011.

For Accumulation Value based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
(Accumulation unit value in dollars and Number of accumulation units in thousands)
MainStay VP Balanced – Service Class
2012	11.63	12.82	2,202
2011	11.51	11.63	2,331

MainStay VP Bond – Service Class
2012	13.22	13.48	2,831
2011	12.61	13.22	2,544

MainStay VP Cash Management
2012	1.31	1.28	55,543
2011	1.33	1.31	74,223

MainStay VP Common Stock – Service Class
2012	13.00	14.86	664
2011	13.02	13.00	699

MainStay VP Conservative Allocation – Service Class
2012	12.12	13.13	6,481
2011	11.99	12.12	6,099

MainStay VP Convertible – Service Class
2012	14.73	15.49	2,224
2011	15.87	14.73	2,164

MainStay VP Cornerstone Growth – Service Class
2012	11.73	13.24	790
2011	12.11	11.73	824

MainStay VP DFA/Dupont Capital Emerging Markets Equity – Service Class
2012(b)	10.00	9.97	3,256

MainStay VP Eagle Small Cap Growth – Initial Class
2012(b)	10.00	9.87	4,194

MainStay VP Floating Rate – Service Class
2012	11.31	11.85	4,644
2011	11.27	11.31	4,520

MainStay VP Government – Service Class
2012	12.44	12.67	2,073
2011	11.98	12.44	2,203

MainStay VP Growth Allocation – Service Class
2012	10.07	11.40	3,678
2011	10.53	10.07	3,692

MainStay VP High Yield Corporate Bond – Service Class
2012	17.12	18.63	7,812
2011	16.51	17.12	7,049

MainStay VP ICAP Select Equity – Service Class
2012	13.92	15.72	4,261
2011	14.41	13.92	4,480

MainStay VP Income Builder – Service Class
2012	13.31	14.97	897
2011	13.21	13.31	846

MainStay VP International Equity – Service Class
2012	13.94	16.26	2,093
2011	17.00	13.94	2,176

MainStay VP Janus Balanced – Initial Class
2012(b)	10.00	10.42	17,731

MainStay VP Janus Balanced – Service Class
2012(b)	10.00	10.40	3,800

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	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
MainStay VP Large Cap Growth – Service Class
2012	12.66	13.92	1,576
2011	13.07	12.66	1,415

MainStay VP MFS® Utilities – Service Class
2012(b)	10.00	10.74	13,151

MainStay VP Mid Cap Core – Service Class
2012	16.69	19.10	2,390
2011	17.57	16.69	2,527

MainStay VP Moderate Allocation – Service Class
2012	11.49	12.68	7,985
2011	11.60	11.49	7,965

MainStay VP Moderate Growth Allocation – Service Class
2012	10.85	12.18	8,459
2011	11.20	10.85	8,532

MainStay VP PIMCO Real Return – Service Class
2012(b)	10.00	10.43	3,871

MainStay VP S&P 500 Index – Service Class
2012	12.86	14.52	3,373
2011	12.87	12.86	3,316

MainStay VP T. Rowe Price Equity Income – Service Class
2012(b)	10.00	10.63	3,135

MainStay VP Unconstrained Bond – Service Class
2012	9.76	10.93	1,100
2011(a)	10.00	9.76	304

MainStay VP U.S. Small Cap – Service Class
2012	16.70	18.27	1,103
2011	17.53	16.70	1,146

MainStay VP Van Eck Global Hard Assets – Service Class
2012(b)	10.00	8.97	11,090

BlackRock® Global Allocation V.I. Fund – Class III Shares
2012	8.94	9.69	1,484
2011(a)	10.00	8.94	614

Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2012	12.54	13.60	944
2011	13.59	12.54	1,016

Dreyfus IP Technology Growth – Service Shares
2012	14.15	15.81	871
2011	15.76	14.15	790

Fidelity® VIP Contrafund® – Service Class 2
2012	16.09	18.14	3,857
2011	16.89	16.09	3,960

Fidelity® VIP Equity-Income – Service Class 2
2012	12.62	14.52	2,024
2011	12.72	12.62	2,124

Fidelity® VIP Mid Cap – Service Class 2
2012	18.37	20.34	2,903
2011	21.14	18.37	3,095

Janus Aspen Global Research Portfolio – Service Shares
2012	11.00	12.86	744
2011	13.03	11.00	699

MFS® Investors Trust Series – Service Class
2012	13.02	15.10	139
2011	13.60	13.02	133

MFS® Research Series – Service Class
2012	14.52	16.43	149
2011	14.84	14.52	146

Neuberger Berman AMT Mid-Cap Growth Portfolio – Class S
2012	17.06	18.28	615
2011	17.40	17.06	530

Royce Micro-Cap Portfolio – Investment Class
2012	14.22	14.78	1,697
2011	16.63	14.22	1,727

Victory VIF Diversified Stock – Class A Shares
2012	11.40	13.05	357

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	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2011	12.40	11.40	428

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.

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For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
(Accumulation unit value in dollars and Number of accumulation units in thousands)
MainStay VP Balanced – Service Class
2012	9.59	10.75	56
2011	10.00	9.59	15
MainStay VP Bond – Service Class
2012	10.52	10.98	239
2011	10.00	10.52	67
MainStay VP Cash Management
2012	1.00	1.00	2,633
2011	1.00	1.00	1,377
MainStay VP Common Stock – Service Class
2012	9.26	10.78	19
2011	10.00	9.26	5
MainStay VP Conservative Allocation – Service Class
2012	9.72	10.73	202
2011	10.00	9.72	51
MainStay VP Convertible – Service Class
2012	8.78	9.56	142
2011	10.00	8.78	64
MainStay VP Cornerstone Growth – Service Class
2012	9.11	10.45	25
2011	10.00	9.11	6
MainStay VP DFA/Dupont Capital Emerging Markets Equity – Service Class
2012(b)	10.00	10.10	134
MainStay VP Eagle Small Cap Growth – Initial Class
2012(b)	10.00	10.00	41
MainStay VP Floating Rate – Service Class
2012	9.99	10.68	143
2011	10.00	9.99	51
MainStay VP Government – Service Class
2012	10.45	10.83	86
2011	10.00	10.45	22
MainStay VP Growth Allocation – Service Class
2012	8.82	10.16	167
2011	10.00	8.82	55
MainStay VP High Yield Corporate Bond – Service Class
2012	10.15	11.48	652
2011	10.00	10.15	149
MainStay VP ICAP Select Equity – Service Class
2012	9.04	10.42	171
2011	10.00	9.04	51
MainStay VP Income Builder – Service Class
2012	9.63	11.05	71
2011	10.00	9.63	22
MainStay VP International Equity – Service Class
2012	7.85	9.35	114
2011	10.00	7.85	49
MainStay VP Janus Balanced – Initial Class
2012(b)	10.00	10.55	13
MainStay VP Janus Balanced – Service Class
2012(b)	10.00	10.53	178
MainStay VP Large Cap Growth – Service Class
2012	8.98	10.13	184
2011	10.00	8.98	57
MainStay VP MFS® Utilities – Service Class
2012(b)	10.00	10.87	390
MainStay VP Mid Cap Core – Service Class
2012	8.71	10.21	121
2011	10.00	8.71	30
MainStay VP Moderate Allocation – Service Class
2012	9.40	10.56	351

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	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2011	10.00	9.40	74
MainStay VP Moderate Growth Allocation – Service Class
2012	9.05	10.35	443
2011	10.00	9.05	131
MainStay VP PIMCO Real Return – Service Class
2012(b)	10.00	10.56	346
MainStay VP S&P 500 Index – Service Class
2012	9.33	10.77	88
2011	10.00	9.33	18
MainStay VP T. Rowe Price Equity Income – Service Class
2012(b)	10.00	10.76	92
MainStay VP Unconstrained Bond – Service Class
2012	9.85	11.19	142
2011(a)	10.00	9.85	32
MainStay VP U.S. Small Cap – Service Class
2012	8.98	10.11	42
2011	10.00	8.98	11
MainStay VP Van Eck Global Hard Assets – Initial Class
2012(b)	10.00	9.08	311
BlackRock® Global Allocation V.I. Fund – Class III Shares
2012	9.02	9.92	282
2011(a)	10.00	9.02	77
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2012	8.81	9.80	90
2011	10.00	8.81	16
Dreyfus IP Technology Growth – Service Shares
2012	8.62	9.95	93
2011	10.00	8.62	19
Fidelity® VIP Contrafund® – Service Class 2
2012	8.89	10.32	255
2011	10.00	8.89	91
Fidelity® VIP Equity-Income – Service Class 2
2012	9.18	10.74	39
2011	10.00	9.18	13
Fidelity® VIP Mid Cap – Service Class 2
2012	8.32	9.53	188
2011	10.00	8.32	66
Janus Aspen Global Research Portfolio – Service Shares
2012	8.01	9.61	68
2011	10.00	8.01	11
MFS® Investors Trust Series – Service Class
2012	9.02	10.72	7
2011	10.00	9.02	2
MFS® Research Series – Service Class
2012	9.23	10.79	14
2011	10.00	9.23	1
Neuberger Berman AMT Mid-Cap Growth Portfolio – Class S
2012	9.08	10.18	98
2011	10.00	9.08	19
Royce Micro-Cap Portfolio – Investment Class
2012	8.01	8.62	228
2011	10.00	8.01	68
Victory VIF Diversified Stock – Class A Shares
2012	8.78	10.21	6
2011	10.00	8.78	3

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies We describe in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $125.2 billion at the end of 2012. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from Our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent on the investment performance of the Fixed Account, and any other separate account of NYLIAC.

Separate Account-III currently has 68 Investment Divisions, some of which may not be available under your policy. Separate Account IV has 45 Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is

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whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

One or more Asset Allocation Models may be available in connection with the policy, at no extra charge. Currently, you can select one of three (3) Asset Allocation Models, with each specifying percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value to an Asset Allocation Model, you may do so by notifying Us in writing at one of the addresses listed in Question 15 of this Prospectus, subject to model availability.

The Asset Allocation Models are static. You may rebalance your allocation(s) to an Asset Allocation Model to reflect the model’s original percentages by notifying Us in writing at one of the addresses listed in Question 15 of this Prospectus. We may periodically update Asset Allocation Models or make new Asset Allocation Models available. You will not be provided with information regarding any periodic updates to the Asset Allocation Models, or the creation of new Asset Allocation Models. We will not reallocate your Accumulation Value based on any such updates or the existence of a new model(s). However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures.

You may obtain information on new or updated Asset Allocation Models by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model, and/or allocate funds to another Asset Allocation Model, you may do so by notifying Us in writing at one of the addresses listed in Question 15 of this Prospectus, subject to model availability.

In some instances, there may be Asset Allocation Models that are no longer available after you remove your funds from them. If an Asset Allocation Model is closed to new investments and you have funds allocated to it, you may rebalance your existing funds in the model as specified above. Please contact your registered representative for a current list of Asset Allocation Models available under the policy. You may change your model allocations at any time and reallocate the funds to other Investment Divisions or another Asset Allocation Model, subject to investment restrictions for maintaining certain optional riders.

For purposes of counting the number of transfers that have been made in a given Policy Year, and in connection with determining whether there has been transfer activity that may potentially harm the rights or interests of other policyowners, please note that transfers into or out of an Asset Allocation Model count as one transfer.

You may also have funds from either the DCA Advantage Plan (if available) or Interest Sweep allocated to an Asset Allocation Model. Allocation Alternatives other than the Asset Allocation Models are available that may enable you to allocate your Accumulation Value with similar risk and/or return characteristics. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy.

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We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. If you choose to participate in an asset allocation program, you are responsible for determining which Asset Allocation Model is best for you. Tools used to assess your risk tolerance may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time.

An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. Rebalancing and periodic updating of Asset Allocation Models can cause the Investment Divisions that make up the model to incur transactional expenses to raise cash for money flowing out of the Funds or vice versa. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

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The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC

MainStay VP Bond

MainStay VP Cash Management

MainStay VP Conservative Allocation

MainStay VP Floating Rate

MainStay VP Growth Allocation

MainStay VP Moderate Allocation

MainStay VP Moderate Growth Allocation

	Subadviser: Cornerstone Capital Management Holdings LLC	MainStay VP Balanced MainStay VP Common Stock MainStay VP Cornerstone Growth MainStay VP International Equity MainStay VP Mid Cap Core MainStay VP S&P 500 Index

	Subadvisers: Dimensional Fund Advisors LP; DuPont Capital Management Corporation	MainStay VP DFA/DuPont Capital Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth*

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Balanced*

	Subadviser: Marketfield Asset Management LLC	MainStay VP Marketfield

	Subadviser: Massachusetts Financial Services Company (“MFS”)	MainStay VP MFS® Utilities Portfolio

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Van Eck Associates Corporation	MainStay VP Van Eck Global Hard Assets

	Subadviser: MacKay Shields LLC (“MacKay”)	MainStay VP Convertible MainStay VP Government MainStay VP High Yield Corporate Bond MainStay VP Unconstrained Bond

	Subadviser: Institutional Capital LLC	MainStay VP ICAP Select Equity

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch Investment Partners, Inc. (“Epoch”) and MacKay	MainStay VP Income Builder

	Subadviser: Epoch	MainStay VP U.S. Small Cap

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC Subadvisers: BlackRock Investment Management, LLC and BlackRock International Limited	BlackRock® Global Allocation V.I. Fund

Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC	Columbia Variable Portfolio — Small Cap Value Fund

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other affiliates of FMR	Fidelity® VIP Contrafund® Fidelity® VIP Equity-Income Fidelity® VIP Mid Cap

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Global Research Portfolio

MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

Neuberger Berman Advisers Management Trust	Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	Neuberger Berman AMT Mid-Cap Growth Portfolio

The Royce Capital Fund	Royce & Associates, LLC	Royce Micro-Cap Portfolio

The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.	UIF U.S. Real Estate Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock

*	New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Division on February 17, 2012. For existing policyowners, if you remove all of your Accumulation Value from the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

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Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if We believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, We will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when We determine, in Our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis We determine. We may also eliminate one or more Investment Divisions, if We determine, in Our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete Our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment We made or other action We took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state.

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Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, We offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

(1) TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations. We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans);

(2) Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, SEP and SIMPLE IRAs; and

(3) Section 457 Deferred Compensation Plans.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of income payments for life after you have owned the policy for one year.

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically allocates interest earned on monies in the Fixed Account to other investment divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

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Policy Application and Premium Payments

To purchase a policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this Prospectus.) If the application is complete and accurate, and We have received all other information necessary to process the application, We will credit the initial premium payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If We cannot credit the initial premium payment within five Business Days after We receive it because the application is incomplete or inaccurate, We will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, We will refund the initial premium payment immediately.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If We issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of initial and subsequent premium payments is subject to Our suitability standards.

You may allocate premium payments in up to 45 Investment Divisions, some of which may not be available under your policy, one of three (3) Asset Allocation Models and the Fixed Account immediately. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made.

Unless We permit otherwise, the minimum initial premium payment is $5,000 (or $2,500 plus $100 per month from a pre-authorized billing arrangement) for Non-Qualified Policies. Additional non-scheduled premium payments must be at least $500 for Qualified Policies and Non-Qualified Policies, or such lower amount as We may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments We accept without prior approval is set forth on the Policy Data Page.

Unless We permit otherwise, the minimum initial premium payment for Qualified Policies is as follows:

(a)	for Code Section 403(b) Tax Sheltered Annuities (“TSAs”), a $2,000 single premium or $50 per month;

(b)	for IRAs and Roth IRAs, a $2,000 single premium or a $1,200 initial premium payment plus pre-authorized monthly deductions of $100 per month;

(c)	for deferred compensation plans, $50 per month;

(d)	for SEP plans, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement; and

(e)	For SIMPLE IRAs, $4,000 initial premium payment and, if part of a pre-authorized billing arrangement; an additional $100 per month.

For Qualified Policies you may not make premium payments in excess of the amount permitted by law for the plan indicated.

Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by Us. The maximum aggregate amount of premium payments We accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

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•	you might have to pay a withdrawal charge on your previous contract,

•	there may be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10 percent federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept standard electronic instructions from another insurance carrier for purpose of effecting a 1035 exchange or Rollover. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, We reserve the right to reverse the investment options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in a form acceptable to us at one of the addresses noted in Question 15 of this Prospectus, and We agree.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, We will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in a form acceptable to Us, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 75. If the Owner of the policy is not a natural person, the Annuitant must not be older than age 75.

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75.

We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account an Asset Allocation Model or to the Fixed Account at least 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account, is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, if the value of the remaining Accumulation Units in an Investment Division or the Fixed Account would be less than $25 after you make a transfer, We will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

There is no charge for the first twelve transfers in any one Policy Year. Any transfer into or out of an Asset Allocation Model counts as one transfer. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional

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Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Virtual Service Center (VSC) and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form We approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address We indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through the Virtual Service Center.

NYLIAC is not liable for any loss, cost or expense for action based on telephone instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, We may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying Fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, We will send you a letter notifying you that the transfer limitation has been exceeded. If We receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, We will process the transfer request. Thereafter, We will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when We take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all owners of this policy without exception.

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Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require Us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

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Speculative Investing

Do not purchase this policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Virtual Service Center (VSC) and Interactive Voice Response System (IVR)

Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. We may revoke VSC and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because Our self-service options will be available to anyone who provides your Social Security number and your PIN; We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

As described herein, We will use reasonable procedures to make sure that the instructions We receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions We take based on instructions received through IVR or VSC that We believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all owners if the policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

We make the VSC or IVR available at Our discretion. In addition, availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while the VSC or IVR is unavailable. If you are experiencing problems, you can send service requests to Us at one of the addresses listed in Question 15 of this Prospectus.

VSC

The VSC is open Monday through Friday, from 7 a.m. until 4 a.m., Saturday, from 7 a.m. until 10 p.m. and Sunday from 2 p.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	obtain service forms;

•	view and download policy statements;

•	modify an existing Automatic Asset Reallocation arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information; and

•	update your Investor Profile.

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The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports for your Policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week. We record all calls.

The IVR enables you to:

•	obtain current Policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments; and

•	speak with one of Our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time).

Registered Representative Actions

You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions by completing a telephone request form. To authorize a third party to have access to your policy information and to make fund transfers between investment options, allocation changes and other permitted transactions, you must send VPSC a Telephone Request Form completed in a form acceptable to Us to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect policy transactions through the Telephone Request Form. Authorization to these registered representatives will be limited to accessing policy information only.

You may authorize Us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Reallocation (AAR) updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

Faxed requests are not acceptable and will not be honored at any time. In addition, We will not accept e-mailed requests for policy transactions or emails of imaged, signed service requests. E-mail inquires that are non-transactional may be sent through Our Virtual Service Center once they have passed all security protocols to identify the policyowner.

Dollar Cost Averaging Program

The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. We do not count transfers under dollar

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cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging program.

We have set forth below an example of how dollar cost averaging works. In the example, We have assumed that you want to transfer $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33

Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total share price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account. You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to Our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, Dollar Cost Averaging will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process Dollar Cost Averaging transfers, VPSC must have received a completed Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a Dollar Cost Averaging transfer by any other method we make available. If your Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this Prospectus. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

You may cancel the Dollar Cost Averaging at any time. To cancel Dollar Cost Averaging, you must send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact Us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel Dollar Cost Averaging if the Accumulation Value is less than $2,500, or such lower amount as We may determine. You may not elect Dollar Cost Averaging if you have selected the Automatic Asset Reallocation option.

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Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur (with the exception of the 29th, 30th or 31st of a month). To process an Automatic Asset Reallocation transfer, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Automatic Asset Reallocation transfer by any other method we make available. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business days before the date transfers are scheduled to begin. If your completed Automatic Asset Reallocation request form for this option is received less than five Business Days prior to the date you request it to begin, the reallocation will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You may modify an existing Automatic Asset Reallocation Option by contacting Us by phone at the number provided in Question 16 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,000 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation Option, you may send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). There is no charge imposed for the Interest Sweep option.

The Interest Sweep option may be utilized in addition to either Dollar Cost Averaging or Automatic Asset Reallocation. With Asset Allocation Models, the Interest Sweep option may be utilized with Automatic Asset Reallocation. If an Interest Sweep transfer is scheduled for the same day as a transfer related to Dollar Cost Averaging or the Automatic Asset Reallocation option, We will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact Us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Accumulation Value is less than $2,500, or such a lower amount as We may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account. Also note that Interest Sweep is not available for policies issued in the State of New York.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send a completed Interest Sweep request form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process Interest Sweep transfers by any other method we make available. VPSC must receive a completed Interest Sweep request form at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive a

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completed Interest Sweep request form at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. The minimum Fixed Accumulation Value required to elect this option is $2,500, but this amount may be reduced at Our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one of three (3) Asset Allocation Models and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. We will allocate additional premium payments to the Allocation Alternatives at the close of the Business Day on which they are received by NYLIAC.

We will credit that portion of each premium payment you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units We credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of Business Day We are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units We credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how We value the Accumulation Units.

Riders

At no additional charge, We include a Living Needs Benefit/Unemployment Rider.

We also offer the Annual Death Benefit Reset Rider and Enhanced Beneficiary Benefit (EBB) Rider described below, which are available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is selected) at no additional cost. The riders are only available in those states where they have been approved. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

(a) Living Needs Benefit/Unemployment Rider

In jurisdictions where approved, this rider provides for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. Please contact your registered representative to determine the availability of this rider. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the unemployment portion of the rider is not available.

You may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date.

The types of Qualifying Events are defined as follows:

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Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days. Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to Us at VPSC at one of the addresses listed in Question 15 of this Prospectus. There is no additional charge for this rider.

( b) Enhanced Beneficiary Benefit Rider (optional)

The Enhanced Beneficiary Benefit (EBB) Rider is available only at the time of application, in jurisdictions where approved. The EBB Rider is not available with the Annual Death Benefit Reset Rider (ADBR) in the State of New Jersey. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

While this rider is in effect, We will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Other Charges—Enhanced Beneficiary Benefit Rider Charge.”)

The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date We receive all necessary requirements to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

Age of Owner at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%

When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

The Gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that We receive all necessary requirements to pay such Beneficiary at VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

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There will be no payment under the EBB Rider if on the date We calculate the EBB: 1) there is no Gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see THE POLICIES—Riders—Enhanced Spousal Continuance Rider), 4) if We elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy. As discussed below in “THE POLICIES—Riders—Enhanced Spousal Continuance Rider”, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date We receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, We assume the following:

1.	The rider is elected at the time of application;

2.	You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

3.	A withdrawal of $20,000 is made in the fourth Policy Year;

4.	Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

5.	If You die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date We receive the necessary requirements to pay the death benefit; and

6.	The Enhanced Beneficiary Benefit Rider percentage equals 50%.

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

Adjusted Premium Payments = $200,000 – $16,000 = $184,000

Third, the Gain is calculated (Accumulation Value – Adjusted Premium Payments):

Gain = $250,000 – $184,000 = $66,000

Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

(c) Enhanced Spousal Continuance Rider (optional)

If you select the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) tax-sheltered annuities.

Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are not the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date We receive due proof of death

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and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless We notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record.

The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.

Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

(d) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. The ADBR Rider is not available with the EBB Rider in the State of New Jersey. If you select this rider and you die prior to the Annuity Commencement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date We receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value less any outstanding loan balance; or

(b)	the Adjusted Death Benefit Premium Payments; or

(c)	the “Reset Value” plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“ADBR Proportional Withdrawals”) made since the most recent Reset Anniversary.

We recalculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the First Policy Anniversary, We calculate the Reset Value by comparing (a) the Accumulation Value; and (b) the Adjusted Death Benefit Premium Payments. The reset value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary. The greater of the compared values will be the new Reset Value.

In jurisdictions where approved, the rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change of assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy (including applicable surrender charges) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider is calculated for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, We have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

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(6)	the Accumulation Value on the date We receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

$225,000

b)	the Adjusted Death Benefit Premium Payments

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

$225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less ADBR Proportional Withdrawals since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earlier of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy, or

3)	the date we terminate the policy.

Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.

You cannot cancel this Rider without surrendering your policy.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Facsimile requests for service will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact Us in writing and provide Us with all relevant details. To correct an error, We must receive your request for correction within 15 days of the date of the confirmation with the transaction in question. You must provide Us with the nature of the error, the date of the error, the corresponding telephone reference number (if applicable) and any other relevant details.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When We receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks (“Check-o-Matic”), payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which We agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. It is important that your confirmation and quarterly statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to Our attention within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, We reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

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CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, We impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, We deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative is less than the necessary surrender charge, We will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative.

The surrender charge is 7% of the amounts withdrawn or surrendered during the first three Policy Years. The percentage of the charge declines 1% for each additional Policy Year, until the ninth Policy Year, after which no surrender charge is made, as shown in the following chart:

Amount of Surrender Charge

Policy Year	Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0

The duration of the surrender charge schedule is based solely on the Policy Date. Additional premium payments do not begin their own surrender charge schedules.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)	on amounts you withdraw in any one Policy Year that are less than or equal to the greater of: (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	if NYLIAC cancels the policy;

(c)	when We pay proceeds upon the death of the policyowner or the Annuitant;

(d)	when you elect to receive a Life Income Payment in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

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(f)	on withdrawals at age 59 1/2 or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy;

(g)	on withdrawals you make under the Living Needs Benefit Rider/Unemployment Rider;

(h)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and

(i)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, We deduct a daily charge from the assets of the Separate Account to compensate Us for certain mortality and expense risks and administrative costs (M&E Charge) We assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.40% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For premium based policies, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). For Accumulation Value based M&E Charge policies, the M&E charge may vary based on the Accumulation Value of the policy when the M&E charge is assessed. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, The Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than Our actuarial tables predict. As a result, We would be paying more Income Payments than We planned. We also assume a risk that the mortality assumptions reflected in Our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, We assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount We charge for these services. We expect to make a profit from this charge, which We may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $50,000. We deduct the annual policy service charge from each Allocation Alternative in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

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(d) Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under Dollar Cost Averaging, Interest Sweep and Automatic Asset Reallocation do not count toward this transfer limit.

(e) Enhanced Beneficiary Benefit Rider Charge (optional)

If you elect the EBB Rider (in jurisdictions where available), We will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Alternative, in proportion to its percentage of the Accumulation Value.

The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at Our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage We are currently charging before you elect this rider. This charge will not change once your policy is issued.

(f) Annual Death Benefit Reset (ADBR) Rider Charge (optional)

If you select the ADBR Rider, We will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. This charge will continue to be deducted while the policy remains in-force.

The charge for the ADBR rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the amount that is reset on the last policy anniversary, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage We are currently charging. As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

Group and Sponsored Arrangements

For certain group or sponsored arrangements, We may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows Us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including Our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to Our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

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Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you must send a written request on a form acceptable to Us to VPSC at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. Fax transmissions are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If the request is complete and We have received all other information necessary to process the request, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that We may deduct, and the annual policy service charge, if applicable. If you have not provided Us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless We agree otherwise. We will withdraw the amount from the Allocation Alternatives in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives, We will allocate the partial withdrawal on a pro-rata basis. We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS— TAXATION OF ANNUITIES IN GENERAL.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Alternatives from which the partial withdrawal is being made, We will pay the entire value of that Allocation Alternative, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, We reserve the right to terminate your policy, subject to any applicable state insurance law or regulation. We will notify you of

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Our intention to exercise this right and give you 90 days to make a premium payment. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in a form acceptable by Us and include a notarized confirmation of the owner(s) signature. In addition, partial withdrawal requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You must specify the Allocation Alternatives from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as We may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, We will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless We agree otherwise.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If We do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, We reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of Our intention to exercise this right and give you 90 days to make a premium payment. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. If We agree, you may change the Annuity Commencement Date to an earlier date. If We

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agree, you may also defer the Annuity Commencement Date to a later date, provided that We receive a written notice of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if you die prior to the Annuity Commencement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all requirements necessary to make the payment at one of the addresses listed in Question 15 of this Prospectus. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value, less any outstanding loan balance; or

(b)	the Adjusted Death Benefit Premium Payments.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives Us the information that We need. If such an election is properly made, We will apply all or part of these proceeds:

(i)	under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option We may offer at the time.

Payments under the annuity or under any other method of payment We make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “INCOME PAYMENTS.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, We can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) The Annuitant, if you were the Annuitant. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

If the Annuitant and, where applicable under another Income Payment option, the joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income Payment Option or under such other option We may offer at that time where permitted by state laws. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. You may not request a lump sum payment to be made prior to the maturity date listed on the Policy Data Page of your policy. If the Life Income Payment Option is not chosen, you may change the Income Payment Option or request any other method of payment We agree to at any time before the Annuity Commencement Date. To change the Income Payment Option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If the Life Income Payment Option is chosen, We may require proof of birth date before Income Payments begin. For Income Payment Options involving life income, the actual age of the Annuitant will

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affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment Option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment Options.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options We may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Income Payment Options involving life income, the payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment Options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

( b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before We pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (NYSE) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits Us to delay payment in order to protect Our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

2.	We may delay payment of any amounts due from the Fixed Account. When permitted by law, We may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until We receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your

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estate. However, if the policyowner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policyowner’s estate.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information, We will pay any amount payable as though the Beneficiary died first.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). To request a TSA loan, you must send a written request on a form acceptable to Us to VPSC. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless We agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, We will transfer sufficient Accumulation Value from the Investment Divisions on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans, but will always be at least equal to the minimum guaranteed interest rate stated on the data page of your policy.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first business day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the

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date the rate is determined. The rate is determined on the first business day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, We will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, We deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date We receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by Us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. Furthermore, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your Registered Representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers to Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account, and increase by the amount of any

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additional premium payments made to the Fixed Account. When the Fixed Accumulation Value is zero, all previous Fixed Account values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which We credit interest on monies remaining in the Fixed Account.

3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model is subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to Dollar Cost Averaging or the Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six- month period.

You must make transfer requests in writing in a form acceptable to Us and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus, by telephone in accordance with established procedures or through our Virtual Service Center. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

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In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case

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of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations. However, these regulations have not been finalized. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

( a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”).

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Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $12,000 for 2013 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $2,500 for 2013 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to

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the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the required minimum distribution (“RMD”) rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. Your should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission paid to broker-dealers who have entered into dealer arrangements with NYLIFE Distributors is typically 6.25% of all premiums received. The total commissions paid for New York Life Flexible Premium Variable Annuity II policies during the fiscal years ended December 31, 2012 and 2011 were $3,438,722 and $1,357,812, respectively.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office

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management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions We receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, We may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If We do not receive timely instructions, We will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Flexible Premium Variable Annuity II Statement of Additional Information.

The New York Life Flexible Premium Variable Annuity II Statement of Additional Information is posted on Our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Flexible Premium Variable Annuity II Statement of Additional Information dated May 1, 2013:

Name

Address

City	State	Zip

57

Statement of Additional Information

May 1, 2013

for

New York Life Flexible Premium Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Flexible Premium Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Flexible Premium Variable Annuity II Prospectus dated May 1, 2013. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Flexible Premium Variable Annuity II Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) — c

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	is the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are

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based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S.

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Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning in 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

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RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to Our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, We reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2012 and 2011, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2012 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

5

NYLIAC Variable Annuity Separate Account-III

Financial Statements

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Statement of Assets and Liabilities

As of December 31, 2012

	MainStay VP Bond— Initial Class	MainStay VP Cash Management	MainStay VP Common Stock— Initial Class

ASSETS:
Investment at net asset value	$96,969,157	$216,199,498	$84,989,389
Dividends due and accrued	—	1,847	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(21,151)	294,328	(63,437)
Net receivable from (payable to) the Fund for shares sold or purchased	21,151	(296,175)	63,437

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	10,528	17,036	8,766
Administrative charges	989	979	976

Total net assets	$96,957,640	$216,181,483	$84,979,647

Total shares outstanding	6,562,610	215,908,288	4,622,303

Net asset value per share (NAV)	$14.78	$1.00	$18.40

Total units outstanding	4,822,479	171,513,563	3,836,045

Variable accumulation unit value (lowest to highest)	$14.65 to $22.05	$0.97 to $9.55	$9.39 to $27.24

Identified cost of investment	$93,175,710	$215,903,317	$79,729,756

Statement of Operations For the year ended December 31, 2012
	MainStay VP Bond— Initial Class	MainStay VP Cash Management	MainStay VP Common Stock— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$2,396,467	$22,139	$1,409,774
Mortality and expense risk charges	(1,368,414)	(3,169,560)	(1,148,951)
Administrative charges	(180,197)	(442,861)	(179,682)

Net investment income (loss)	847,856	(3,590,282)	81,141

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	20,568,159	223,560,822	18,679,020
Cost of investments sold	(18,568,113)	(223,563,502)	(20,455,479)

Net realized gain (loss) on investments	2,000,046	(2,680)	(1,776,459)
Realized gain distribution received	3,316,070	—	—
Change in unrealized appreciation (depreciation) on investments	(3,004,554)	2,698	14,285,887

Net gain (loss) on investments	2,311,562	18	12,509,428

Net increase (decrease) in net assets resulting from operations	$3,159,418	$(3,590,264)	$12,590,569

Not all investment options are available under all policies.

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

MainStay VP Convertible— Initial Class	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Equity— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class

$83,973,481	$36,812,889	$85,013,619	$66,750,865	$99,074,051	$343,363,744	$159,727,046
—	—	—	—	—	—	—
1,838	(118,061)	(17,119)	(16,111)	(58,610)	(122,132)	(111,724)
(1,838)	118,061	17,119	16,111	58,610	122,132	111,724

8,947	3,911	9,333	7,285	10,093	36,991	16,938
878	401	770	664	1,175	3,566	1,670

$83,963,656	$36,808,577	$85,003,516	$66,742,916	$99,062,783	$343,323,187	$159,708,438

7,179,959	3,649,992	8,506,985	5,638,561	3,586,666	33,708,543	11,618,473

$11.70	$10.12	$10.00	$11.84	$27.64	$10.19	$13.76

4,071,628	3,695,465	8,616,296	3,641,097	5,804,812	11,286,345	11,186,380

$13.26 to $24.95	$9.96 to $10.00	$9.84 to $9.88	$13.55 to $20.35	$6.67 to $19.82	$21.58 to $35.25	$13.12 to $18.29

$70,636,669	$36,460,063	$84,994,712	$65,494,052	$78,043,840	$308,852,371	$135,060,425

MainStay VP Convertible— Initial Class	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class(a)	MainStay VP Eagle Small Cap Growth— Initial Class(a)	MainStay VP Government— Initial Class	MainStay VP Growth Equity— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class

$2,611,475	$—	$—	$2,084,026	$422,020	$19,279,998	$3,488,685
(1,208,988)	(442,655)	(1,080,239)	(970,543)	(1,328,935)	(4,506,408)	(2,221,426)
(164,739)	(68,754)	(172,897)	(132,318)	(240,437)	(595,653)	(315,876)

1,237,748	(511,409)	(1,253,136)	981,165	(1,147,352)	14,177,937	951,383

19,851,432	9,717,130	17,636,933	17,740,248	17,283,093	67,199,215	36,280,642
(19,710,031)	(10,408,754)	(18,352,565)	(16,611,779)	(15,343,609)	(61,013,825)	(38,193,584)

141,401	(691,624)	(715,632)	1,128,469	1,939,484	6,185,390	(1,912,942)
330,913	—	—	—	—	—	—
5,051,453	470,887	36,026	(351,716)	12,241,975	17,508,722	23,001,223

5,523,767	(220,737)	(679,606)	776,753	14,181,459	23,694,112	21,088,281

$6,761,515	$(732,146)	$(1,932,742)	$1,757,918	$13,034,107	$37,872,049	$22,039,664

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class

ASSETS:
Investment at net asset value	$76,984,013	$38,334,862	$236,322,707
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	30,158	(9,302)	(147,090)
Net receivable from (payable to) the Fund for shares sold or purchased	(30,158)	9,302	147,090

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	7,998	4,124	24,921
Administrative charges	894	387	2,618

Total net assets	$76,975,121	$38,330,351	$236,295,168

Total shares outstanding	4,923,655	3,159,242	22,414,736

Net asset value per share (NAV)	$15.63	$12.14	$10.55

Total units outstanding	3,543,141	2,009,328	22,693,037

Variable accumulation unit value (lowest to highest)	$10.74 to $24.81	$13.51 to $22.46	$10.38 to $10.43

Identified cost of investment	$69,851,043	$41,444,580	$224,152,726

Statement of Operations (Continued) For the year ended December 31, 2012
	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class(a)

INVESTMENT INCOME (LOSS):
Dividend income	$3,247,269	$703,905	$—
Mortality and expense risk charges	(985,758)	(539,580)	(2,790,382)
Administrative charges	(155,278)	(72,663)	(446,478)

Net investment income (loss)	2,106,233	91,662	(3,236,860)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	12,350,585	10,686,950	39,072,190
Cost of investments sold	(12,637,402)	(16,672,256)	(38,359,595)

Net realized gain (loss) on investments	(286,817)	(5,985,306)	712,595
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	7,800,438	12,605,601	12,317,071

Net gain (loss) on investments	7,513,621	6,620,295	13,029,666

Net increase (decrease) in net assets resulting from operations	$9,619,854	$6,711,957	$9,792,806

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class

$40,624,008	$2,518,577	$59,195,359	$185,901,528	$66,556,841	$25,638,656	$276,594,931
—	—	—	—	—	—	—
(1,224)	(103)	15,480	(159,753)	(22,415)	(1,374)	(248,648)
1,224	103	(15,480)	159,753	22,415	1,374	248,648

4,230	288	6,328	19,266	7,139	2,751	31,266
448	17	589	2,092	658	253	2,147

$40,619,330	$2,518,272	$59,188,442	$185,880,170	$66,549,044	$25,635,652	$276,561,518

2,407,237	231,183	4,837,685	6,430,991	6,172,215	2,548,048	30,482,996

$16.88	$10.89	$12.23	$28.93	$10.79	$10.06	$9.08

2,921,262	234,174	3,265,294	8,406,020	6,249,736	1,869,710	30,876,115

$7.67 to $16.34	$10.72 to $10.76	$18.02 to $20.81	$10.02 to $27.64	$10.61 to $10.66	$12.83 to $20.63	$8.94 to $10.19

$30,602,918	$2,321,695	$47,076,236	$147,716,988	$61,732,430	$18,874,398	$302,858,914

MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities— Initial Class(a)	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class(a)	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class(a)

$—	$—	$463,332	$3,156,636	$—	$119,837	$—
(583,020)	(32,220)	(837,426)	(2,484,637)	(809,009)	(365,340)	(3,662,154)
(94,035)	(2,987)	(118,445)	(388,835)	(108,138)	(50,331)	(601,746)

(677,055)	(35,207)	(492,539)	283,164	(917,147)	(295,834)	(4,263,900)

10,571,904	887,573	14,850,223	33,802,925	14,782,064	6,639,318	59,012,060
(7,235,924)	(866,878)	(10,448,534)	(28,996,869)	(14,440,935)	(4,901,691)	(66,202,004)

3,335,980	20,695	4,401,689	4,806,056	341,129	1,737,627	(7,189,944)
—	—	4,888,326	—	—	—	—
1,863,890	196,985	331,293	20,044,416	4,846,827	1,437,054	(26,015,335)

5,199,870	217,680	9,621,308	24,850,472	5,187,956	3,174,681	(33,205,279)

$4,522,815	$182,473	$9,128,769	$25,133,636	$4,270,809	$2,878,847	$(37,469,179)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	Alger Small Cap Growth Portfolio— Class I-2 Shares	Calvert VP SRI Balanced Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares

ASSETS:
Investment at net asset value	$—	$—	$14,984,919
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	(3,937)
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	3,937

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	1,626
Administrative charges	—	—	141

Total net assets	$—	$—	$14,983,152

Total shares outstanding	—	—	1,083,010

Net asset value per share (NAV)	$—	$—	$13.84

Total units outstanding	—	—	1,187,515

Variable accumulation unit value (lowest to highest)	$—	$—	$12.34 to $19.23

Identified cost of investment	$—	$—	$13,547,639

Statement of Operations (Continued) For the year ended December 31, 2012
	Alger Small Cap Growth Portfolio— Class I-2 Shares	Calvert VP SRI Balanced Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares

INVESTMENT INCOME (LOSS):
Dividend income	$—	$—	$—
Mortality and expense risk charges	(54,673)	(52,161)	(213,523)
Administrative charges	(8,068)	(8,606)	(32,065)

Net investment income (loss)	(62,741)	(60,767)	(245,588)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	34,467,097	30,522,827	4,935,906
Cost of investments sold	(21,035,527)	(29,312,805)	(3,582,354)

Net realized gain (loss) on investments	13,431,570	1,210,022	1,353,552
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	(9,678,735)	489,664	611,314

Net gain (loss) on investments	3,752,835	1,699,686	1,964,866

Net increase (decrease) in net assets resulting from operations	$3,690,094	$1,638,919	$1,719,278

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Janus Aspen Balanced Portfolio— Institutional Shares	Janus Aspen Worldwide Portfolio— Institutional Shares	MFS® Investors Trust Series— Initial Class	MFS® Research Series— Initial Class	MFS® Utilities Series— Initial Class

$156,094,079	$68,195,982	$—	$65,409,986	$9,194,258	$10,833,709	$—
—	—	—	—	—	—	—
(80,039)	(53,537)	—	(2,740)	(173)	116,983	—
80,039	53,537	—	2,740	173	(116,983)	—

16,253	7,200	—	6,682	974	1,125	—
1,726	731	—	784	95	114	—

$156,076,100	$68,188,051	$—	$65,402,520	$9,193,189	$10,832,470	$—

5,906,737	3,422,744	—	2,127,935	400,978	490,468	—

$26.44	$19.94	$—	$30.74	$22.93	$21.85	$—

6,126,966	3,709,162	—	4,350,371	764,351	842,253	—

$14.84 to $29.92	$13.09 to $20.78	$—	$6.55 to $17.03	$10.53 to $17.25	$9.16 to $17.64	$—

$160,594,872	$75,378,047	$—	$59,653,256	$7,464,297	$7,421,284	$—

Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Janus Aspen Balanced Portfolio— Institutional Shares	Janus Aspen Worldwide Portfolio— Institutional Shares	MFS® Investors Trust Series— Initial Class	MFS® Research Series— Initial Class	MFS® Utilities Series— Initial Class

$2,085,423	$2,082,094	$—	$559,223	$81,625	$86,608	$—
(2,156,820)	(916,014)	(383,548)	(834,550)	(120,846)	(144,599)	(5,517)
(317,917)	(130,966)	(57,495)	(150,948)	(16,558)	(22,176)	(437)

(389,314)	1,035,114	(441,043)	(426,275)	(55,779)	(80,167)	(5,954)

34,117,901	14,280,180	236,674,234	12,131,878	1,940,824	2,492,612	3,054,007
(35,476,499)	(17,691,463)	(204,862,489)	(14,683,272)	(1,519,675)	(1,698,654)	(2,880,989)

(1,358,598)	(3,411,283)	31,811,745	(2,551,394)	421,149	793,958	173,018
—	4,382,745	—	—	—	—	—
24,752,702	8,166,714	(15,855,157)	13,919,229	1,094,406	883,095	(52,641)

23,394,104	9,138,176	15,956,588	11,367,835	1,515,555	1,677,053	120,377

$23,004,790	$10,173,290	$15,515,545	$10,941,560	$1,459,776	$1,596,886	$114,423

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	Neuberger Berman AMT Mid-Cap Growth— Class I	Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class

ASSETS:
Investment at net asset value	$2,187,222	$78,619,967	$—
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	464	(216,632)	—
Net receivable from (payable to) the Fund for shares sold or purchased	(464)	216,632	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	252	8,996	—
Administrative charges	14	581	—

Total net assets	$2,186,956	$78,610,390	$—

Total shares outstanding	70,609	7,199,689	—

Net asset value per share (NAV)	$30.97	$10.95	$—

Total units outstanding	138,982	5,369,492	—

Variable accumulation unit value (lowest to highest)	$15.11 to $21.67	$8.42 to $15.29	$—

Identified cost of investment	$1,707,683	$69,568,426	$—

Statement of Operations (Continued) For the year ended December 31, 2012
	Neuberger Berman AMT Mid-Cap Growth— Class I	Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class

INVESTMENT INCOME (LOSS):
Dividend income	$—	$—	$—
Mortality and expense risk charges	(33,126)	(1,145,696)	(119,484)
Administrative charges	(3,377)	(202,434)	(18,463)

Net investment income (loss)	(36,503)	(1,348,130)	(137,947)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	523,512	14,165,045	69,638,264
Cost of investments sold	(357,814)	(12,005,868)	(55,125,627)

Net realized gain (loss) on investments	165,698	2,159,177	14,512,637
Realized gain distribution received	—	1,716,226	—
Change in unrealized appreciation (depreciation) on investments	83,026	1,821,590	(8,146,604)

Net gain (loss) on investments	248,724	5,696,993	6,366,033

Net increase (decrease) in net assets resulting from operations	$212,221	$4,348,863	$6,228,086

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

T. Rowe Price Equity Income Portfolio	UIF Emerging Markets Equity Portfolio— Class I	Van Eck VIP Global Hard Assets

$—	$—	$—
—	—	—
—	—	—
—	—	—

—	—	—
—	—	—

$—	$—	$—

—	—	—

$—	$—	$—

—	—	—

$—	$—	$—

$—	$—	$—

T. Rowe Price Equity Income Portfolio	UIF Emerging Markets Equity Portfolio— Class I	Van Eck VIP Global Hard Assets

$—	$—	$—
(128,718)	(76,409)	(629,685)
(16,442)	(11,250)	(97,460)

(145,160)	(87,659)	(727,145)

77,483,871	47,623,414	361,428,669
(80,320,518)	(44,228,362)	(352,035,615)

(2,836,647)	3,395,052	9,393,054
—	—	23,371,244
8,905,084	1,667,193	9,513,780

6,068,437	5,062,245	42,278,078

$5,923,277	$4,974,586	$41,550,933

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	MainStay VP Balanced— Service Class	MainStay VP Bond— Service Class	MainStay VP Common Stock— Service Class

ASSETS:
Investment at net asset value	$87,566,507	$199,217,097	$37,062,216
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	51,314	227,791	(41,022)
Net receivable from (payable to) the Fund for shares sold or purchased	(51,314)	(227,791)	41,022

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	10,214	23,903	4,270
Administrative charges	619	1,199	296

Total net assets	$87,555,674	$199,191,995	$37,057,650

Total shares outstanding	7,203,958	13,588,520	2,026,343

Net asset value per share (NAV)	$12.15	$14.64	$18.31

Total units outstanding	6,859,165	15,300,012	2,538,282

Variable accumulation unit value (lowest to highest)	$10.32 to $13.30	$10.02 to $13.69	$10.26 to $14.93

Identified cost of investment	$78,068,163	$198,718,912	$34,077,918

Statement of Operations (Continued) For the year ended December 31, 2012
	MainStay VP Balanced— Service Class	MainStay VP Bond— Service Class	MainStay VP Common Stock— Service Class

INVESTMENT INCOME (LOSS):
Dividend income	$994,448	$4,344,499	$517,935
Mortality and expense risk charges	(1,255,498)	(2,858,548)	(546,745)
Administrative charges	(180,972)	(353,326)	(78,265)

Net investment income (loss)	(442,022)	1,132,625	(107,075)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	14,341,995	36,702,936	7,501,625
Cost of investments sold	(13,340,882)	(34,418,336)	(10,251,048)

Net realized gain (loss) on investments	1,001,113	2,284,600	(2,749,423)
Realized gain distribution received	—	6,551,522	—
Change in unrealized appreciation (depreciation) on investments	7,850,356	(4,876,223)	8,023,094

Net gain (loss) on investments	8,851,469	3,959,899	5,273,671

Net increase (decrease) in net assets resulting from operations	$8,409,447	$5,092,524	$5,166,596

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

MainStay VP Conservative Allocation— Service Class	MainStay VP Convertible— Service Class	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Service Class	MainStay VP Eagle Small Cap Growth— Service Class	MainStay VP Flexible Bond Opportunities— Service Class	MainStay VP Floating Rate— Service Class	MainStay VP Government— Service Class

$297,223,283	$160,865,153	$109,447,289	$29,980,900	$60,961,081	$218,404,437	$118,068,603
—	—	—	—	—	762,397	—
(116,232)	(15,897)	(26,274)	(40,378)	840,352	334,975	291,635
116,232	15,897	26,274	40,378	(840,352)	(1,097,372)	(291,635)

35,075	18,996	12,648	3,430	7,180	25,843	14,010
1,868	1,033	862	246	281	1,400	777

$297,186,340	$160,845,124	$109,433,779	$29,977,224	$60,953,620	$218,377,194	$118,053,816

25,771,878	13,852,643	10,842,752	3,010,046	5,837,272	23,305,046	10,029,042

$11.54	$11.61	$10.10	$9.97	$10.30	$9.32	$11.74

22,894,895	10,683,811	10,982,326	3,049,396	5,524,862	18,529,393	9,610,974

$10.23 to $13.21	$9.34 to $15.96	$9.94 to $10.92	$9.81 to $10.46	$10.41 to $10.94	$10.20 to $11.94	$10.01 to $12.78

$278,359,102	$143,544,101	$107,937,717	$30,047,430	$59,648,319	$209,769,740	$117,395,239

MainStay VP Conservative Allocation— Service Class	MainStay VP Convertible— Service Class	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Service Class(a)	MainStay VP Eagle Small Cap Growth— Service Class(a)	MainStay VP Flexible Bond Opportunities— Service Class	MainStay VP Floating Rate— Service Class	MainStay VP Government— Service Class

$5,584,613	$4,500,611	$—	$—	$2,641,558	$8,312,339	$3,259,560
(4,095,173)	(2,460,123)	(1,343,025)	(396,200)	(478,646)	(3,054,683)	(1,709,505)
(512,941)	(326,587)	(245,596)	(60,798)	(55,693)	(390,339)	(226,274)

976,499	1,713,901	(1,588,621)	(456,998)	2,107,219	4,867,317	1,323,781

40,152,733	30,844,476	18,307,318	6,514,298	4,410,472	42,833,592	29,395,775
(36,628,581)	(31,290,436)	(19,772,420)	(6,767,543)	(4,238,957)	(38,737,483)	(28,576,166)

3,524,152	(445,960)	(1,465,102)	(253,245)	171,515	4,096,109	819,609
16,183,740	623,481	—	—	429,809	—	—
2,029,078	9,503,076	1,535,847	(26,153)	752,945	1,555,368	206,812

21,736,970	9,680,597	70,745	(279,398)	1,354,269	5,651,477	1,026,421

$22,713,469	$11,394,498	$(1,517,876)	$(736,396)	$3,461,488	$10,518,794	$2,350,202

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	MainStay VP Growth Allocation— Service Class	MainStay VP Growth Equity— Service Class	MainStay VP High Yield Corporate Bond— Service Class

ASSETS:
Investment at net asset value	$92,741,091	$33,320,252	$873,173,220
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(84,219)	8,275	1,461,370
Net receivable from (payable to) the Fund for shares sold or purchased	84,219	(8,275)	(1,461,370)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	10,304	3,856	106,097
Administrative charges	862	244	4,765

Total net assets	$92,729,925	$33,316,152	$873,062,358

Total shares outstanding	9,211,380	1,210,607	86,318,770

Net asset value per share (NAV)	$10.08	$27.52	$10.10

Total units outstanding	8,127,765	2,537,501	50,257,706

Variable accumulation unit value (lowest to highest)	$9.92 to $13.90	$10.15 to $13.55	$10.40 to $19.27

Identified cost of investment	$85,435,103	$28,409,512	$797,360,576

Statement of Operations (Continued) For the year ended December 31, 2012
	MainStay VP Growth Allocation— Service Class	MainStay VP Growth Equity— Service Class	MainStay VP High Yield Corporate Bond— Service Class

INVESTMENT INCOME (LOSS):
Dividend income	$717,450	$65,263	$45,806,312
Mortality and expense risk charges	(1,274,779)	(497,964)	(11,818,290)
Administrative charges	(261,956)	(73,191)	(1,467,642)

Net investment income (loss)	(819,285)	(505,892)	32,520,380

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	13,818,829	7,513,131	76,250,166
Cost of investments sold	(15,426,279)	(5,915,772)	(74,135,759)

Net realized gain (loss) on investments	(1,607,450)	1,597,359	2,114,407
Realized gain distribution received	6,170,372	—	—
Change in unrealized appreciation (depreciation) on investments	7,570,928	2,829,811	49,314,922

Net gain (loss) on investments	12,133,850	4,427,170	51,429,329

Net increase (decrease) in net assets resulting from operations	$11,314,565	$3,921,278	$83,949,709

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

MainStay VP ICAP Select Equity— Service Class	MainStay VP Income Builder— Service Class	MainStay VP International Equity— Service Class	MainStay VP Janus Balanced— Service Class	MainStay VP Large Cap Growth— Service Class	MainStay VP MFS® Utilities— Service Class	MainStay VP Mid Cap Core— Service Class

$258,996,716	$53,741,815	$134,802,383	$160,792,315	$92,846,342	$409,465,606	$163,697,148
—	—	—	—	—	—	—
(129,078)	95,719	(19,734)	126,166	71,273	385,682	(75,031)
129,078	(95,719)	19,734	(126,166)	(71,273)	(385,682)	75,031

30,095	6,430	15,676	18,858	10,788	47,212	18,872
1,906	321	1,024	1,074	619	3,128	1,275

$258,964,715	$53,735,064	$134,785,683	$160,772,383	$92,834,935	$409,415,266	$163,677,001

19,005,737	3,451,200	11,197,887	15,262,412	5,601,869	37,631,577	13,496,821

$13.63	$15.54	$12.04	$10.53	$16.56	$10.87	$12.13

16,868,551	3,654,874	8,845,473	15,465,081	6,638,581	38,131,018	8,807,769

$10.18 to $15.88	$10.26 to $15.41	$9.14 to $16.50	$10.24 to $10.40	$9.90 to $14.59	$10.39 to $10.74	$9.97 to $19.39

$212,619,793	$49,337,303	$153,725,890	$152,869,463	$75,734,358	$376,866,462	$132,818,865

MainStay VP ICAP Select Equity— Service Class	MainStay VP Income Builder— Service Class	MainStay VP International Equity— Service Class	MainStay VP Janus Balanced— Service Class(a)	MainStay VP Large Cap Growth— Service Class	MainStay VP MFS® Utilities— Service Class(a)	MainStay VP Mid Cap Core— Service Class

$4,962,050	$2,036,280	$2,092,328	$—	$—	$—	$846,606
(3,804,321)	(701,120)	(1,944,909)	(1,994,389)	(1,366,555)	(5,023,411)	(2,399,758)
(529,879)	(80,805)	(295,241)	(316,383)	(204,105)	(741,140)	(352,202)

627,850	1,254,355	(147,822)	(2,310,772)	(1,570,660)	(5,764,551)	(1,905,354)

46,031,427	8,025,300	24,953,354	19,894,054	18,693,262	57,074,342	31,667,594
(47,609,750)	(9,168,501)	(36,944,339)	(19,556,490)	(15,684,714)	(55,495,409)	(25,374,938)

(1,578,323)	(1,143,201)	(11,990,985)	337,564	3,008,548	1,578,933	6,292,656
—	—	—	—	—	—	13,450,457
33,987,439	5,480,938	33,647,633	7,796,687	7,455,465	32,213,462	5,777,215

32,409,116	4,337,737	21,656,648	8,134,251	10,464,013	33,792,395	25,520,328

$33,036,966	$5,592,092	$21,508,826	$5,823,479	$8,893,353	$28,027,844	$23,614,974

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	MainStay VP Moderate Allocation— Service Class	MainStay VP Moderate Growth Allocation— Service Class	MainStay VP PIMCO Real Return— Service Class

ASSETS:
Investment at net asset value	$333,661,783	$301,591,037	$169,581,578
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	395,913	378,943	576,565
Net receivable from (payable to) the Fund for shares sold or purchased	(395,913)	(378,943)	(576,565)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	38,771	34,368	20,196
Administrative charges	2,240	2,136	881

Total net assets	$333,620,772	$301,554,533	$169,560,501

Total shares outstanding	30,005,260	27,343,091	16,004,046

Net asset value per share (NAV)	$11.11	$11.02	$10.56

Total units outstanding	26,359,577	24,373,331	16,217,063

Variable accumulation unit value (lowest to highest)	$10.31 to $13.15	$10.11 to $13.35	$10.10 to $10.44

Identified cost of investment	$311,226,555	$275,321,641	$162,072,260

Statement of Operations (Continued) For the year ended December 31, 2012
	MainStay VP Moderate Allocation— Service Class	MainStay VP Moderate Growth Allocation— Service Class	MainStay VP PIMCO Real Return— Service Class(a)

INVESTMENT INCOME (LOSS):
Dividend income	$4,996,767	$2,906,917	$—
Mortality and expense risk charges	(4,692,974)	(3,994,514)	(1,852,524)
Administrative charges	(730,849)	(875,379)	(261,865)

Net investment income (loss)	(427,056)	(1,962,976)	(2,114,389)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	51,970,359	36,403,736	23,736,627
Cost of investments sold	(49,151,837)	(38,514,452)	(23,077,917)

Net realized gain (loss) on investments	2,818,522	(2,110,716)	658,710
Realized gain distribution received	21,266,947	11,445,725	—
Change in unrealized appreciation (depreciation) on investments	7,629,914	24,998,348	6,932,753

Net gain (loss) on investments	31,715,383	34,333,357	7,591,463

Net increase (decrease) in net assets resulting from operations	$31,288,327	$32,370,381	$5,477,074

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

MainStay VP S&P 500 Index— Service Class	MainStay VP T. Rowe Price Equity Income— Service Class	MainStay VP U.S. Small Cap— Service Class	Alger Small Cap Growth Portfolio— Class S Shares	BlackRock® Global Allocation V.I. Fund— Class III Shares	Columbia Variable Portfolio— Small Cap Value Fund— Class 2 Shares	Dreyfus IP Technology Growth Portfolio— Service Shares

$161,979,811	$141,769,511	$67,973,042	$—	$77,649,943	$41,108,068	$49,805,925
—	—	—	—	—	—	—
53,280	(66,288)	(45,905)	—	279,321	(25,111)	(198,143)
(53,280)	66,288	45,905	—	(279,321)	25,111	198,143

18,644	16,514	7,807	—	9,094	4,674	5,728
1,265	1,045	542	—	319	320	372

$161,959,902	$141,751,952	$67,964,693	$—	$77,640,530	$41,103,074	$49,799,825

5,615,430	13,177,716	6,939,800	—	5,395,441	2,677,941	3,717,775

$28.84	$10.76	$9.80	$—	$14.34	$15.36	$13.45

11,277,626	13,353,813	3,788,420	—	7,981,724	3,031,710	3,182,752

$10.16 to $14.66	$10.36 to $10.64	$9.87 to $18.60	$—	$9.63 to $10.29	$9.57 to $14.25	$9.72 to $16.26

$140,435,932	$131,879,183	$51,467,014	$—	$75,961,257	$40,391,203	$42,251,398

MainStay VP S&P 500 Index— Service Class	MainStay VP T. Rowe Price Equity Income— Service Class(a)	MainStay VP U.S. Small Cap— Service Class	Alger Small Cap Growth Portfolio— Class S Shares	BlackRock® Global Allocation V.I. Fund— Class III Shares	Columbia Variable Portfolio— Small Cap Value Fund— Class 2 Shares	Dreyfus IP Technology Growth Portfolio— Service Shares

$2,304,117	$—	$146,569	$—	$1,130,996	$118,809	$—
(2,344,394)	(1,800,614)	(989,830)	(64,591)	(827,759)	(590,929)	(725,060)
(343,488)	(245,913)	(154,721)	(9,535)	(156,407)	(91,570)	(130,057)

(383,765)	(2,046,527)	(997,982)	(74,126)	146,830	(563,690)	(855,117)

31,044,558	24,973,220	13,255,066	36,887,187	8,448,521	9,854,949	11,316,555
(26,989,973)	(24,463,930)	(9,675,796)	(28,660,709)	(8,908,106)	(10,278,098)	(7,869,609)

4,054,585	509,290	3,579,270	8,226,478	(459,585)	(423,149)	3,446,946
—	—	—	—	253,518	1,909,690	—
16,884,489	9,956,615	4,353,531	(4,240,168)	3,847,536	2,791,964	2,942,944

20,939,074	10,465,905	7,932,801	3,986,310	3,641,469	4,278,505	6,389,890

$20,555,309	$8,419,378	$6,934,819	$3,912,184	$3,788,299	$3,714,815	$5,534,773

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	Fidelity® VIP Contrafund® Portfolio— Service Class 2	Fidelity® VIP Equity-Income Portfolio— Service Class 2	Fidelity® VIP Mid Cap Portfolio— Service Class 2

ASSETS:
Investment at net asset value	$265,175,535	$108,277,588	$167,119,501
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(10,910)	111,509	(6,038)
Net receivable from (payable to) the Fund for shares sold or purchased	10,910	(111,509)	6,038

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	30,462	12,591	18,921
Administrative charges	2,033	817	1,337

Total net assets	$265,143,040	$108,264,180	$167,099,243

Total shares outstanding	10,199,479	5,513,052	5,574,568

Net asset value per share (NAV)	$26.00	$19.62	$29.98

Total units outstanding	15,126,608	7,608,082	8,508,499

Variable accumulation unit value (lowest to highest)	$10.08 to $18.67	$10.29 to $14.58	$9.31 to $21.17

Identified cost of investment	$256,896,277	$113,649,591	$160,026,933

Statement of Operations (Continued) For the year ended December 31, 2012
	Fidelity® VIP Contrafund® Portfolio— Service Class 2	Fidelity® VIP Equity-Income Portfolio— Service Class 2	Fidelity® VIP Mid Cap Portfolio— Service Class 2

INVESTMENT INCOME (LOSS):
Dividend income	$2,944,081	$3,073,096	$647,833
Mortality and expense risk charges	(3,848,695)	(1,563,361)	(2,439,337)
Administrative charges	(596,603)	(209,076)	(371,270)

Net investment income (loss)	(1,501,217)	1,300,659	(2,162,774)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	43,762,204	20,197,912	30,902,196
Cost of investments sold	(52,668,938)	(25,081,969)	(31,375,906)

Net realized gain (loss) on investments	(8,906,734)	(4,884,057)	(473,710)
Realized gain distribution received	—	6,929,865	13,345,424
Change in unrealized appreciation (depreciation) on investments	45,771,511	11,843,470	9,642,893

Net gain (loss) on investments	36,864,777	13,889,278	22,514,607

Net increase (decrease) in net assets resulting from operations	$35,363,560	$15,189,937	$20,351,833

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Janus Aspen Balanced Portfolio— Service Shares	Janus Aspen Worldwide Portfolio— Service Shares	MFS® Investors Trust Series— Service Class	MFS® Research Series— Service Class	MFS® Utilities Series— Service Class	Neuberger Berman AMT Mid-Cap Growth Portfolio— Class S	PIMCO Real Return Portfolio— Advisor Class

$—	$31,668,104	$8,342,390	$9,074,902	$—	$35,910,876	$—
—	—	—	—	—	—	—
—	(11,358)	(30,069)	(4,959)	—	(212,044)	—
—	11,358	30,069	4,959	—	212,044	—

—	3,624	975	1,048	—	4,173	—
—	241	59	67	—	259	—

$—	$31,664,239	$8,341,356	$9,073,787	$—	$35,906,444	$—

—	1,044,837	367,536	418,427	—	1,196,123	—

$—	$30.32	$22.78	$21.70	$—	$30.20	$—

—	2,502,714	563,877	569,615	—	1,983,091	—

$—	$9.38 to $13.06	$10.36 to $15.42	$10.28 to $16.75	$—	$9.95 to $19.64	$—

$—	$28,775,814	$7,136,037	$7,530,443	$—	$31,692,593	$—

Janus Aspen Balanced Portfolio— Service Shares	Janus Aspen Worldwide Portfolio— Service Shares	MFS® Investors Trust Series— Service Class	MFS® Research Series— Service Class	MFS® Utilities Series— Service Class	Neuberger Berman AMT Mid-Cap Growth Portfolio— Class S	PIMCO Real Return Portfolio— Advisor Class

$—	$238,550	$53,831	$46,651	$—	$—	$—
(290,148)	(433,085)	(108,623)	(117,879)	(739,723)	(537,763)	(221,680)
(40,638)	(67,774)	(16,411)	(19,706)	(105,665)	(78,339)	(28,221)

(330,786)	(262,309)	(71,203)	(90,934)	(845,388)	(616,102)	(249,901)

161,259,607	6,213,306	1,805,408	1,794,673	415,383,339	10,757,648	130,401,967
(150,724,833)	(6,972,369)	(1,776,150)	(1,578,334)	(415,310,721)	(8,619,384)	(127,282,187)

10,534,774	(759,063)	29,258	216,339	72,618	2,138,264	3,119,780
—	—	—	—	—	—	—
221,875	5,843,416	1,176,438	985,522	16,146,810	1,636,267	(996,547)

10,756,649	5,084,353	1,205,696	1,201,861	16,219,428	3,774,531	2,123,233

$10,425,863	$4,822,044	$1,134,493	$1,110,927	$15,374,040	$3,158,429	$1,873,332

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2012

	T. Rowe Price Equity Income Portfolio—II	UIF Emerging Markets Equity Portfolio— Class II	Victory VIF Diversified Stock Fund— Class A Shares

ASSETS:
Investment at net asset value	$—	$—	$16,204,110
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	(16,681)
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	16,681

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	1,822
Administrative charges	—	—	143

Total net assets	$—	$—	$16,202,145

Total shares outstanding	—	—	1,556,698

Net asset value per share (NAV)	$—	$—	$10.42

Total units outstanding	—	—	1,280,281

Variable accumulation unit value (lowest to highest)	$—	$—	$9.97 to $13.07

Identified cost of investment	$—	$—	$13,593,264

Statement of Operations (Continued) For the year ended December 31, 2012
	T. Rowe Price Equity Income Portfolio—II	UIF Emerging Markets Equity Portfolio— Class II	Victory VIF Diversified Stock Fund— Class A Shares

INVESTMENT INCOME (LOSS):
Dividend income	$—	$—	$162,208
Mortality and expense risk charges	(275,555)	(214,540)	(239,116)
Administrative charges	(36,427)	(37,686)	(43,070)

Net investment income (loss)	(311,982)	(252,226)	(119,978)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	153,651,540	122,784,641	4,572,112
Cost of investments sold	(156,358,042)	(114,905,172)	(5,379,656)

Net realized gain (loss) on investments	(2,706,502)	7,879,469	(807,544)
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	14,720,560	5,446,605	3,265,584

Net gain (loss) on investments	12,014,058	13,326,074	2,458,040

Net increase (decrease) in net assets resulting from operations	$11,702,076	$13,073,848	$2,338,062

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(This page intentionally left blank)

Statement of Changes in Net Assets

For the years ended December 31, 2012

and December 31, 2011

	MainStay VP Bond— Initial Class		MainStay VP Cash Management
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$847,856	$1,795,603	$(3,590,282)	$(4,252,905)
Net realized gain (loss) on investments	2,000,046	2,645,956	(2,680)	(15,275)
Realized gain distribution received	3,316,070	1,609,876	—	—
Change in unrealized appreciation (depreciation) on investments	(3,004,554)	136,597	2,698	19,769

Net increase (decrease) in net assets resulting from operations	3,159,418	6,188,032	(3,590,264)	(4,248,411)

Contributions and (Withdrawals):
Payments received from policyowners	979,469	1,273,826	28,604,119	31,470,094
Policyowners’ surrenders	(14,720,999)	(17,853,551)	(67,061,759)	(81,319,004)
Policyowners’ annuity and death benefits	(1,363,241)	(1,866,932)	(1,944,708)	(2,881,129)
Net transfers from (to) Fixed Account	(2,125,091)	(2,309,228)	(9,999,557)	(11,640,076)
Transfers between Investment Divisions	2,913,720	(2,107,016)	(61,831,506)	165,568,711

Net contributions and (withdrawals)	(14,316,142)	(22,862,901)	(112,233,411)	101,198,596

Increase (decrease) in net assets	(11,156,724)	(16,674,869)	(115,823,675)	96,950,185
NET ASSETS:
Beginning of year	108,114,364	124,789,233	332,005,158	235,054,973

End of year	$96,957,640	$108,114,364	$216,181,483	$332,005,158

	MainStay VP Government— Initial Class		MainStay VP Growth Equity— Initial Class
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$981,165	$1,394,253	$(1,147,352)	$(1,109,511)
Net realized gain (loss) on investments	1,128,469	1,605,542	1,939,484	(253,314)
Realized gain distribution received	—	651,574	—	—
Change in unrealized appreciation (depreciation) on investments	(351,716)	(160,791)	12,241,975	(1,431,738)

Net increase (decrease) in net assets resulting from operations	1,757,918	3,490,578	13,034,107	(2,794,563)

Contributions and (Withdrawals):
Payments received from policyowners	1,010,882	765,799	1,085,256	1,408,721
Policyowners’ surrenders	(10,965,008)	(11,471,230)	(10,286,242)	(11,950,270)
Policyowners’ annuity and death benefits	(1,281,017)	(1,538,437)	(2,039,699)	(1,310,941)
Net transfers from (to) Fixed Account	(1,304,083)	(1,467,165)	(1,777,562)	(1,401,600)
Transfers between Investment Divisions	(1,536,435)	(4,183,794)	(1,564,893)	(2,765,853)

Net contributions and (withdrawals)	(14,075,661)	(17,894,827)	(14,583,140)	(16,019,943)

Increase (decrease) in net assets	(12,317,743)	(14,404,249)	(1,549,033)	(18,814,506)
NET ASSETS:
Beginning of year	79,060,659	93,464,908	100,611,816	119,426,322

End of year	$66,742,916	$79,060,659	$99,062,783	$100,611,816

Not all investment options are available under all policies.

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

MainStay VP Common Stock— Initial Class		MainStay VP Convertible— Initial Class		MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class
2012	2011	2012	2011	2012(a)	2012(a)

$81,141	$10,466	$1,237,748	$870,755	$(511,409)	$(1,253,136)
(1,776,459)	(3,077,077)	141,401	2,828,778	(691,624)	(715,632)
—	—	330,913	—	—	—
14,285,887	3,462,362	5,051,453	(10,189,565)	470,887	36,026

12,590,569	395,751	6,761,515	(6,490,032)	(732,146)	(1,932,742)

869,697	867,728	827,119	1,347,886	430,131	1,594,754
(11,223,134)	(11,629,349)	(11,936,581)	(14,478,998)	(4,258,855)	(7,997,991)
(1,326,768)	(1,223,273)	(917,290)	(1,522,032)	(425,094)	(630,627)
(2,009,951)	(1,486,200)	(2,285,140)	(2,451,996)	(1,155,665)	(833,316)
(3,096,343)	(3,716,533)	(3,099,232)	206,434	42,950,206	94,803,438

(16,786,499)	(17,187,627)	(17,411,124)	(16,898,706)	37,540,723	86,936,258

(4,195,930)	(16,791,876)	(10,649,609)	(23,388,738)	36,808,577	85,003,516

89,175,577	105,967,453	94,613,265	118,002,003	—	—

$84,979,647	$89,175,577	$83,963,656	$94,613,265	$36,808,577	$85,003,516

MainStay VP High Yield Corporate Bond— Initial Class		MainStay VP ICAP Select Equity— Initial Class		MainStay VP Income Builder— Initial Class		MainStay VP International Equity— Initial Class
2012	2011	2012	2011	2012	2011	2012	2011

$14,177,937	$16,044,637	$951,383	$(206,640)	$2,106,233	$1,916,610	$91,662	$834,120
6,185,390	4,043,897	(1,912,942)	(5,198,984)	(286,817)	(2,013,613)	(5,985,306)	(4,319,870)
—	—	—	—	—	—	—	—
17,508,722	(2,840,794)	23,001,223	(49,267)	7,800,438	2,292,609	12,605,601	(5,536,270)

37,872,049	17,247,740	22,039,664	(5,454,891)	9,619,854	2,195,606	6,711,957	(9,022,020)

4,465,214	4,845,078	1,880,094	1,623,653	874,084	936,097	376,099	526,212
(46,207,527)	(54,246,816)	(22,095,215)	(26,951,221)	(8,664,810)	(9,285,079)	(5,492,049)	(7,282,199)
(8,025,162)	(6,435,760)	(2,023,962)	(2,463,711)	(1,883,934)	(1,719,321)	(325,556)	(494,698)
(3,363,896)	(7,337,154)	(3,442,927)	(3,132,407)	(1,198,698)	(1,077,902)	(1,245,074)	(873,165)
17,957,026	(4,765,226)	(6,954,364)	(7,093,670)	2,147,036	(1,232,073)	(2,478,239)	(760,119)

(35,174,345)	(67,939,878)	(32,636,374)	(38,017,356)	(8,726,322)	(12,378,278)	(9,164,819)	(8,883,969)

2,697,704	(50,692,138)	(10,596,710)	(43,472,247)	893,532	(10,182,672)	(2,452,862)	(17,905,989)

340,625,483	391,317,621	170,305,148	213,777,395	76,081,589	86,264,261	40,783,213	58,689,202

$343,323,187	$340,625,483	$159,708,438	$170,305,148	$76,975,121	$76,081,589	$38,330,351	$40,783,213

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class
	2012(a)	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(3,236,860)	$(677,055)	$(689,945)
Net realized gain (loss) on investments	712,595	3,335,980	2,051,968
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	12,317,071	1,863,890	(2,149,848)

Net increase (decrease) in net assets resulting from operations	9,792,806	4,522,815	(787,825)

Contributions and (Withdrawals):
Payments received from policyowners	1,654,090	536,951	557,356
Policyowners’ surrenders	(25,152,200)	(5,917,865)	(6,707,483)
Policyowners’ annuity and death benefits	(2,950,652)	(511,160)	(481,257)
Net transfers from (to) Fixed Account	(3,489,213)	(850,929)	(584,665)
Transfers between Investment Divisions	256,440,337	1,714,136	252,810

Net contributions and (withdrawals)	226,502,362	(5,028,867)	(6,963,239)

Increase (decrease) in net assets	236,295,168	(506,052)	(7,751,064)
NET ASSETS:
Beginning of year	—	41,125,382	48,876,446

End of year	$236,295,168	$40,619,330	$41,125,382

	MainStay VP U.S. Small Cap— Initial Class		MainStay VP Van Eck Global Hard Assets— Initial Class
	2012	2011	2012(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(295,834)	$(211,794)	$(4,263,900)
Net realized gain (loss) on investments	1,737,627	3,069,432	(7,189,944)
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	1,437,054	(4,163,757)	(26,015,335)

Net increase (decrease) in net assets resulting from operations	2,878,847	(1,306,119)	(37,469,179)

Contributions and (Withdrawals):
Payments received from policyowners	316,515	323,439	9,495,979
Policyowners’ surrenders	(3,946,088)	(4,837,228)	(26,169,800)
Policyowners’ annuity and death benefits	(223,814)	(199,081)	(2,227,529)
Net transfers from (to) Fixed Account	(608,113)	(538,044)	(726,917)
Transfers between Investment Divisions	(889,284)	(2,527,849)	333,658,964

Net contributions and (withdrawals)	(5,350,784)	(7,778,763)	314,030,697

Increase (decrease) in net assets	(2,471,937)	(9,084,882)	276,561,518
NET ASSETS:
Beginning of year	28,107,589	37,192,471	—

End of year	$25,635,652	$28,107,589	$276,561,518

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class		MainStay VP S&P 500 Index— Initial Class		MainStay VP T. Rowe Price Equity Income— Initial Class
2012(a)	2012	2011	2012	2011	2012(a)

$(35,207)	$(492,539)	$(473,514)	$283,164	$378,974	$(917,147)
20,695	4,401,689	1,044,825	4,806,056	869,920	341,129
—	4,888,326	—	—	—	—

196,985	331,293	(3,410,421)	20,044,416	(35,543)	4,846,827

182,473	9,128,769	(2,839,110)	25,133,636	1,213,351	4,270,809

1,075	721,493	681,823	2,033,360	1,835,245	425,069
(292,687)	(8,824,790)	(10,156,352)	(20,547,063)	(24,259,295)	(10,051,612)
(57,246)	(686,616)	(307,879)	(3,070,638)	(2,169,557)	(811,309)
(25,043)	(937,343)	(976,091)	(3,068,069)	(3,490,479)	(1,330,723)
2,709,700	(2,588,608)	(2,543,178)	(2,769,299)	(6,322,776)	74,046,810

2,335,799	(12,315,864)	(13,301,677)	(27,421,709)	(34,406,862)	62,278,235

2,518,272	(3,187,095)	(16,140,787)	(2,288,073)	(33,193,511)	66,549,044

—	62,375,537	78,516,324	188,168,243	221,361,754	—

$2,518,272	$59,188,442	$62,375,537	$185,880,170	$188,168,243	$66,549,044

Alger Small Cap Growth Portfolio— Class I-2 Shares		Calvert VP SRI Balanced Portfolio		Dreyfus IP Technology Growth Portfolio— Initial Shares		Fidelity® VIP Contrafund® Portfolio— Initial Class
2012	2011	2012	2011	2012	2011	2012	2011

$(62,741)	$(509,948)	$(60,767)	$(59,780)	$(245,588)	$(253,777)	$(389,314)	$(962,014)
13,431,570	3,844,383	1,210,022	(249,169)	1,353,552	2,840,694	(1,358,598)	731,605
—	—	—	—	—	—	—	—

(9,678,735)	(4,691,826)	489,664	1,100,239	611,314	(4,230,360)	24,752,702	(6,437,351)

3,690,094	(1,357,391)	1,638,919	791,290	1,719,278	(1,643,443)	23,004,790	(6,667,760)

34,854	179,149	293,905	2,084,911	238,494	203,503	1,743,740	1,986,783
(437,559)	(4,685,578)	(305,815)	(2,941,921)	(2,198,048)	(2,359,452)	(20,602,834)	(23,990,702)
(53,364)	(201,192)	(12,861)	(419,379)	(186,623)	(239,869)	(1,895,376)	(2,118,293)
(30,521)	(505,084)	121,251	461,240	(166,894)	(265,586)	(3,781,980)	(3,452,681)
(33,859,590)	(1,415,156)	(28,995,305)	277,943	2,935,826	(2,005,983)	(6,012,637)	(7,159,029)

(34,346,180)	(6,627,861)	(28,898,825)	(537,206)	622,755	(4,667,387)	(30,549,087)	(34,733,922)

(30,656,086)	(7,985,252)	(27,259,906)	254,084	2,342,033	(6,310,830)	(7,544,297)	(41,401,682)

30,656,086	38,641,338	27,259,906	27,005,822	12,641,119	18,951,949	163,620,397	205,022,079

$—	$30,656,086	$—	$27,259,906	$14,983,152	$12,641,119	$156,076,100	$163,620,397

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	Fidelity® VIP Equity-Income Portfolio— Initial Class		Janus Aspen Balanced Portfolio— Institutional Shares
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,035,114	$676,245	$(441,043)	$2,253,007
Net realized gain (loss) on investments	(3,411,283)	(3,903,989)	31,811,745	9,663,133
Realized gain distribution received	4,382,745	—	—	12,572,974
Change in unrealized appreciation (depreciation) on investments	8,166,714	3,119,543	(15,855,157)	(23,367,603)

Net increase (decrease) in net assets resulting from operations	10,173,290	(108,201)	15,515,545	1,121,511

Contributions and (Withdrawals):
Payments received from policyowners	722,995	641,129	293,569	2,643,217
Policyowners’ surrenders	(8,641,711)	(10,733,904)	(3,071,280)	(31,936,170)
Policyowners’ annuity and death benefits	(911,210)	(1,068,455)	(492,593)	(3,373,909)
Net transfers from (to) Fixed Account	(1,519,061)	(1,533,146)	(465,241)	(3,057,641)
Transfers between Investment Divisions	(1,291,046)	(2,755,260)	(232,191,640)	(6,959,469)

Net contributions and (withdrawals)	(11,640,033)	(15,449,636)	(235,927,185)	(42,683,972)

Increase (decrease) in net assets	(1,466,743)	(15,557,837)	(220,411,640)	(41,562,461)
NET ASSETS:
Beginning of year	69,654,794	85,212,631	220,411,640	261,974,101

End of year	$68,188,051	$69,654,794	$—	$220,411,640

	Neuberger Berman AMT Mid-Cap Growth— Class I		Royce Micro-Cap Portfolio— Investment Class
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(36,503)	$(39,624)	$(1,348,130)	$705,139
Net realized gain (loss) on investments	165,698	335,733	2,159,177	(2,110,437)
Realized gain distribution received	—	—	1,716,226	—
Change in unrealized appreciation (depreciation) on investments	83,026	(304,640)	1,821,590	(10,843,936)

Net increase (decrease) in net assets resulting from operations	212,221	(8,531)	4,348,863	(12,249,234)

Contributions and (Withdrawals):
Payments received from policyowners	2,194	4,513	4,977,948	7,128,277
Policyowners’ surrenders	(291,627)	(877,139)	(6,816,374)	(6,305,170)
Policyowners’ annuity and death benefits	(59,230)	(5,897)	(354,925)	(532,859)
Net transfers from (to) Fixed Account	(26,064)	(131,636)	513,448	1,233,146
Transfers between Investment Divisions	241,353	92,204	(1,847,923)	(4,319,727)

Net contributions and (withdrawals)	(133,374)	(917,955)	(3,527,826)	(2,796,333)

Increase (decrease) in net assets	78,847	(926,486)	821,037	(15,045,567)
NET ASSETS:
Beginning of year	2,108,109	3,034,595	77,789,353	92,834,920

End of year	$2,186,956	$2,108,109	$78,610,390	$77,789,353

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Janus Aspen Worldwide Portfolio— Institutional Shares		MFS® Investors Trust Series— Initial Class		MFS® Research Series— Initial Class		MFS® Utilities Series— Initial Class
2012	2011	2012	2011	2012	2011	2012	2011

$(426,275)	$(685,120)	$(55,779)	$(56,190)	$(80,167)	$(78,290)	$(5,954)	$49,535
(2,551,394)	(2,753,467)	421,149	322,215	793,958	737,867	173,018	(107,418)
—	—	—	—	—	—	—	—

13,919,229	(8,341,813)	1,094,406	(587,021)	883,095	(859,812)	(52,641)	184,998

10,941,560	(11,780,400)	1,459,776	(320,996)	1,596,886	(200,235)	114,423	127,115

888,062	918,640	67,798	66,728	83,104	89,771	(35)	4,581
(7,351,484)	(8,481,327)	(1,010,320)	(1,321,441)	(1,571,882)	(1,505,899)	(15,915)	(468,459)
(1,016,100)	(871,214)	(206,519)	(286,232)	(158,425)	(143,112)	(1,318)	(53,477)
(918,750)	(865,138)	(143,277)	(90,256)	(233,523)	(272,333)	(3,016)	(6,793)
(1,528,376)	(1,850,789)	336,444	(241,444)	191,945	(358,050)	(3,012,177)	740,398

(9,926,648)	(11,149,828)	(955,874)	(1,872,645)	(1,688,781)	(2,189,623)	(3,032,461)	216,250

1,014,912	(22,930,228)	503,902	(2,193,641)	(91,895)	(2,389,858)	(2,918,038)	343,365

64,387,608	87,317,836	8,689,287	10,882,928	10,924,365	13,314,223	2,918,038	2,574,673

$65,402,520	$64,387,608	$9,193,189	$8,689,287	$10,832,470	$10,924,365	$—	$2,918,038

Royce Small-Cap Portfolio— Investment Class		T. Rowe Price Equity Income Portfolio		UIF Emerging Markets Equity Portfolio— Class I		Van Eck VIP Global Hard Assets
2012	2011	2012	2011	2012	2011	2012	2011

$(137,947)	$(803,543)	$(145,160)	$186,734	$(87,659)	$(580,832)	$(727,145)	$(1,380,302)
14,512,637	199,405	(2,836,647)	(1,801,815)	3,395,052	(5,434,430)	9,393,054	8,209,865
—	—	—	—	—	—	23,371,244	5,111,789

(8,146,604)	(2,641,832)	8,905,084	67,554	1,667,193	(5,412,643)	9,513,780	(83,775,969)

6,228,086	(3,245,970)	5,923,277	(1,547,527)	4,974,586	(11,427,905)	41,550,933	(71,834,617)

383,299	5,207,309	60,471	653,784	82,492	610,307	1,375,370	21,290,180
(601,556)	(5,460,316)	(1,157,837)	(12,477,074)	(634,838)	(6,776,926)	(3,479,981)	(32,638,669)
(29,422)	(433,894)	(83,616)	(744,364)	(518,583)	(588,948)	(241,723)	(2,420,658)
(33,292)	97,269	(153,620)	(1,811,357)	(51,901)	(620,037)	(301,150)	(1,055,086)
(67,544,033)	(1,723,886)	(75,768,983)	(1,703,347)	(45,989,970)	(8,071,871)	(353,961,160)	(22,068,840)

(67,825,004)	(2,313,518)	(77,103,585)	(16,082,358)	(47,112,800)	(15,447,475)	(356,608,644)	(36,893,073)

(61,596,918)	(5,559,488)	(71,180,308)	(17,629,885)	(42,138,214)	(26,875,380)	(315,057,711)	(108,727,690)

61,596,918	67,156,406	71,180,308	88,810,193	42,138,214	69,013,594	315,057,711	423,785,401

$—	$61,596,918	$—	$71,180,308	$—	$42,138,214	$—	$315,057,711

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	MainStay VP Balanced— Service Class		MainStay VP Bond— Service Class

	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(442,022)	$(207,709)	$1,132,625	$2,676,011
Net realized gain (loss) on investments	1,001,113	289,118	2,284,600	3,062,395
Realized gain distribution received	—	—	6,551,522	2,722,980
Change in unrealized appreciation (depreciation) on investments	7,850,356	574,501	(4,876,223)	560,474

Net increase (decrease) in net assets resulting from operations	8,409,447	655,910	5,092,524	9,021,860

Contributions and (Withdrawals):
Payments received from policyowners	4,364,991	3,853,928	15,441,893	14,000,775
Policyowners’ surrenders	(8,029,014)	(6,701,209)	(22,786,977)	(15,664,874)
Policyowners’ annuity and death benefits	(789,737)	(754,213)	(1,724,732)	(1,522,731)
Net transfers from (to) Fixed Account	502,853	293,011	4,563,348	2,472,986
Transfers between Investment Divisions	(1,166,798)	(2,108,799)	10,166,056	(555,459)

Net contributions and (withdrawals)	(5,117,705)	(5,417,282)	5,659,588	(1,269,303)

Increase (decrease) in net assets	3,291,742	(4,761,372)	10,752,112	7,752,557
NET ASSETS:
Beginning of year	84,263,932	89,025,304	188,439,883	180,687,326

End of year	$87,555,674	$84,263,932	$199,191,995	$188,439,883

	MainStay VP Eagle Small Cap Growth— Service Class	MainStay VP Flexible Bond Opportunities— Service Class

	2012(a)	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(456,998)	$2,107,219	$315,063
Net realized gain (loss) on investments	(253,245)	171,515	(75,901)
Realized gain distribution received	—	429,809	—
Change in unrealized appreciation (depreciation) on investments	(26,153)	752,945	(280,536)

Net increase (decrease) in net assets resulting from operations	(736,396)	3,461,488	(41,374)

Contributions and (Withdrawals):
Payments received from policyowners	439,742	11,102,471	3,160,598
Policyowners’ surrenders	(3,408,004)	(2,550,309)	(734,748)
Policyowners’ annuity and death benefits	(162,052)	(80,778)	—
Net transfers from (to) Fixed Account	(307,543)	4,865,118	1,204,601
Transfers between Investment Divisions	34,151,477	27,591,159	12,975,394

Net contributions and (withdrawals)	30,713,620	40,927,661	16,605,845

Increase (decrease) in net assets	29,977,224	44,389,149	16,564,471
NET ASSETS:
Beginning of year	—	16,564,471	—

End of year	$29,977,224	$60,953,620	$16,564,471

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

MainStay VP Common Stock— Service Class		MainStay VP Conservative Allocation— Service Class		MainStay VP Convertible— Service Class		MainStay VP DFA/DuPont Capital Emerging Markets Equity— Service Class

2012	2011	2012	2011	2012	2011	2012(a)

$(107,075)	$(141,948)	$976,499	$1,289,744	$1,713,901	$1,075,614	$(1,588,621)
(2,749,423)	(2,893,247)	3,524,152	1,334,944	(445,960)	435,066	(1,465,102)
—	—	16,183,740	1,010,233	623,481	—	—

8,023,094	2,970,962	2,029,078	(1,227,917)	9,503,076	(14,386,383)	1,535,847

5,166,596	(64,233)	22,713,469	2,407,004	11,394,498	(12,875,703)	(1,517,876)

1,096,878	955,490	20,102,070	22,612,203	8,309,199	13,937,684	4,083,589
(3,835,603)	(3,423,986)	(25,819,367)	(21,889,826)	(16,282,249)	(13,453,441)	(7,227,778)
(196,276)	(528,250)	(2,277,104)	(2,699,420)	(1,374,882)	(1,445,856)	(442,022)
(464,767)	(156,791)	8,104,398	2,118,948	810,375	2,381,870	62,337
(1,778,621)	(3,086,424)	19,104,626	22,695,698	(9,577,714)	(1,013,848)	114,475,529

(5,178,389)	(6,239,961)	19,214,623	22,837,603	(18,115,271)	406,409	110,951,655

(11,793)	(6,304,194)	41,928,092	25,244,607	(6,720,773)	(12,469,294)	109,433,779

37,069,443	43,373,637	255,258,248	230,013,641	167,565,897	180,035,191	—

$37,057,650	$37,069,443	$297,186,340	$255,258,248	$160,845,124	$167,565,897	$109,433,779

MainStay VP Floating Rate— Service Class		MainStay VP Government— Service Class		MainStay VP Growth Allocation— Service Class		MainStay VP Growth Equity— Service Class

2012	2011	2012	2011	2012	2011	2012	2011

$4,867,317	$5,383,686	$1,323,781	$1,827,484	$(819,285)	$(827,628)	$(505,892)	$(465,220)
4,096,109	(1,817,627)	819,609	1,071,731	(1,607,450)	(3,109,082)	1,597,359	1,103,108
—	—	—	985,264	6,170,372	—	—	—

1,555,368	(3,307,174)	206,812	657,502	7,570,928	(174,038)	2,829,811	(1,682,579)

10,518,794	258,885	2,350,202	4,541,981	11,314,565	(4,110,748)	3,921,278	(1,044,691)

13,845,019	18,657,772	8,930,235	7,718,797	5,472,736	5,945,884	1,475,091	1,323,037
(24,747,273)	(21,410,942)	(16,227,326)	(11,168,165)	(6,783,088)	(6,778,749)	(4,299,266)	(3,382,554)
(1,397,217)	(2,315,803)	(763,302)	(1,205,523)	(217,443)	(114,821)	(240,722)	(250,957)
2,825,332	573,844	1,874,738	449,251	(510,701)	106,982	162,732	(350,972)
7,815,081	(15,150,275)	76,284	(5,468,655)	(3,705,598)	(4,118,234)	1,196,175	(957,309)

(1,659,058)	(19,645,404)	(6,109,371)	(9,674,295)	(5,744,094)	(4,958,938)	(1,705,990)	(3,618,755)

8,859,736	(19,386,519)	(3,759,169)	(5,132,314)	5,570,471	(9,069,686)	2,215,288	(4,663,446)

209,517,458	228,903,977	121,812,985	126,945,299	87,159,454	96,229,140	31,100,864	35,764,310

$218,377,194	$209,517,458	$118,053,816	$121,812,985	$92,729,925	$87,159,454	$33,316,152	$31,100,864

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	MainStay VP High Yield Corporate Bond— Service Class		MainStay VP ICAP Select Equity— Service Class

	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$32,520,380	$31,553,626	$627,850	$(1,048,267)
Net realized gain (loss) on investments	2,114,407	332,292	(1,578,323)	(5,645,274)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	49,314,922	(2,652,543)	33,987,439	(2,769,323)

Net increase (decrease) in net assets resulting from operations	83,949,709	29,233,375	33,036,966	(9,462,864)

Contributions and (Withdrawals):
Payments received from policyowners	80,595,743	59,963,959	10,626,571	12,728,951
Policyowners’ surrenders	(84,836,590)	(56,771,417)	(25,639,726)	(21,117,653)
Policyowners’ annuity and death benefits	(5,503,767)	(5,199,079)	(2,340,310)	(2,114,914)
Net transfers from (to) Fixed Account	18,564,173	7,208,216	(912,329)	(139,678)
Transfers between Investment Divisions	72,395,505	(15,218,215)	(12,951,661)	(14,536,403)

Net contributions and (withdrawals)	81,215,064	(10,016,536)	(31,217,455)	(25,179,697)

Increase (decrease) in net assets	165,164,773	19,216,839	1,819,511	(34,642,561)
NET ASSETS:
Beginning of year	707,897,585	688,680,746	257,145,204	291,787,765

End of year	$873,062,358	$707,897,585	$258,964,715	$257,145,204

	MainStay VP MFS® Utilities— Service Class	MainStay VP Mid Cap Core— Service Class
	2012(a)	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(5,764,551)	$(1,905,354)	$(1,719,014)
Net realized gain (loss) on investments	1,578,933	6,292,656	(5,400,515)
Realized gain distribution received	—	13,450,457	—
Change in unrealized appreciation (depreciation) on investments	32,213,462	5,777,215	(1,051,882)

Net increase (decrease) in net assets resulting from operations	28,027,844	23,614,974	(8,171,411)

Contributions and (Withdrawals):
Payments received from policyowners	19,710,663	5,692,089	5,399,249
Policyowners’ surrenders	(33,697,505)	(16,928,656)	(13,760,511)
Policyowners’ annuity and death benefits	(2,812,064)	(970,304)	(1,091,374)
Net transfers from (to) Fixed Account	2,150,032	(675,437)	(951,353)
Transfers between Investment Divisions	396,036,296	(9,313,778)	(6,800,892)

Net contributions and (withdrawals)	381,387,422	(22,196,086)	(17,204,881)

Increase (decrease) in net assets	409,415,266	1,418,888	(25,376,292)
NET ASSETS:
Beginning of year	—	162,258,113	187,634,405

End of year	$409,415,266	$163,677,001	$162,258,113

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

MainStay VP Income Builder— Service Class		MainStay VP International Equity— Service Class		MainStay VP Janus Balanced— Service Class	MainStay VP Large Cap Growth— Service Class
2012	2011	2012	2011	2012(a)	2012	2011

$1,254,355	$919,820	$(147,822)	$2,211,748	$(2,310,772)	$(1,570,660)	$(1,344,984)
(1,143,201)	(1,238,375)	(11,990,985)	(6,077,852)	337,564	3,008,548	1,807,553
—	—	—	—	—	—	—

5,480,938	1,209,411	33,647,633	(23,893,174)	7,796,687	7,455,465	(2,618,155)

5,592,092	890,856	21,508,826	(27,759,278)	5,823,479	8,893,353	(2,155,586)

5,417,789	3,187,826	5,115,673	7,820,708	9,945,234	7,739,643	8,334,096
(5,750,328)	(3,770,162)	(12,220,711)	(10,514,673)	(12,932,660)	(8,367,798)	(5,361,236)
(472,651)	(572,279)	(803,016)	(776,553)	(1,400,866)	(576,368)	(479,291)
644,669	535,562	442,103	392,471	2,790,428	1,383,465	1,070,950
6,234,528	462,172	(8,482,554)	287,039	156,546,768	2,046,809	1,077,829

6,074,007	(156,881)	(15,948,505)	(2,791,008)	154,948,904	2,225,751	4,642,348

11,666,099	733,975	5,560,321	(30,550,286)	160,772,383	11,119,104	2,486,762

42,068,965	41,334,990	129,225,362	159,775,648	—	81,715,831	79,229,069

$53,735,064	$42,068,965	$134,785,683	$129,225,362	$160,772,383	$92,834,935	$81,715,831

MainStay VP Moderate Allocation— Service Class		MainStay VP Moderate Growth Allocation— Service Class		MainStay VP PIMCO Real Return— Service Class	MainStay VP S&P 500 Index— Service Class
2012	2011	2012	2011	2012(a)	2012	2011

$(427,056)	$25,743	$(1,962,976)	$(1,529,093)	$(2,114,389)	$(383,765)	$(227,892)
2,818,522	2,155,031	(2,110,716)	(2,318,736)	658,710	4,054,585	2,357,022
21,266,947	678,385	11,445,725	—	—	—	—
7,629,914	(6,308,587)	24,998,348	(4,495,683)	6,932,753	16,884,489	(2,021,749)

31,288,327	(3,449,428)	32,370,381	(8,343,512)	5,477,074	20,555,309	107,381

22,871,177	24,168,431	26,693,665	32,536,717	20,706,269	8,045,344	5,983,603
(26,318,607)	(22,639,756)	(18,728,982)	(17,542,527)	(12,528,206)	(18,158,652)	(12,809,093)
(2,096,304)	(1,401,607)	(1,542,573)	(1,314,394)	(811,794)	(1,123,229)	(1,104,026)
5,096,375	4,977,488	12,070,476	7,973,984	10,197,210	(769,477)	(1,043,044)
11,316,247	(19,224,305)	(6,120,376)	(9,790,798)	146,519,948	(2,447,955)	(6,425,976)

10,868,888	(14,119,749)	12,372,210	11,862,982	164,083,427	(14,453,969)	(15,398,536)

42,157,215	(17,569,177)	44,742,591	3,519,470	169,560,501	6,101,340	(15,291,155)

291,463,557	309,032,734	256,811,942	253,292,472	—	155,858,562	171,149,717

$333,620,772	$291,463,557	$301,554,533	$256,811,942	$169,560,501	$161,959,902	$155,858,562

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	MainStay VP T. Rowe Price Equity Income— Service Class	MainStay VP U.S. Small Cap— Service Class
	2012(a)	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,046,527)	$(997,982)	$(686,552)
Net realized gain (loss) on investments	509,290	3,579,270	4,022,028
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	9,956,615	4,353,531	(6,680,108)

Net increase (decrease) in net assets resulting from operations	8,419,378	6,934,819	(3,344,632)

Contributions and (Withdrawals):
Payments received from policyowners	5,310,136	2,766,832	2,686,068
Policyowners’ surrenders	(14,507,142)	(7,947,734)	(5,526,502)
Policyowners’ annuity and death benefits	(1,026,397)	(311,069)	(285,870)
Net transfers from (to) Fixed Account	(59,916)	(55,677)	(531,901)
Transfers between Investment Divisions	143,615,893	(1,418,172)	(6,028,119)

Net contributions and (withdrawals)	133,332,574	(6,965,820)	(9,686,324)

Increase (decrease) in net assets	141,751,952	(31,001)	(13,030,956)
NET ASSETS:
Beginning of year	—	67,995,694	81,026,650

End of year	$141,751,952	$67,964,693	$67,995,694

	Fidelity® VIP Contrafund® Portfolio— Service Class 2		Fidelity® VIP Equity-Income Portfolio— Service Class 2

	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,501,217)	$(2,273,774)	$1,300,659	$718,978
Net realized gain (loss) on investments	(8,906,734)	(11,714,086)	(4,884,057)	(5,706,838)
Realized gain distribution received	—	—	6,929,865	—
Change in unrealized appreciation (depreciation) on investments	45,771,511	2,223,549	11,843,470	3,992,126

Net increase (decrease) in net assets resulting from operations	35,363,560	(11,764,311)	15,189,937	(995,734)

Contributions and (Withdrawals):
Payments received from policyowners	13,251,528	13,393,035	3,896,088	4,191,694
Policyowners’ surrenders	(25,657,687)	(19,659,011)	(10,860,942)	(8,400,229)
Policyowners’ annuity and death benefits	(1,912,829)	(1,617,845)	(973,049)	(673,394)
Net transfers from (to) Fixed Account	574,046	698,524	(714,462)	(870,400)
Transfers between Investment Divisions	(11,637,817)	(16,278,277)	(2,861,029)	(6,136,836)

Net contributions and (withdrawals)	(25,382,759)	(23,463,574)	(11,513,394)	(11,889,165)

Increase (decrease) in net assets	9,980,801	(35,227,885)	3,676,543	(12,884,899)
NET ASSETS:
Beginning of year	255,162,239	290,390,124	104,587,637	117,472,536

End of year	$265,143,040	$255,162,239	$108,264,180	$104,587,637

(a)	For the period February 17, 2012 (commencement of Investment Division) through December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Alger Small Cap Growth Portfolio— Class S Shares		BlackRock® Global Allocation V.I. Fund— Class III Shares		Columbia Variable Portfolio— Small Cap Value Fund— Class 2 Shares		Dreyfus IP Technology Growth Portfolio— Service Shares

2012	2011	2012	2011	2012	2011	2012	2011

$(74,126)	$(581,496)	$146,830	$600,529	$(563,690)	$(318,246)	$(855,117)	$(766,965)
8,226,478	1,667,056	(459,585)	(149,999)	(423,149)	(1,249,549)	3,446,946	4,154,432
—	—	253,518	765,891	1,909,690	4,992,227	—	—
(4,240,168)	(2,673,165)	3,847,536	(2,438,171)	2,791,964	(6,952,048)	2,942,944	(8,407,171)

3,912,184	(1,587,605)	3,788,299	(1,221,750)	3,714,815	(3,527,616)	5,534,773	(5,019,704)

56,693	454,266	18,034,153	8,492,550	1,980,345	2,302,001	3,557,621	4,468,194
(405,887)	(3,189,025)	(3,565,165)	(705,643)	(4,275,864)	(3,389,283)	(4,869,448)	(3,514,224)
(9,504)	(144,949)	(182,781)	(9,361)	(253,973)	(334,198)	(215,483)	(255,654)
(22,209)	(260,625)	11,119,561	2,570,520	(59,800)	159,587	791,892	318,235
(36,405,904)	(2,166,803)	14,623,210	24,696,937	(1,655,107)	(2,818,638)	3,342,524	(2,511,851)

(36,786,811)	(5,307,136)	40,028,978	35,045,003	(4,264,399)	(4,080,531)	2,607,106	(1,495,300)

(32,874,627)	(6,894,741)	43,817,277	33,823,253	(549,584)	(7,608,147)	8,141,879	(6,515,004)

32,874,627	39,769,368	33,823,253	—	41,652,658	49,260,805	41,657,946	48,172,950

$—	$32,874,627	$77,640,530	$33,823,253	$41,103,074	$41,652,658	$49,799,825	$41,657,946

Fidelity® VIP Mid Cap Portfolio— Service Class 2		Janus Aspen Balanced Portfolio— Service Shares		Janus Aspen Worldwide Portfolio— Service Shares		MFS® Investors Trust Series— Service Class

2012	2011	2012	2011	2012	2011	2012	2011

$(2,162,774)	$(2,940,098)	$(330,786)	$923,009	$(262,309)	$(351,471)	$(71,203)	$(60,228)
(473,710)	(590,610)	10,534,774	2,242,066	(759,063)	178,310	29,258	32,684
13,345,424	317,490	—	7,683,969	—	—	—	—

9,642,893	(20,785,815)	221,875	(11,371,720)	5,843,416	(4,959,870)	1,176,438	(265,569)

20,351,833	(23,999,033)	10,425,863	(522,676)	4,822,044	(5,133,031)	1,134,493	(293,113)

6,814,313	11,617,456	1,508,505	11,844,575	2,169,916	1,529,960	345,191	255,349
(15,841,576)	(15,877,795)	(1,771,375)	(12,316,568)	(3,208,313)	(2,574,159)	(778,353)	(542,388)
(1,136,025)	(1,265,980)	(80,334)	(516,432)	(126,364)	(145,178)	(9,090)	(13,577)
(855,092)	379,493	530,191	3,082,936	329,534	(158,747)	40,851	5,452
(6,809,490)	(11,394,738)	(158,790,934)	(1,599,429)	511,799	(651,808)	872,355	(304,977)

(17,827,870)	(16,541,564)	(158,603,947)	495,082	(323,428)	(1,999,932)	470,954	(600,141)

2,523,963	(40,540,597)	(148,178,084)	(27,594)	4,498,616	(7,132,963)	1,605,447	(893,254)

164,575,280	205,115,877	148,178,084	148,205,678	27,165,623	34,298,586	6,735,909	7,629,163

$167,099,243	$164,575,280	$—	$148,178,084	$31,664,239	$27,165,623	$8,341,356	$6,735,909

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2012

and December 31, 2011

	MFS® Research Series— Service Class		MFS® Utilities Series— Service Class

	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(90,934)	$(76,009)	$(845,388)	$5,929,580
Net realized gain (loss) on investments	216,339	196,300	72,618	(2,901,228)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	985,522	(296,444)	16,146,810	14,849,893

Net increase (decrease) in net assets resulting from operations	1,110,927	(176,153)	15,374,040	17,878,245

Contributions and (Withdrawals):
Payments received from policyowners	429,651	262,978	2,862,704	23,578,803
Policyowners’ surrenders	(954,469)	(670,932)	(4,191,928)	(33,844,864)
Policyowners’ annuity and death benefits	(4,442)	(59,087)	(360,619)	(3,343,345)
Net transfers from (to) Fixed Account	29,813	94,754	(4,563)	(677,489)
Transfers between Investment Divisions	896,705	(203,063)	(406,450,840)	(2,982,966)

Net contributions and (withdrawals)	397,258	(575,350)	(408,145,246)	(17,269,861)

Increase (decrease) in net assets	1,508,185	(751,503)	(392,771,206)	608,384
NET ASSETS:
Beginning of year	7,565,602	8,317,105	392,771,206	392,162,822

End of year	$9,073,787	$7,565,602	$—	$392,771,206

	UIF Emerging Markets Equity Portfolio— Class II		Victory VIF Diversified Stock Fund— Class A Shares
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(252,226)	$(1,574,907)	$(119,978)	$(174,702)
Net realized gain (loss) on investments	7,879,469	(11,322,473)	(807,544)	(1,419,378)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	5,446,605	(14,264,063)	3,265,584	(82,998)

Net increase (decrease) in net assets resulting from operations	13,073,848	(27,161,443)	2,338,062	(1,677,078)

Contributions and (Withdrawals):
Payments received from policyowners	928,219	7,985,450	486,643	433,959
Policyowners’ surrenders	(1,161,312)	(8,600,747)	(1,574,429)	(1,477,306)
Policyowners’ annuity and death benefits	(25,367)	(537,930)	(73,224)	(220,334)
Net transfers from (to) Fixed Account	78,194	744,015	(236,374)	(17,876)
Transfers between Investment Divisions	(120,055,779)	(13,050,419)	(2,030,653)	(1,190,797)

Net contributions and (withdrawals)	(120,236,045)	(13,459,631)	(3,428,037)	(2,472,354)

Increase (decrease) in net assets	(107,162,197)	(40,621,074)	(1,089,975)	(4,149,432)
NET ASSETS:
Beginning of year	107,162,197	147,783,271	17,292,120	21,441,552

End of year	$—	$107,162,197	$16,202,145	$17,292,120

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Neuberger Berman AMT Mid-Cap Growth Portfolio— Class S		PIMCO Real Return Portfolio— Advisor Class		T. Rowe Price Equity Income Portfolio—II

2012	2011	2012	2011	2012	2011

$(616,102)	$(499,503)	$(249,901)	$96,093	$(311,982)	$(125,799)
2,138,264	602,484	3,119,780	721,538	(2,706,502)	(2,984,082)
—	—	—	2,949,891	—	—
1,636,267	(717,163)	(996,547)	1,420,981	14,720,560	(838,076)

3,158,429	(614,182)	1,873,332	5,188,503	11,702,076	(3,947,957)

3,397,344	2,142,917	2,736,228	16,442,345	590,493	6,945,690
(4,074,191)	(2,774,972)	(2,574,927)	(5,398,078)	(2,019,656)	(12,068,962)
(207,912)	(124,532)	(7,568)	(194,702)	(275,860)	(954,861)
793,453	64,029	1,216,928	7,315,000	(7,176)	(239,252)
2,502,404	732,717	(111,801,280)	45,749,519	(150,815,946)	(5,371,004)

2,411,098	40,159	(110,430,619)	63,914,084	(152,528,145)	(11,688,389)

5,569,527	(574,023)	(108,557,287)	69,102,587	(140,826,069)	(15,636,346)

30,336,917	30,910,940	108,557,287	39,454,700	140,826,069	156,462,415

$35,906,444	$30,336,917	$—	$108,557,287	$—	$140,826,069

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

N

YLIAC Variable Annuity Separate Account-III (the “Separate Account”) was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). The Separate Account funds Series I policies (New York Life Variable Annuity, New York Life Flexible Premium Variable Annuity, New York Life Plus Variable Annuity and New York Life Flexible Premium Variable Annuity II), Series II policies (New York Life Access Variable Annuity), Series III policies (New York Life Premium Plus Variable Annuity), Series IV policies (New York Life Essentials Variable Annuity and New York Life Plus II Variable Annuity), Series V policies (New York Life Select Variable Annuity), Series VI policies (New York Life Premium Plus II Variable Annuity), Series VII policies (New York Life Complete Access Variable Annuity), Series VIII policies (New York Life Premier Variable Annuity) , Series IX policies (New York Life Premier Plus Variable Annuity) and Series X policies (New York Life Income Plus Variable Annuity). Effective December 4, 2006, sales of the New York Life Variable Annuity and New York Life Plus Variable Annuity were discontinued. Sales of the Series II policies formerly known as MainStay Access Variable Annuity were discontinued effective October 14, 2002. Effective January 1, 2009, sales of all Series III, IV, V and VI policies formerly known as MainStay Variable Annuities were discontinued. Effective July 27, 2009, sales of Series V policies known as New York Life Select Variable Annuity were discontinued. Effective August 16, 2010, sales of all the remaining Series II, Series III, Series IV and Series VI policies were discontinued. Effective July 16, 2012 sales of the New York Life Flexible Premium Variable Annuity were discontinued.

The Separate Account was established to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in tax-qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities LLC and certain banking and financial institutions that have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities LLC and NYLIFE Distributors LLC are both indirect, wholly-owned subsidiaries of NYLIC. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of the Separate Account are invested in shares of eligible portfolios of the MainStay VP Funds Trust, the BlackRock Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS® Variable Insurance TrustSM, the Neuberger Berman Advisers Management Trust, the Royce Capital Fund and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Dollar Cost Averaging Advantage Plan Accounts represent the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account and the Dollar Cost Averaging Advantage Plan Accounts may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust, for a fee. New York Life Investments retains several sub-advisors, including Dimensional Fund Advisors LP (“DFA”), DuPont Capital Management Corporation (“DuPont Capital”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus Capital”), MacKay Shields LLC (“MacKay Shields”), Madison Square Investors LLC (“Madison Square Investors”), Massachusetts Financial Services Company (“MFS”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Van Eck Associates Corporation (“Van Eck”) and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.

New York Life Investments, MacKay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.; Epoch is a wholly-owned subsidiary of Epoch Holding Corporation. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc., (“JCGI”). MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc., Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc., DFA, DuPont Capital, PIMCO, T. Rowe Price and Van Eck are independent investment advisory firms.

The MainStay VP Cash Management, MainStay VP Van Eck Global Hard Assets Portfolio—Initial Class and the Royce Micro-Cap Portfolio—Investment Class offer one class of shares under this Separate Account which are presented

NYLIAC Variable Annuity Separate Account-III

within the initial class section. The MainStay VP Balanced—Service Class, MainStay VP Conservative Allocation—Service Class, MainStay VP Flexible Bond Opportunities—Service Class, MainStay VP Floating Rate—Service Class, MainStay VP Growth Allocation—Service Class, MainStay VP Moderate Allocation—Service Class, MainStay VP Moderate Growth Allocation—Service Class, MainStay VP PIMCO Real Return Portfolio—Service Class , BlackRock® Global Allocation V.I. Fund—Class III Shares, Columbia Variable Portfolio—Small Cap Value Fund—Class 2, Fidelity® VIP Mid Cap—Service Class 2 and Victory VIF Diversified Stock—Class A Shares offer one class of shares under this Separate Account which are presented within the service class section.

As of February 17, 2012, as a result of a restructuring of our investment options offered under the policies, some Funds that were previously offered are no longer available as investment options to our policyowners and those Funds are now closed to our policyowners (“Closed Funds”). The assets in those Funds were transferred into new MainStay VP Portfolios (“Replacement Funds”). New York Life Investments is the investment manager of the Replacement Funds. For most of the Funds, the advisor of the Closed Fund is the sub-advisor of the corresponding Replacement Fund and will continue to provide day-to-day Fund management services for our policyowners. The following is a listing of the Closed Funds (Column A) and the Replacement Funds (Column B).

Column A—Closed Funds	Column B—Replacement Funds
Van Eck VIP Global Hard Assets	MainStay VP Van Eck Global Hard Assets—Initial Class
Janus Aspen Balanced Portfolio—Institutional Shares	MainStay VP Janus Balanced—Initial Class
Janus Aspen Balanced Portfolio—Service Shares	MainStay VP Janus Balanced—Service Class
MFS® Utilities Series—Initial Class	MainStay VP MFS® Utilities—Initial Class
MFS® Utilities Series—Service Class	MainStay VP MFS® Utilities—Service Class
T. Rowe Price Equity Income Portfolio	MainStay VP T. Rowe Price Equity Income—Initial Class
T. Rowe Price Equity Income Portfolio—II	MainStay VP T. Rowe Price Equity Income—Service Class
PIMCO Real Return Portfolio—Advisor Class	MainStay VP PIMCO Real Return—Service Class
Universal Institution Funds, Inc. (“UIF”) Emerging Markets Equity Portfolio—Class I	MainStay VP DFA /DuPont Capital Emerging Markets Equity—Initial Class
UIF Emerging Markets Equity Portfolio—Class II	MainStay VP DFA /DuPont Capital Emerging Markets Equity—Service Class
Alger Small Cap Growth Portfolio—Class I-2 Shares	MainStay VP Eagle Small Cap Growth—Initial Class
Alger Small Cap Growth Portfolio—Class S Shares	MainStay VP Eagle Small Cap Growth—Service Class
Royce Small-Cap Portfolio—Investment Class	MainStay VP Eagle Small Cap Growth—Initial Class
Calvert VP SRI Balanced Portfolio	MainStay VP Janus Balanced—Initial Class

Not all of the Closed Funds were offered in each policy impacted by the restructure. If the Closed Fund was not offered, then the corresponding Replacement Fund was not offered.

As of February 17, 2012, any policyowner allocations that remained in the Closed Funds were redeemed. Those redemptions were used to purchase accumulation units in the corresponding Replacement Funds. After February 17, 2012, the Closed Funds were no longer available as investment options under the policies.

Therefore, the following Investment Divisions, with their respective Fund portfolios, are available in this Separate Account:

MainStay VP Bond—Initial Class

MainStay VP Cash Management

MainStay VP Common Stock—Initial Class

MainStay VP Convertible—Initial Class

MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class

MainStay VP Eagle Small Cap Growth — Initial Class

MainStay VP Government—Initial Class

MainStay VP Growth Equity—Initial Class

MainStay VP High Yield Corporate Bond—Initial Class

MainStay VP ICAP Select Equity—Initial Class

MainStay VP Income Builder—Initial Class

MainStay VP International Equity—Initial Class

MainStay VP Janus Balanced—Initial Class

MainStay VP Large Cap Growth—Initial Class

MainStay VP MFS® Utilities—Initial Class

MainStay VP Mid Cap Core—Initial Class

MainStay VP S&P 500 Index—Initial Class

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MainStay VP T. Rowe Price Equity Income—Initial Class

MainStay VP U.S. Small Cap—Initial Class

MainStay VP Van Eck Global Hard Assets—Initial Class

Dreyfus IP Technology Growth Portfolio—Initial Shares

Fidelity® VIP Contrafund® Portfolio—Initial Class

Fidelity® VIP Equity-Income Portfolio—Initial Class

Janus Aspen Worldwide Portfolio—Institutional Shares

MFS® Investors Trust Series—Initial Class

MFS® Research Series—Initial Class

Neuberger Berman AMT Mid-Cap Growth—Class I

Royce Micro-Cap Portfolio—Investment Class

MainStay VP Balanced—Service Class

MainStay VP Bond—Service Class

MainStay VP Common Stock—Service Class

MainStay VP Conservative Allocation—Service Class

MainStay VP Convertible—Service Class

MainStay VP DFA/DuPont Capital Emerging Markets Equity—Service Class

MainStay VP Eagle Small Cap Growth—Service Class

MainStay VP Flexible Bond Opportunities—Service Class

MainStay VP Floating Rate—Service Class

MainStay VP Government—Service Class

MainStay VP Growth Allocation—Service Class

MainStay VP Growth Equity—Service Class

MainStay VP High Yield Corporate Bond—Service Class

MainStay VP ICAP Select Equity—Service Class

MainStay VP Income Builder—Service Class

MainStay VP International Equity—Service Class

MainStay VP Janus Balanced—Service Class

MainStay VP Large Cap Growth—Service Class

MainStay VP MFS® Utilities—Service Class

MainStay VP Mid Cap Core—Service Class

MainStay VP Moderate Allocation—Service Class

MainStay VP Moderate Growth Allocation—Service Class

MainStay VP PIMCO Real Return—Service Class

MainStay VP S&P 500 Index—Service Class

MainStay VP T. Rowe Price Equity Income—Service Class

MainStay VP U.S. Small Cap—Service Class

BlackRock® Global Allocation V.I. Fund—Class III Shares

Columbia Variable Portfolio—Small Cap Value Fund—Class 2 Shares

Dreyfus IP Technology Growth Portfolio—Service Shares

Fidelity® VIP Contrafund® Portfolio—Service Class 2

Fidelity® VIP Equity-Income Portfolio—Service Class 2

Fidelity® VIP Mid Cap Portfolio—Service Class 2

Janus Aspen Worldwide Portfolio—Service Shares

MFS® Investors Trust Series—Service Class

MFS® Research Series—Service Class

Neuberger Berman AMT Mid-Cap Growth Portfolio—Class S

Victory VIF Diversified Stock Fund—Class A Shares

Not all investment options are available under all policies.

For Series I policies known as New York Life Flexible Premium Variable Annuity and Series VII, VIII, IX and X policies, initial premium payments are allocated to the Investment Divisions, Fixed Account (where available) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two business days after receipt. For Series I, III, IV, V, VI, VII, VIII,IX and X policies, subsequent premium payments are allocated to the Investment Divisions, one year Fixed Account (where available), three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the business day they are received. For Series II policies, known as New York Life Access Variable Annuity, subsequent premium payments are not permitted for policies purchased prior to November 15, 2004. For Series II policies, known as New York Life (formerly MainStay) Access Variable Annuity, subsequent premium payments are not permitted. In those states where NYLIAC offers a single premium version of the Series III, VI, VIII and IX policies, only one premium payment is allowed. In those states where NYLIAC offers a modified premium version of the Series IV and V policies, subsequent premium payments are allowed only during the first policy year. In addition, for Series I, II, III, VI, VII, VIII and IX policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC subject to certain restrictions. For Series IV policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one-year Fixed Account of NYLIAC subject to certain restrictions. On the accompanying Statement of Changes in Net Assets, all references to the Fixed Account include the Fixed Account and the Dollar Cost Averaging Advantage Accounts.

No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.

NYLIAC Variable Annuity Separate Account-III

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.

Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

As of January 25, 2013, Madison Square Investors changed its name to Cornerstone Capital Management Holdings LLC. As a result, all references in the prospectuses to Madison Square Investors as a subadvisor are hereby deleted and replaced with Cornerstone Capital Management Holdings LLC.

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

T

he cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales

MainStay VP Bond—Initial Class	$10,418	$20,568
MainStay VP Cash Management	107,046	223,561
MainStay VP Common Stock—Initial Class	2,003	18,679
MainStay VP Convertible—Initial Class	3,987	19,851
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	46,869	9,717
MainStay VP Eagle Small Cap Growth—Initial Class	103,347	17,637
MainStay VP Government—Initial Class	4,628	17,740
MainStay VP Growth Equity—Initial Class	1,594	17,283
MainStay VP High Yield Corporate Bond—Initial Class	46,361	67,199
MainStay VP ICAP Select Equity—Initial Class	4,700	36,281
MainStay VP Income Builder—Initial Class	5,619	12,351
MainStay VP International Equity—Initial Class	1,595	10,687
MainStay VP Janus Balanced—Initial Class	262,512	39,072
MainStay VP Large Cap Growth—Initial Class	4,879	10,572
MainStay VP MFS® Utilities—Initial Class	3,189	888
MainStay VP Mid Cap Core—Initial Class	6,886	14,850
MainStay VP S&P 500 Index—Initial Class	6,786	33,803
MainStay VP T. Rowe Price Equity Income—Initial Class	76,173	14,782
MainStay VP U.S. Small Cap—Initial Class	986	6,639
MainStay VP Van Eck Global Hard Assets—Initial Class	369,061	59,012
Alger Small Cap Growth Portfolio—Class I-2 Shares	53	34,467
Calvert VP SRI Balanced Portfolio	1,562	30,523
Dreyfus IP Technology Growth Portfolio—Initial Shares	5,327	4,936
Fidelity® VIP Contrafund® Portfolio—Initial Class	3,192	34,118
Fidelity® VIP Equity-Income Portfolio—Initial Class	8,089	14,280
Janus Aspen Balanced Portfolio—Institutional Shares	200	236,674
Janus Aspen Worldwide Portfolio—Institutional Shares	1,714	12,132
MFS® Investors Trust Series—Initial Class	929	1,941
MFS® Research Series—Initial Class	604	2,493
MFS® Utilities Series—Initial Class	15	3,054
Neuberger Berman AMT Mid-Cap Growth—Class I	353	524
Royce Micro-Cap Portfolio—Investment Class	11,217	14,165
Royce Small-Cap Portfolio—Investment Class	1,675	69,638
T. Rowe Price Equity Income Portfolio	218	77,484
UIF Emerging Markets Equity Portfolio—Class I	415	47,623
Van Eck VIP Global Hard Assets	27,374	361,429
MainStay VP Balanced—Service Class	8,745	14,342
MainStay VP Bond—Service Class	49,871	36,703
MainStay VP Common Stock—Service Class	2,259	7,502
MainStay VP Conservative Allocation—Service Class	76,964	40,153
MainStay VP Convertible—Service Class	15,162	30,844
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Service Class	127,710	18,307
MainStay VP Eagle Small Cap Growth—Service Class	36,815	6,514
MainStay VP Flexible Bond Opportunities—Service Class	47,127	4,410
MainStay VP Floating Rate—Service Class	45,177	42,834
MainStay VP Government—Service Class	24,329	29,396
MainStay VP Growth Allocation—Service Class	13,558	13,819
MainStay VP Growth Equity—Service Class	5,276	7,513
MainStay VP High Yield Corporate Bond—Service Class	188,807	76,250
MainStay VP ICAP Select Equity—Service Class	15,208	46,031
MainStay VP Income Builder—Service Class	15,258	8,025
MainStay VP International Equity—Service Class	8,821	24,953
MainStay VP Janus Balanced—Service Class	172,426	19,894

NYLIAC Variable Annuity Separate Account-III

	Purchases	Sales

MainStay VP Large Cap Growth—Service Class	$19,425	$18,693
MainStay VP MFS® Utilities—Service Class	432,362	57,074
MainStay VP Mid Cap Core—Service Class	21,037	31,668
MainStay VP Moderate Allocation—Service Class	83,187	51,970
MainStay VP Moderate Growth Allocation—Service Class	57,587	36,404
MainStay VP PIMCO Real Return—Service Class	185,150	23,737
MainStay VP S&P 500 Index—Service Class	16,138	31,045
MainStay VP T. Rowe Price Equity Income—Service Class	156,343	24,973
MainStay VP U.S. Small Cap—Service Class	5,335	13,255
Alger Small Cap Growth Portfolio—Class S Shares	19	36,887
BlackRock® Global Allocation V.I. Fund—Class III Shares	48,866	8,449
Columbia Variable Portfolio—Small Cap Value Fund—Class 2 Shares	6,931	9,855
Dreyfus IP Technology Growth Portfolio—Service Shares	13,253	11,317
Fidelity® VIP Contrafund® Portfolio—Service Class 2	16,878	43,762
Fidelity® VIP Equity-Income Portfolio—Service Class 2	16,500	20,198
Fidelity® VIP Mid Cap Portfolio—Service Class 2	24,221	30,902
Janus Aspen Balanced Portfolio—Service Shares	2,335	161,260
Janus Aspen Worldwide Portfolio—Service Shares	5,639	6,213
MFS® Investors Trust Series—Service Class	2,236	1,805
MFS® Research Series—Service Class	2,112	1,795
MFS® Utilities Series—Service Class	6,361	415,383
Neuberger Berman AMT Mid-Cap Growth Portfolio—Class S	12,903	10,758
PIMCO Real Return Portfolio—Advisor Class	20,220	130,402
T. Rowe Price Equity Income Portfolio—II	788	153,652
UIF Emerging Markets Equity Portfolio—Class II	2,241	122,785
Victory VIF Diversified Stock Fund—Class A Shares	1,039	4,572

Total	$3,144,195	$3,482,957

Not all investment options are available under all policies.

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

N

YLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV, V, VI, VIII, IX and X policies. Policies in Series II and VII are not subject to surrender charges on partial withdrawals and surrenders. For New York Life Variable Annuity and New York Life Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For New York Life Flexible Premium Variable Annuity and New York Life Flexible Premium Variable Annuity II policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

For New York Life Premium Plus Variable Annuity policies, which are part of Series III and New York Life Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years (8% during the first four payment years for policies sold by registered representatives of broker-dealers that have selling agreements with NYLIFE Distributors and NYLIAC or banks) and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offered a single premium version of the New York Life Premium Plus Variable Annuity and New York Life Premium Plus II Variable Annuity, the surrender charge was lower.

For the New York Life Essentials Variable Annuity and New York Life Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

For New York Life Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

For New York Life Premier Variable Annuity policies, which are part of Series VIII, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

For New York Life Premier Plus Variable Annuity policies, which are part of Series IX, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made.

For New York Life Income Plus Variable Annuity policies with the Income Benefit Rider, which are part of Series X, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

For New York Life Income Plus Variable Annuity policies with the Guaranteed Future Income Benefit Rider, which are also part of Series X, the product becomes a single premium product where surrender charges are based on the Policy Year. This charge is 8% during the first Policy Year and declines by 1% per year for each Policy Year, until the seventh Policy Year, after which no charge is made.

All surrender charges are recorded with policyowners’ surrenders in the accompanying Statement of Changes in Net Assets. Surrender charges are paid to NYLIAC.

NYLIAC also deducts an annual policy service charge from the policy’s accumulation value on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III, V and VI policies. For New York Life Variable Annuity and New York Life Plus Variable Annuity policies which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For New York Life Flexible Premium Variable Annuity and New York Life Flexible Premium Variable Annuity II, which are also part of Series I, this charge is $30 per policy. For Series II and VII policies, this charge is $40 per policy (may be lower in some states). For Series III, IV, VI, VIII

NYLIAC Variable Annuity Separate Account-III

and IX policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. For Series X policies, the charge is $30 per policy and is waived either upon (a) registration with delivery of all available materials that we normally mail, (b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit/GFIB Payment Commencement Date (whichever comes first). These charges are shown as a reduction to payments received from policyowners in the accompanying Statement of Changes in Net Assets.

Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V, VI, VII, VIII, IX and X policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV, V, VI, VII, VIII, IX and X policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45%, 1.85%, 1.75%, 1.65%, 1.35%, 1.65% and 1.35%, respectively, of the daily average variable accumulation value of each Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. These charges are disclosed in the accompanying Statement of Operations.

In addition, New York Life Income Plus Variable Annuity policies, which are part of Series X, are subject to a Guaranteed Future Income Benefit Charge if the Guaranteed Future Income Benefit Rider is chosen. This charge is an annualized percentage of the average daily Unfunded Income Benefit Base (as defined in the New York Life Income Plus Variable Annuity prospectus) each policy quarter, deducted from the variable accumulation unit value on a quarterly basis. On an annual basis, the charge equals 1.00% (0.25% quarterly) of the Unfunded Income Benefit Base.

Separate Account policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of either NYLIAC or the Separate Account. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.25%, distribution (12b-1) fees range from 0.00% to 0.25%, and other expenses range from 0.04% to 1.06%. These ranges are shown as a percentage of average net assets as of December 31, 2011, and approximate the ranges as of December 31, 2012.

NOTE 4—Distribution of Net Income:

T

he Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

T

he changes in units outstanding for the years ended December 31, 2012 and 2011 were as follows:

	2012			2011
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

MainStay VP Bond—Initial Class	258	(1,012)	(754)	327	(1,581)	(1,254)
MainStay VP Cash Management	78,492	(175,878)	(97,386)	228,950	(158,522)	70,428
MainStay VP Common Stock—Initial Class	44	(928)	(884)	30	(1,010)	(980)
MainStay VP Convertible—Initial Class	66	(1,000)	(934)	193	(1,115)	(922)
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	4,700	(1,005)	3,695	—	—	—
MainStay VP Eagle Small Cap Growth—Initial Class	10,358	(1,742)	8,616	—	—	—
MainStay VP Government—Initial Class	160	(938)	(778)	399	(1,460)	(1,061)
MainStay VP Growth Equity—Initial Class	131	(1,004)	(873)	85	(1,189)	(1,104)
MainStay VP High Yield Corporate Bond—Initial Class	1,192	(2,430)	(1,238)	1,321	(3,991)	(2,670)
MainStay VP ICAP Select Equity—Initial Class	104	(2,523)	(2,419)	156	(3,177)	(3,021)
MainStay VP Income Builder—Initial Class	168	(590)	(422)	75	(784)	(709)
MainStay VP International Equity—Initial Class	56	(593)	(537)	131	(646)	(515)
MainStay VP Janus Balanced—Initial Class	26,266	(3,573)	22,693	—	—	—
MainStay VP Large Cap Growth—Initial Class	369	(805)	(436)	406	(977)	(571)
MainStay VP MFS® Utilities—Initial Class	318	(84)	234	—	—	—
MainStay VP Mid Cap Core—Initial Class	94	(817)	(723)	135	(943)	(808)
MainStay VP S&P 500 Index—Initial Class	198	(1,628)	(1,430)	96	(2,078)	(1,982)
MainStay VP T. Rowe Price Equity Income—Initial Class	7,625	(1,375)	6,250	—	—	—
MainStay VP U.S. Small Cap—Initial Class	72	(482)	(410)	72	(697)	(625)
MainStay VP Van Eck Global Hard Assets—Initial Class	37,216	(6,340)	30,876	—	—	—
Alger Small Cap Growth Portfolio—Class I-2 Shares	3	(2,363)	(2,360)	21	(519)	(498)
Calvert VP SRI Balanced Portfolio	131	(2,096)	(1,965)	345	(356)	(11)
Dreyfus IP Technology Growth Portfolio—Initial Shares	438	(392)	46	394	(809)	(415)
Fidelity® VIP Contrafund® Portfolio—Initial Class	67	(1,420)	(1,353)	94	(1,763)	(1,669)
Fidelity® VIP Equity-Income Portfolio—Initial Class	100	(799)	(699)	99	(1,113)	(1,014)
Janus Aspen Balanced Portfolio—Institutional Shares	11	(9,169)	(9,158)	61	(1,998)	(1,937)
Janus Aspen Worldwide Portfolio—Institutional Shares	134	(895)	(761)	71	(910)	(839)
MFS® Investors Trust Series—Initial Class	79	(164)	(85)	17	(196)	(179)
MFS® Research Series—Initial Class	47	(196)	(149)	19	(223)	(204)
MFS® Utilities Series—Initial Class	—	(145)	(145)	43	(32)	11
Neuberger Berman AMT Mid-Cap Growth—Class I	24	(31)	(7)	12	(77)	(65)
Royce Micro-Cap Portfolio—Investment Class	737	(930)	(193)	1,007	(1,152)	(145)
Royce Small-Cap Portfolio—Investment Class	126	(4,879)	(4,753)	726	(905)	(179)
T. Rowe Price Equity Income Portfolio	16	(5,040)	(5,024)	137	(1,261)	(1,124)
UIF Emerging Markets Equity Portfolio—Class I	20	(2,069)	(2,049)	119	(782)	(663)
Van Eck VIP Global Hard Assets	179	(10,348)	(10,169)	2,036	(2,483)	(447)
MainStay VP Balanced—Service Class	663	(1,092)	(429)	784	(1,293)	(509)
MainStay VP Bond—Service Class	3,290	(2,699)	591	3,366	(3,371)	(5)
MainStay VP Common Stock—Service Class	137	(501)	(364)	150	(633)	(483)
MainStay VP Conservative Allocation—Service Class	4,580	(2,985)	1,595	5,348	(3,455)	1,893
MainStay VP Convertible—Service Class	826	(1,938)	(1,112)	2,024	(1,970)	54
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Service Class	12,867	(1,885)	10,982	—	—	—
MainStay VP Eagle Small Cap Growth—Service Class	3,694	(645)	3,049	—	—	—
MainStay VP Flexible Bond Opportunities—Service Class	4,246	(410)	3,836	1,988	(299)	1,689
MainStay VP Floating Rate—Service Class	3,336	(3,550)	(214)	4,580	(6,312)	(1,732)
MainStay VP Government—Service Class	1,874	(2,311)	(437)	2,448	(3,230)	(782)
MainStay VP Growth Allocation—Service Class	647	(1,186)	(539)	973	(1,494)	(521)
MainStay VP Growth Equity—Service Class	417	(556)	(139)	192	(487)	(295)
MainStay VP High Yield Corporate Bond—Service Class	10,268	(4,038)	6,230	6,809	(6,616)	193
MainStay VP ICAP Select Equity—Service Class	845	(2,906)	(2,061)	1,234	(3,001)	(1,767)

NYLIAC Variable Annuity Separate Account-III

	2012			2011
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

MainStay VP Income Builder—Service Class	994	(537)	457	615	(600)	15
MainStay VP International Equity—Service Class	610	(1,609)	(999)	1,152	(1,213)	(61)
MainStay VP Janus Balanced—Service Class	17,300	(1,835)	15,465	—	—	—
MainStay VP Large Cap Growth—Service Class	1,476	(1,288)	188	1,517	(1,196)	321
MainStay VP MFS® Utilities—Service Class	43,327	(5,196)	38,131	—	—	—
MainStay VP Mid Cap Core—Service Class	492	(1,680)	(1,188)	817	(1,793)	(976)
MainStay VP Moderate Allocation—Service Class	4,849	(4,029)	820	4,234	(5,615)	(1,381)
MainStay VP Moderate Growth Allocation—Service Class	3,789	(2,931)	858	3,980	(3,138)	842
MainStay VP PIMCO Real Return—Service Class	18,484	(2,267)	16,217	—	—	—
MainStay VP S&P 500 Index—Service Class	1,093	(2,101)	(1,008)	753	(1,959)	(1,206)
MainStay VP T. Rowe Price Equity Income—Service Class	15,661	(2,307)	13,354	—	—	—
MainStay VP U.S. Small Cap—Service Class	364	(731)	(367)	443	(1,008)	(565)
Alger Small Cap Growth Portfolio—Class S Shares	—	(1,734)	(1,734)	52	(312)	(260)
BlackRock® Global Allocation V.I. Fund—Class III Shares	5,099	(877)	4,222	3,992	(232)	3,760
Columbia Variable Portfolio—Small Cap Value Fund—Class 2 Shares	404	(730)	(326)	789	(1,100)	(311)
Dreyfus IP Technology Growth Portfolio—Service Shares	907	(712)	195	888	(1,013)	(125)
Fidelity® VIP Contrafund® Portfolio—Service Class 2	1,120	(2,340)	(1,220)	1,117	(2,447)	(1,330)
Fidelity® VIP Equity-Income Portfolio—Service Class 2	514	(1,409)	(895)	606	(1,536)	(930)
Fidelity® VIP Mid Cap Portfolio—Service Class 2	707	(1,490)	(783)	1,129	(1,816)	(687)
Janus Aspen Balanced Portfolio—Service Shares	189	(10,378)	(10,189)	1,621	(1,387)	234
Janus Aspen Worldwide Portfolio—Service Shares	489	(508)	(19)	310	(483)	(173)
MFS® Investors Trust Series—Service Class	166	(122)	44	47	(92)	(45)
MFS® Research Series—Service Class	146	(110)	36	56	(95)	(39)
MFS® Utilities Series—Service Class	368	(17,144)	(16,776)	2,313	(2,542)	(229)
Neuberger Berman AMT Mid-Cap Growth Portfolio—Class S	770	(574)	196	550	(549)	1
PIMCO Real Return Portfolio—Advisor Class	1,787	(11,349)	(9,562)	7,249	(1,518)	5,731
T. Rowe Price Equity Income Portfolio—II	63	(10,977)	(10,914)	908	(1,772)	(864)
UIF Emerging Markets Equity Portfolio—Class II	116	(4,597)	(4,481)	771	(1,072)	(301)
Victory VIF Diversified Stock Fund—Class A Shares	77	(360)	(283)	152	(365)	(213)

Not all investment options are available under all policies.

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

I

n 2012, NYLIAC Variable Annuity Separate Account-III (the “Account”) elected to present in the Financial Highlights appearing in Note 6 the range of lowest and highest expense ratio and the related total returns over the reporting period for each of the Account’s investment options, rather than separate information for each contract expense level as reported in prior periods as permitted by AICPA Statement of Position 03-5. The Account similarly elected to report aggregate period-end units outstanding and the range of period-end unit fair values for each investment option in the Statement of Assets and Liabilities and the Financial Highlights. Prior-period financial highlights appearing in Note 6 have been retrospectively adjusted conforming to the current period presentation.

The following table presents financial highlights for each Investment Division as of December 31, 2012, 2011, 2010, 2009 and 2008:

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Bond—Initial Class	2012	$96,958	4,822	$14.65 to $22.05	2.7% to 3.2%	2.3%
	2011	108,114	5,576	14.26 to 21.36	5.3% to 5.8%	3.1%
	2010	124,789	6,830	13.55 to 20.20	5.9% to 6.3%	3.1%
	2009	129,907	7,598	12.79 to 19.00	5.8% to 6.3%	4.5%
	2008	137,706	8,566	12.09 to 17.87	1.8% to 2.3%	4.1%
MainStay VP Cash Management	2012	$216,181	171,514	$ 0.97 to $ 9.55	(1.8%) to (0.5%)	0.0%
	2011	332,005	268,900	0.99 to 9.68	(1.8%) to (1.3%)	0.0%
	2010	235,055	198,472	1.01 to 9.82	(1.9%) to (1.4%)	0.0%
	2009	309,138	266,114	1.03 to 9.95	(1.8%) to (0.5%)	0.1%
	2008	524,660	452,460	1.05 to 1.36	0.3% to 0.8%	2.0%
MainStay VP Common Stock—Initial Class	2012	$84,980	3,836	$ 9.39 to $27.24	14.6% to 15.1%	1.6%
	2011	89,176	4,720	8.17 to 23.67	(0.3%) to 0.2%	1.5%
	2010	105,967	5,700	8.17 to 23.63	10.5% to 11.0%	1.6%
	2009	114,463	6,943	7.37 to 21.28	20.2% to 20.7%	2.1%
	2008	108,917	7,985	6.11 to 17.63	(37.6%) to (37.3%)	1.4%
MainStay VP Convertible—Initial Class	2012	$83,964	4,072	$13.26 to $24.95	7.1% to 7.6%	2.9%
	2011	94,613	5,006	12.35 to 23.19	(6.5%) to (6.1%)	2.3%
	2010	118,002	5,928	13.17 to 24.69	15.7% to 16.2%	2.8%
	2009	118,484	6,950	11.36 to 21.24	43.4% to 44.0%	2.2%
	2008	91,464	7,696	7.90 to 14.75	(35.6%) to (35.3%)	2.1%
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	2012	$36,809	3,695	$ 9.96 to $10.00	(0.4%) to 0.0%	0.0%
MainStay VP Eagle Small Cap Growth—Initial Class	2012	$85,004	8,616	$ 9.84 to $ 9.88	(1.6%) to (1.2%)	0.0%
MainStay VP Government—Initial Class	2012	$66,743	3,641	$13.55 to $20.35	2.1% to 2.5%	2.9%
	2011	79,061	4,419	13.28 to 19.85	4.0% to 4.5%	3.2%
	2010	93,465	5,480	12.76 to 18.99	3.4% to 3.9%	3.0%
	2009	105,068	6,411	12.34 to 18.28	(0.2%) to 0.2%	3.4%
	2008	135,441	8,285	12.37 to 18.24	7.8% to 8.3%	3.2%
MainStay VP Growth Equity—Initial Class	2012	$99,063	5,805	$ 6.67 to $19.82	12.8% to 13.3%	0.4%
	2011	100,612	6,678	5.90 to 17.49	(3.2%) to (2.7%)	0.4%
	2010	119,426	7,782	6.08 to 17.98	10.2% to 10.6%	0.5%
	2009	125,677	9,090	5.50 to 16.25	31.7% to 32.3%	0.6%
	2008	107,856	10,347	4.17 to 12.28	(40.0%) to (39.7%)	0.5%
MainStay VP High Yield Corporate Bond—Initial Class	2012	$343,323	11,286	$21.58 to $35.25	11.3% to 11.8%	5.6%
	2011	340,625	12,524	19.33 to 31.52	4.3% to 4.8%	5.9%
	2010	391,318	15,194	18.48 to 30.08	10.6% to 11.1%	5.8%
	2009	403,701	17,470	16.67 to 27.07	40.2% to 40.8%	7.7%
	2008	296,546	17,901	11.86 to 19.22	(25.5%) to (25.2%)	8.6%

NYLIAC Variable Annuity Separate Account-III

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP ICAP Select Equity—Initial Class	2012	$159,708	11,186	$13.12 to $18.29	13.5% to 14.0%	2.1%
	2011	170,305	13,605	11.53 to 16.12	(3.2%) to (2.8%)	1.4%
	2010	213,777	16,626	11.89 to 16.66	16.0% to 16.5%	0.8%
	2009	220,473	19,983	10.23 to 14.37	27.0% to 27.6%	1.8%
	2008	147,889	17,061	8.03 to 11.31	(38.7%) to (38.5%)	0.6%
MainStay VP Income Builder—Initial Class	2012	$76,975	3,543	$10.74 to $24.81	12.9% to 13.4%	4.2%
	2011	76,082	3,965	9.49 to 21.88	2.2% to 2.7%	3.8%
	2010	86,265	4,674	9.26 to 21.31	12.7% to 13.2%	3.1%
	2009	89,293	5,514	8.20 to 18.82	21.3% to 21.8%	3.6%
	2008	86,455	6,523	6.75 to 15.45	(28.3%) to (27.9%)	3.1%
MainStay VP International Equity—Initial Class	2012	$38,330	2,009	$13.51 to $22.46	17.3% to 17.8%	1.7%
	2011	40,783	2,546	11.49 to 19.07	(17.6%) to (17.2%)	3.1%
	2010	58,690	3,061	13.90 to 23.03	3.0% to 3.4%	3.2%
	2009	68,081	3,686	13.47 to 22.26	17.2% to 17.7%	6.9%
	2008	70,226	4,464	11.46 to 18.92	(27.0%) to (26.7%)	1.4%
MainStay VP Janus Balanced—Initial Class	2012	$236,295	22,693	$10.38 to $10.43	3.8% to 4.3%	0.0%
MainStay VP Large Cap Growth—Initial Class	2012	$40,619	2,921	$ 7.67 to $16.34	11.0% to 11.5%	0.0%
	2011	41,125	3,357	6.89 to 14.65	(2.1%) to (1.7%)	0.0%
	2010	48,876	3,928	7.02 to 14.90	14.1% to 14.6%	0.0%
	2009	50,102	4,696	6.14 to 13.01	37.5% to 38.1%	0.0%
	2008	39,464	5,087	4.46 to 9.42	(39.9%) to (39.7%)	0.1%
MainStay VP MFS® Utilities—Initial Class	2012	$2,518	234	$10.72 to $10.76	7.2% to 7.6%	0.0%
MainStay VP Mid Cap Core—Initial Class	2012	$59,188	3,265	$18.02 to $20.81	15.4% to 15.9%	0.7%
	2011	62,376	3,988	15.55 to 18.04	(4.8%) to (4.3%)	0.8%
	2010	78,517	4,796	16.26 to 18.94	21.4% to 21.9%	0.3%
	2009	78,869	5,868	13.33 to 15.61	34.4% to 35.0%	0.4%
	2008	30,964	3,107	9.87 to 11.61	(43.3%) to (43.0%)	0.3%
MainStay VP S&P 500 Index—Initial Class	2012	$185,880	8,406	$10.02 to $27.64	13.5% to 14.0%	1.6%
	2011	188,168	9,836	8.80 to 24.23	0.0% to 0.4%	1.6%
	2010	221,362	11,818	8.78 to 24.13	12.6% to 13.1%	1.8%
	2009	233,206	14,172	7.78 to 21.33	23.9% to 24.5%	2.8%
	2008	215,731	16,418	6.26 to 17.13	(38.2%) to (37.9%)	2.2%
MainStay VP T. Rowe Price Equity Income—Initial Class	2012	$66,549	6,250	$10.61 to $10.66	6.1% to 6.6%	0.0%
MainStay VP U.S. Small Cap—Initial Class	2012	$25,636	1,870	$12.83 to $20.63	10.7% to 11.2%	0.4%
	2011	28,108	2,280	11.55 to 18.63	(4.5%) to (4.1%)	0.8%
	2010	37,193	2,905	12.06 to 19.52	22.7% to 23.3%	0.1%
	2009	37,500	3,593	9.80 to 15.90	38.4% to 39.1%	0.0%
	2008	12,369	1,660	7.06 to 11.49	(48.2%) to (48.0%)	0.0%
MainStay VP Van Eck Global Hard Assets—Initial Class	2012	$276,562	30,876	$ 8.94 to $10.19	(10.6%) to 1.9%	0.0%
Alger Small Cap Growth Portfolio—Class I-2 Shares	2012	$—	—	$ —	—	—
	2011	30,656	2,360	8.91 to 21.07	(5.0%) to (4.5%)	0.0%
	2010	38,641	2,858	9.36 to 22.17	23.0% to 23.6%	0.0%
	2009	38,215	3,505	7.59 to 18.02	42.8% to 43.5%	0.0%
	2008	31,905	4,209	5.30 to 12.62	(47.6%) to (47.3%)	0.0%
Calvert VP SRI Balanced Portfolio	2012	$—	—	$ —	—	—
	2011	27,260	1,965	9.60 to 19.23	2.7% to 3.2%	1.3%
	2010	27,004	1,976	9.33 to 18.70	10.0% to 10.6%	1.4%
	2009	25,754	2,077	8.46 to 16.92	0.5% to 23.6%	2.1%
	2008	23,360	2,347	6.86 to 13.69	(32.6%) to (32.3%)	2.4%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Dreyfus IP Technology Growth Portfolio—Initial Shares	2012	$14,983	1,188	$12.34 to $19.23	13.5% to 14.0%	0.0%
	2011	12,641	1,142	10.84 to 16.94	(9.5%) to (9.1%)	0.0%
	2010	18,952	1,557	11.93 to 18.71	27.6% to 28.1%	0.0%
	2009	16,025	1,686	9.31 to 14.67	54.8% to 55.5%	0.4%
	2008	8,589	1,401	5.99 to 9.48	(42.3%) to (42.0%)	0.0%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2012	$156,076	6,127	$14.84 to $29.92	14.3% to 14.8%	1.3%
	2011	163,620	7,480	12.96 to 26.07	(4.3%) to (3.9%)	0.9%
	2010	205,022	9,149	13.50 to 27.12	15.1% to 15.6%	1.2%
	2009	212,206	11,012	11.71 to 23.46	33.2% to 33.8%	1.4%
	2008	186,282	12,983	8.77 to 17.53	(43.6%) to (43.3%)	0.9%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2012	$68,188	3,709	$13.09 to $20.78	15.2% to 15.7%	3.0%
	2011	69,655	4,408	11.34 to 17.97	(0.9%) to (0.4%)	2.3%
	2010	85,212	5,422	11.41 to 18.04	13.0% to 13.5%	1.7%
	2009	91,417	6,655	10.07 to 15.89	27.8% to 28.4%	2.2%
	2008	84,729	7,939	7.86 to 12.38	(43.7%) to (43.5%)	2.3%
Janus Aspen Balanced Portfolio—Institutional Shares	2012	$—	—	$ —	—	—
	2011	220,412	9,158	13.78 to 28.69	(0.2%) to 0.2%	2.4%
	2010	261,975	11,095	13.78 to 28.62	6.4% to 6.9%	2.8%
	2009	288,148	13,100	12.91 to 26.78	23.6% to 24.1%	3.0%
	2008	267,979	15,109	10.42 to 21.57	(17.4%) to (17.0%)	2.6%
Janus Aspen Worldwide Portfolio—Institutional Shares	2012	$65,403	4,350	$ 6.55 to $17.03	17.9% to 18.4%	0.9%
	2011	64,388	5,111	5.54 to 14.38	(15.3%) to (14.9%)	0.6%
	2010	87,318	5,950	6.52 to 16.90	13.7% to 14.2%	0.6%
	2009	90,614	7,166	5.72 to 14.80	35.2% to 35.8%	1.4%
	2008	75,868	8,172	4.22 to 10.90	(45.7%) to (45.4%)	1.2%
MFS® Investors Trust Series—Initial Class	2012	$9,193	764	$10.53 to $17.25	17.0% to 17.5%	0.9%
	2011	8,689	849	8.98 to 14.75	(4.0%) to (3.5%)	0.9%
	2010	10,882	1,028	9.33 to 15.36	9.1% to 9.6%	1.3%
	2009	12,564	1,306	8.53 to 14.08	24.6% to 25.1%	1.7%
	2008	12,422	1,621	6.83 to 11.30	(34.3%) to (34.0%)	0.9%
MFS® Research Series—Initial Class	2012	$10,832	842	$ 9.16 to $17.64	15.1% to 15.6%	0.8%
	2011	10,924	991	7.93 to 15.33	(2.3%) to (1.8%)	0.8%
	2010	13,315	1,195	8.10 to 15.68	13.8% to 14.3%	1.0%
	2009	14,445	1,493	7.10 to 13.78	28.2% to 28.7%	1.5%
	2008	13,285	1,768	5.53 to 10.76	(37.3%) to (37.0%)	0.6%
MFS® Utilities Series—Initial Class	2012	$—	—	$ —	—	—
	2011	2,918	145	19.24 to 31.31	4.8% to 5.3%	3.3%
	2010	2,575	134	18.31 to 29.74	11.7% to 12.2%	3.3%
	2009	3,301	194	16.35 to 26.52	30.8% to 31.4%	5.1%
	2008	3,296	253	12.47 to 20.20	(38.8%) to (38.5%)	1.5%
Neuberger Berman AMT Mid-Cap Growth—Class I	2012	$2,187	139	$15.11 to $21.67	10.3% to 10.8%	0.0%
	2011	2,108	146	13.63 to 19.56	(1.4%) to (0.9%)	0.0%
	2010	3,035	211	13.76 to 19.75	26.7% to 27.3%	0.0%
	2009	2,982	262	10.81 to 15.52	29.2% to 29.8%	0.0%
	2008	3,030	344	8.33 to 11.97	(44.4%) to (44.2%)	0.0%
Royce Micro-Cap Portfolio—Investment Class	2012	$78,610	5,369	$ 8.42 to $15.29	5.6% to 6.2%	0.0%
	2011	77,789	5,562	13.12 to 14.41	(14.5%) to (13.3%)	2.4%
	2010	92,834	5,707	15.17 to 16.65	27.6% to 28.2%	2.0%
	2009	67,735	5,320	11.87 to 13.01	18.7% to 55.8%	0.0%
	2008	38,828	4,735	7.89 to 8.36	(44.3%) to (44.1%)	2.8%

NYLIAC Variable Annuity Separate Account-III

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Royce Small-Cap Portfolio—Investment Class	2012	$—	—	$ —	—	—
	2011	61,597	4,753	12.15 to 13.24	(5.2%) to (4.6%)	0.3%
	2010	67,157	4,932	12.79 to 13.97	18.3% to 18.9%	0.1%
	2009	53,839	4,683	10.81 to 11.75	9.9% to 33.3%	0.0%
	2008	38,087	4,405	8.15 to 8.81	(28.5%) to (28.2%)	0.7%
T. Rowe Price Equity Income Portfolio	2012	$—	—	$ —	—	—
	2011	71,180	5,024	12.01 to 14.72	(2.5%) to (2.1%)	1.7%
	2010	88,811	6,148	12.32 to 15.04	12.9% to 13.4%	1.9%
	2009	94,541	7,428	10.91 to 13.26	23.3% to 23.9%	2.0%
	2008	94,377	9,191	8.85 to 10.70	(37.3%) to (37.0%)	2.3%
UIF Emerging Markets Equity Portfolio—Class I	2012	$—	—	$ —	—	—
	2011	42,138	2,049	15.20 to $29.35	(19.7%) to (19.4%)	0.4%
	2010	69,014	2,712	18.87 to 36.56	16.8% to 17.4%	0.6%
	2009	70,986	3,286	16.10 to 31.29	66.7% to 67.5%	0.0%
	2008	42,023	3,249	9.63 to 18.77	(57.4%) to (57.2%)	0.0%
Van Eck VIP Global Hard Assets	2012	$—	—	$ —	—	—
	2011	315,058	10,169	11.77 to 41.00	(20.3%) to (17.6%)	1.2%
	2010	423,785	10,616	14.30 to 49.98	26.9% to 27.5%	0.4%
	2009	350,861	10,629	11.22 to 39.40	12.2% to 55.3%	0.2%
	2008	215,462	9,963	20.53 to 25.48	(47.1%) to (46.9%)	0.3%
MainStay VP Balanced—Service Class	2012	$87,556	6,859	$10.32 to $13.30	3.2% to 10.5%	1.1%
	2011	84,264	7,288	11.19 to 12.03	0.7% to 1.2%	1.3%
	2010	89,025	7,797	11.10 to 11.91	11.3% to 11.8%	1.2%
	2009	86,876	8,486	9.95 to 10.68	(0.5%) to 21.1%	2.9%
	2008	81,366	9,607	8.40 to 8.51	(26.4%) to (26.1%)	0.0%
MainStay VP Bond—Service Class	2012	$199,192	15,300	$10.02 to $13.69	0.2% to 3.0%	2.2%
	2011	188,440	14,709	11.34 to 13.25	4.9% to 5.5%	3.1%
	2010	180,687	14,714	10.78 to 12.61	5.6% to 6.1%	3.2%
	2009	141,196	11,953	10.19 to 11.88	1.9% to 6.0%	4.5%
	2008	124,095	11,165	10.87 to 11.21	1.6% to 2.0%	4.3%
MainStay VP Common Stock—Service Class	2012	$37,058	2,538	$10.26 to $14.93	2.6% to 14.9%	1.4%
	2011	37,069	2,902	10.31 to 13.00	(0.5%) to 0.0%	1.2%
	2010	43,375	3,385	10.34 to 13.02	10.3% to 10.8%	1.4%
	2009	42,090	3,637	9.35 to 11.75	7.4% to 20.4%	1.8%
	2008	36,464	3,785	7.78 to 9.76	(37.7%) to (37.4%)	1.2%
MainStay VP Conservative Allocation—Service Class	2012	$297,186	22,895	$10.23 to $13.21	2.3% to 8.9%	2.0%
	2011	255,258	21,300	11.75 to 12.12	0.8% to 1.3%	2.1%
	2010	230,014	19,407	11.63 to 11.99	9.7% to 10.2%	2.5%
	2009	177,527	16,471	10.58 to 10.88	5.8% to 20.2%	3.1%
	2008	130,016	14,465	8.88 to 9.05	(20.1%) to (19.7%)	0.0%
MainStay VP Convertible—Service Class	2012	$160,845	10,684	$ 9.34 to $15.96	1.7% to 7.4%	2.7%
	2011	167,566	11,796	12.20 to 14.73	(7.2%) to (6.3%)	2.2%
	2010	180,035	11,742	13.05 to 15.87	15.4% to 16.0%	2.8%
	2009	146,772	10,984	11.25 to 13.69	12.5% to 43.7%	2.1%
	2008	87,248	9,303	8.34 to 9.53	(35.8%) to (35.5%)	2.0%
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Service Class	2012	$109,434	10,982	$ 9.94 to $10.92	(0.6%) to 9.2%	0.0%
MainStay VP Eagle Small Cap Growth—Service Class	2012	$29,977	3,049	$ 9.81 to $10.46	(1.9%) to 4.6%	0.0%
MainStay VP Flexible Bond Opportunities—Service Class	2012	$60,954	5,525	$10.41 to $10.94	4.1% to 12.0%	7.6%
	2011	16,564	1,689	9.73 to 9.76	(2.7%) to (2.4%)	5.9%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Floating Rate—Service Class	2012	$218,377	18,529	$10.20 to $11.94	2.0% to 5.4%	3.9%
	2011	209,517	18,743	10.97 to 11.31	0.1% to 0.6%	3.9%
	2010	228,903	20,475	10.94 to 11.27	5.9% to 6.4%	3.8%
	2009	204,063	19,335	10.31 to 10.59	3.1% to 31.4%	3.3%
	2008	103,269	12,863	8.00 to 8.08	(24.4%) to (24.1%)	5.2%
MainStay VP Government—Service Class	2012	$118,054	9,611	$10.01 to $12.78	0.1% to 2.3%	2.8%
	2011	121,813	10,048	10.73 to 12.49	3.8% to 4.3%	3.1%
	2010	126,944	10,830	10.32 to 12.00	3.2% to 3.7%	3.1%
	2009	109,824	9,599	9.99 to 11.60	(0.5%) to 0.7%	3.2%
	2008	140,853	12,213	11.30 to 11.62	7.5% to 8.0%	3.5%
MainStay VP Growth Allocation—Service Class	2012	$92,730	8,128	$ 9.92 to $13.90	4.4% to 13.6%	0.8%
	2011	87,159	8,667	9.58 to 12.23	(4.7%) to (4.2%)	0.7%
	2010	96,229	9,188	10.05 to 12.76	12.6% to 13.2%	1.0%
	2009	85,444	9,276	8.92 to 11.27	7.5% to 25.9%	2.2%
	2008	63,099	8,638	7.12 to 7.39	(38.9%) to (38.6%)	0.5%
MainStay VP Growth Equity—Service Class	2012	$33,316	2,538	$10.15 to $13.55	1.5% to 13.1%	0.2%
	2011	31,101	2,677	10.50 to 12.01	(3.4%) to (2.9%)	0.2%
	2010	35,765	2,972	10.84 to 12.41	9.9% to 10.4%	0.3%
	2009	34,133	3,141	9.83 to 11.27	10.3% to 32.0%	0.3%
	2008	27,820	3,369	7.46 to 8.32	(40.1%) to (39.9%)	0.3%
MainStay VP High Yield Corporate Bond—Service Class	2012	$873,062	50,258	$10.40 to $19.27	4.0% to 11.6%	5.7%
	2011	707,898	44,028	12.58 to 17.28	3.7% to 4.6%	6.0%
	2010	688,680	43,835	12.07 to 16.54	10.3% to 10.9%	5.9%
	2009	580,689	40,022	10.92 to 14.93	9.2% to 40.5%	8.1%
	2008	317,403	30,353	8.48 to 10.63	(25.7%) to (25.3%)	9.0%
MainStay VP ICAP Select Equity—Service Class	2012	$258,965	16,869	$10.18 to $15.88	4.1% to 13.7%	1.9%
	2011	257,145	18,930	11.32 to 13.92	(3.5%) to (3.0%)	1.2%
	2010	291,788	20,697	11.70 to 14.41	15.7% to 16.2%	0.7%
	2009	261,228	21,452	10.08 to 12.40	7.6% to 27.3%	1.5%
	2008	130,520	13,623	7.93 to 9.74	(38.9%) to (38.6%)	0.5%
MainStay VP Income Builder—Service Class	2012	$53,735	3,655	$10.26 to $15.41	2.6% to 13.2%	4.2%
	2011	42,069	3,198	12.05 to 13.63	0.8% to 2.5%	3.7%
	2010	41,334	3,183	11.78 to 13.31	12.4% to 13.0%	3.0%
	2009	35,854	3,109	10.45 to 11.80	4.9% to 21.5%	3.4%
	2008	30,825	3,235	8.62 to 9.71	(28.4%) to (28.1%)	3.0%
MainStay VP International Equity—Service Class	2012	$134,786	8,845	$ 9.14 to $16.50	5.6% to 17.6%	1.5%
	2011	129,225	9,844	9.26 to 13.94	(18.0%) to (17.4%)	3.0%
	2010	159,775	9,905	11.24 to 17.00	2.7% to 3.2%	3.1%
	2009	153,961	9,689	10.92 to 16.47	9.2% to 17.4%	7.0%
	2008	136,248	10,025	10.49 to 14.03	(27.2%) to (26.9%)	1.2%
MainStay VP Janus Balanced—Service Class	2012	$160,772	15,465	$10.24 to $10.40	2.4% to 4.0%	0.0%
MainStay VP Large Cap Growth—Service Class	2012	$92,835	6,639	$ 9.90 to $14.59	1.5% to 11.3%	0.0%
	2011	81,716	6,451	11.99 to 13.13	(3.1%) to (1.8%)	0.0%
	2010	79,231	6,130	12.28 to 13.40	13.8% to 14.3%	0.0%
	2009	66,421	5,853	10.79 to 11.75	13.2% to 37.7%	0.0%
	2008	42,167	5,111	7.87 to 8.54	(40.1%) to (39.8%)	0.0%
MainStay VP MFS® Utilities—Service Class	2012	$409,415	38,131	$10.39 to $10.74	3.9% to 7.4%	0.0%

NYLIAC Variable Annuity Separate Account-III

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Mid Cap Core—Service Class	2012	$163,677	8,808	$ 9.97 to $19.39	5.5% to 15.6%	0.5%
	2011	162,258	9,996	11.92 to 16.69	(5.0%) to (4.5%)	0.6%
	2010	187,634	10,972	12.51 to 17.57	21.1% to 21.7%	0.3%
	2009	165,895	11,756	10.30 to 14.45	12.7% to 34.7%	0.2%
	2008	60,108	5,732	7.66 to 10.73	(43.4%) to (43.2%)	0.0%
MainStay VP Moderate Allocation—Service Class	2012	$333,621	26,360	$10.31 to $13.15	3.1% to 10.8%	1.5%
	2011	291,464	25,540	11.12 to 11.89	(1.2%) to (0.7%)	1.6%
	2010	309,034	26,921	11.25 to 12.01	10.7% to 11.3%	2.0%
	2009	259,923	25,207	10.16 to 10.82	7.3% to 22.3%	2.8%
	2008	177,535	21,033	8.35 to 8.53	(26.8%) to (26.4%)	0.2%
MainStay VP Moderate Growth Allocation—Service Class	2012	$301,555	24,373	$10.11 to $13.35	4.0% to 12.8%	1.0%
	2011	256,812	23,515	10.30 to 11.84	(3.3%) to (2.8%)	1.0%
	2010	253,294	22,673	10.64 to 12.21	12.0% to 12.5%	1.4%
	2009	207,085	20,989	9.51 to 10.89	6.8% to 26.3%	2.7%
	2008	159,675	20,457	7.56 to 7.88	(33.9%) to (33.6%)	0.4%
MainStay VP PIMCO Real Return—Service Class	2012	$169,561	16,217	$10.10 to $10.44	1.0% to 4.4%	0.0%
MainStay VP S&P 500 Index—Service Class	2012	$161,960	11,278	$10.16 to $14.66	1.6% to 13.8%	1.4%
	2011	155,859	12,286	10.69 to 12.86	(0.3%) to 0.2%	1.4%
	2010	171,149	13,492	10.68 to 12.87	12.3% to 12.9%	1.6%
	2009	161,484	14,354	9.48 to 11.40	8.0% to 24.2%	2.5%
	2008	134,910	14,874	7.65 to 9.18	(38.3%) to (38.0%)	2.0%
MainStay VP T. Rowe Price Equity Income—Service Class	2012	$141,752	13,354	$10.36 to $10.64	3.6% to 6.4%	0.0%
MainStay VP U.S. Small Cap—Service Class	2012	$67,965	3,788	$ 9.87 to $18.60	5.9% to 11.0%	0.2%
	2011	67,996	4,155	12.88 to 16.70	(4.8%) to (4.3%)	0.7%
	2010	81,026	4,720	13.46 to 17.53	22.4% to 23.0%	0.0%
	2009	69,955	4,990	10.94 to 14.25	9.4% to 38.7%	0.0%
	2008	19,448	1,921	8.43 to 10.27	(48.3%) to (48.1%)	0.0%
Alger Small Cap Growth Portfolio—Class S Shares	2012	$—	—	$ —	—	—
	2011	32,875	1,734	14.22 to 19.26	(5.2%) to (4.8%)	0.0%
	2010	39,768	1,994	14.96 to 20.22	22.7% to 23.2%	0.0%
	2009	36,679	2,268	12.16 to 16.42	42.4% to 43.1%	0.0%
	2008	28,811	2,544	8.51 to 11.47	(47.7%) to (47.4%)	0.0%
BlackRock® Global Allocation V.I. Fund—Class III Shares	2012	$77,641	7,982	$ 9.63 to $10.29	2.9% to 8.5%	1.9%
	2011	33,823	3,760	8.91 to 8.94	(10.9%) to (10.6%)	6.2%
Columbia Variable Portfolio—Small Cap Value Fund—Class 2 Shares	2012	$41,103	3,032	$ 9.57 to $14.25	6.7% to 9.8%	0.3%
	2011	41,653	3,358	12.04 to 12.98	(7.8%) to (7.4%)	0.9%
	2010	49,259	3,669	13.02 to 14.02	24.1% to 24.8%	1.1%
	2009	37,576	3,491	10.46 to 11.24	5.6% to 23.3%	0.9%
	2008	31,937	3,645	8.50 to 8.84	(29.5%) to (29.2%)	0.5%
Dreyfus IP Technology Growth Portfolio—Service Shares	2012	$49,800	3,183	$ 9.72 to $16.26	0.1% to 13.8%	0.0%
	2011	41,658	2,988	12.57 to 14.15	(10.3%) to (9.3%)	0.0%
	2010	48,173	3,113	13.89 to 15.76	27.3% to 27.9%	0.0%
	2009	35,400	2,916	10.89 to 12.33	8.9% to 54.9%	0.2%
	2008	17,454	2,224	7.35 to 7.96	(42.3%) to (42.1%)	0.0%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Fidelity® VIP Contrafund® Portfolio—Service Class 2	2012	$265,143	15,127	$10.08 to $18.67	2.1% to 14.6%	1.1%
	2011	255,162	16,347	12.30 to 16.31	(4.7%) to (4.1%)	0.8%
	2010	290,391	17,677	12.87 to 17.02	14.8% to 15.4%	1.0%
	2009	265,033	18,438	11.19 to 14.77	11.9% to 33.6%	1.2%
	2008	202,839	18,787	8.43 to 11.06	(43.7%) to (43.5%)	0.8%
Fidelity® VIP Equity-Income Portfolio—Service Class 2	2012	$108,264	7,608	$10.29 to $14.58	2.9% to 15.5%	2.8%
	2011	104,588	8,503	10.04 to 12.62	(1.2%) to (0.7%)	2.2%
	2010	117,472	9,433	10.13 to 12.72	12.8% to 13.4%	1.6%
	2009	113,699	10,345	8.95 to 11.23	6.1% to 28.1%	2.1%
	2008	93,294	10,851	7.00 to 8.77	(43.9%) to (43.6%)	2.3%
Fidelity® VIP Mid Cap Portfolio—Service Class 2	2012	$167,099	8,508	$ 9.31 to $21.17	4.1% to 13.0%	0.4%
	2011	164,575	9,291	12.36 to 18.75	(13.1%) to (12.0%)	0.0%
	2010	205,115	9,978	14.09 to 21.34	26.2% to 26.8%	0.1%
	2009	158,614	9,596	11.14 to 16.84	11.4% to 37.8%	0.5%
	2008	121,101	10,040	10.84 to 12.23	(40.7%) to (40.4%)	0.2%
Janus Aspen Balanced Portfolio—Service Shares	2012	$—	—	$ —	—	—
	2011	148,178	10,189	11.47 to 15.35	(0.8%) to 0.0%	2.2%
	2010	148,204	9,955	11.50 to 15.43	6.1% to 6.7%	2.6%
	2009	129,507	9,079	10.82 to 14.47	8.2% to 23.8%	2.8%
	2008	103,401	8,934	10.58 to 11.69	(17.6%) to (17.2%)	2.4%
Janus Aspen Worldwide Portfolio—Service Shares	2012	$31,664	2,503	$ 9.38 to $13.06	9.8% to 18.2%	0.8%
	2011	27,166	2,522	9.23 to 11.00	(15.6%) to (15.1%)	0.5%
	2010	34,298	2,695	10.90 to 13.03	13.4% to 14.0%	0.5%
	2009	30,346	2,709	9.59 to 11.44	6.6% to 35.5%	1.3%
	2008	21,160	2,546	7.08 to 8.44	(45.8%) to (45.6%)	1.0%
MFS® Investors Trust Series—Service Class	2012	$8,341	564	$10.36 to $15.42	3.6% to 17.2%	0.7%
	2011	6,736	520	9.93 to 13.16	(4.3%) to (0.7%)	0.7%
	2010	7,628	565	10.34 to 13.69	8.8% to 9.4%	1.0%
	2009	7,242	586	9.91 to 12.52	(0.9%) to 24.8%	1.3%
	2008	5,625	568	8.47 to 10.04	(34.5%) to (34.2%)	0.5%
MFS® Research Series—Service Class	2012	$9,074	570	$10.28 to $16.75	2.8% to 15.3%	0.6%
	2011	7,566	534	11.64 to 14.52	(2.5%) to (2.0%)	0.6%
	2010	8,317	573	11.90 to 14.84	13.5% to 14.1%	0.7%
	2009	8,037	630	10.45 to 13.01	7.5% to 28.4%	1.2%
	2008	6,567	658	8.15 to 10.14	(37.4%) to (37.1%)	0.3%
MFS® Utilities Series—Service Class	2012	$—	—	$ —	—	—
	2011	392,771	16,776	13.04 to 25.78	3.6% to 5.1%	3.0%
	2010	392,163	17,005	12.45 to 24.56	11.4% to 12.0%	3.0%
	2009	368,937	17,435	11.15 to 21.95	11.5% to 31.0%	4.6%
	2008	299,745	18,417	14.17 to 16.76	(39.0%) to (38.7%)	1.3%
Neuberger Berman AMT Mid-Cap Growth Portfolio—Class S	2012	$35,906	1,983	$ 9.95 to $19.64	2.1% to 10.6%	0.0%
	2011	30,337	1,787	13.77 to 17.77	(1.9%) to (1.1%)	0.0%
	2010	30,911	1,786	13.97 to 17.98	26.4% to 27.0%	0.0%
	2009	22,692	1,654	11.03 to 14.17	10.3% to 29.5%	0.0%
	2008	19,412	1,824	8.99 to 10.95	(44.6%) to (44.3%)	0.0%
PIMCO Real Return Portfolio—Advisor Class	2012	$—	—	$ —	—	—
	2011	108,557	9,562	11.26 to 11.34	9.6% to 10.1%	1.7%
	2010	39,454	3,831	10.27 to 10.30	2.7% to 3.0%	1.0%

NYLIAC Variable Annuity Separate Account-III

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

T. Rowe Price Equity Income Portfolio—II	2012	$—	—	$ —	—	—
	2011	140,826	10,914	10.65 to 13.17	(2.8%) to (2.3%)	1.5%
	2010	156,463	11,778	10.93 to 13.51	12.6% to 13.2%	1.7%
	2009	143,916	12,230	9.67 to 11.94	8.8% to 23.5%	1.7%
	2008	124,894	13,095	7.84 to 9.67	(37.4%) to (37.2%)	2.2%
UIF Emerging Markets Equity Portfolio—Class II	2012	$—	—	$ —	—	—
	2011	107,162	4,481	10.76 to 27.57	(21.2%) to (19.3%)	0.4%
	2010	147,783	4,782	13.34 to 34.49	16.8% to 17.4%	0.6%
	2009	125,199	4,535	11.36 to 29.40	13.6% to 67.8%	0.0%
	2008	67,103	3,998	11.18 to 17.53	(57.5%) to (57.3%)	0.0%
Victory VIF Diversified Stock Fund—Class A Shares	2012	$16,202	1,280	$ 9.97 to $13.07	3.5% to 14.7%	0.9%
	2011	17,292	1,563	10.04 to 11.40	(8.5%) to (8.1%)	0.7%
	2010	21,442	1,776	10.94 to 12.40	10.3% to 10.8%	0.7%
	2009	20,763	1,902	9.89 to 11.20	2.4% to 25.3%	0.8%
	2008	17,200	1,967	7.91 to 8.94	(39.0%) to (38.7%)	0.8%

Not all investment options are available under all policies.

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average variable accumulation value are 1.35% to 1.85%, excluding expenses of the underlying Funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

[1]

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

[2]

These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net asset value. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Annuity Separate Account - III as of December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the underlying funds’ transfer agents at December 31, 2012, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

March 8, 2013

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS

(GAAP Basis)

December 31, 2012 and 2011

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	December 31,
	2012	2011
	(in millions)
ASSETS
Fixed maturities, at fair value
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $451 in 2012 and $452 in 2011)	$72,188	$69,692
Trading securities	126	147
Equity securities, at fair value
Available-for-sale	130	177
Trading securities	79	2
Mortgage loans, net of allowances	8,488	7,152
Policy loans	872	848
Securities purchased under agreements to resell	59	90
Investments in affiliates	2,522	1,637
Other investments	1,225	1,230

Total investments	85,689	80,975
Cash and cash equivalents	633	520
Deferred policy acquisition costs	2,027	2,313
Interest in annuity contracts	5,978	5,720
Amounts recoverable from reinsurer
Affiliated	7,675	7,345
Unaffiliated	300	278
Other assets	1,317	1,233
Separate account assets	21,638	18,955

Total assets	$125,257	$117,339

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholders’ account balances	$63,733	$63,049
Future policy benefits	11,579	9,352
Policy claims	270	282
Obligations under structured settlement agreements	5,978	5,720
Amounts payable to reinsurer
Affiliated	6,626	6,389
Unaffiliated	47	41
Other liabilities	3,291	2,986
Separate account liabilities	21,638	18,955

Total liabilities	113,162	106,774

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	3,024	2,106
Retained earnings	5,118	4,506

Total stockholder’s equity	12,095	10,565

Total liabilities and stockholder’s equity	$125,257	$117,339

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31,
	2012	2011	2010
	(in millions)
Revenues
Premiums	$2,816	$2,427	$1,892
Fees-universal life and annuity policies	885	838	731
Net investment income	3,611	3,597	3,567
Net investment gains (losses)
Total other-than-temporary impairments on fixed maturities	(63)	(122)	(172)
Total other-than-temporary impairments on fixed maturities recognized in accumulated other comprehensive income	18	14	57
All other net investment gains	75	93	124

Total net investment gains (losses)	30	(15)	9
Net revenue from reinsurance	85	82	218
Other income	68	55	47

Total revenues	7,495	6,984	6,464

Expenses
Interest credited to policyholders’ account balances	2,055	2,415	2,217
Increase in liabilities for future policy benefits	2,199	1,983	1,516
Policyholder benefits	973	867	674
Operating expenses	1,416	1,307	1,269

Total expenses	6,643	6,572	5,676

Income before income taxes	852	412	788
Income tax expense	240	88	183

Net income	$612	$324	$605

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2012	2011	2010
	(in millions)
Net income	$612	$324	$605

Other comprehensive income, net of tax
Net unrealized investment gains
Net unrealized investment gains arising during the period	1,004	1,091	1,039
Less: reclassification adjustment for net unrealized investment gains included in net income	(86)	(85)	(65)

Net unrealized investment gains, net	918	1,006	974

Total other comprehensive income, net of tax	918	1,006	974

Comprehensive income	$1,530	$1,330	$1,579

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2012, 2011 and 2010

(in millions)

			Accumulated Other Comprehensive Income (Loss)
	Capital Stock	Additional Paid In Capital	Net Unrealized Investment Gains	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Retained Earnings	Total Stockholder’s Equity
Balance at December 31, 2009	$25	$3,628	$183	$(72)	$4,056	$7,820
Cumulative effect of change in accounting principle, net tax	–	–	15	–	(479)	(464)

Balance at January 1, 2010, as adjusted	$25	$3,628	$198	$(72)	$3,577	$7,356
Net income					605	605
Other comprehensive income, net of tax			960	14		974

Balance at December 31, 2010	$25	$3,628	$1,158	$(58)	$4,182	$8,935
Net income					324	324
Other comprehensive income, net of tax			1,003	3		1,006
Capital Contribution		300				300

Balance at December 31, 2011	$25	$3,928	$2,161	$(55)	$4,506	$10,565
Net income					612	612
Other comprehensive income, net of tax			872	46		918

Balance at December 31, 2012	$25	$3,928	$3,033	$(9)	$5,118	$12,095

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31,
	2012	2011	2010
	(in millions)
Cash Flows from Operating Activities:
Net income	$612	$324	$605
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	(8)	11	(8)
Net capitalization of deferred policy acquisition costs	127	10	(61)
Universal life and annuity fees	(677)	(623)	(570)
Interest credited to policyholders’ account balances	2,055	2,415	2,217
Capitalized interest and dividends reinvested	(192)	(153)	(92)
Net investment (gains) losses	(30)	15	(9)
Equity in earnings of limited partnerships	23	6	(22)
Deferred income taxes	61	(160)	47
Net revenue from intercompany reinsurance	(1)	(1)	(1)
Net change in unearned revenue liability	32	25	36
Changes in:
Other assets and other liabilities	25	200	(225)
Reinsurance payables	(10)	(1)	(52)
Policy claims	(12)	51	(6)
Future policy benefits	2,265	1,985	1,525

Net cash provided by operating activities	4,270	4,104	3,384

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	3,752	5,233	9,135
Maturity and repayment of available-for-sale fixed maturities	8,683	8,256	7,103
Sale of equity securities	128	120	40
Repayment of mortgage loans	816	657	996
Sale of other investments	1,969	3,083	3,615
Sale of trading securities	39	1	12
Maturity and repayment of trading securities	31	34	10
Cost of:
Available-for-sale fixed maturities acquired	(13,407)	(16,062)	(21,387)
Equity securities acquired	(58)	(282)	(11)
Mortgage loans acquired	(2,149)	(2,010)	(1,055)
Acquisition of other investments	(3,005)	(3,873)	(3,854)
Acquisition of trading securities	(112)	(86)	(73)
Securities purchased under agreements to resell	31	56	26
Cash collateral (paid) received on derivatives	–	(10)	–
Policy loans (net)	(32)	(27)	(18)

Net cash used in investing activities	(3,314)	(4,910)	(5,461)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	4,763	6,187	7,756
Withdrawals	(4,370)	(4,817)	(4,467)
Net transfers to the separate accounts	(1,145)	(806)	(567)
Securities sold under agreements to repurchase (net)	(38)	(68)	(353)
Net paydowns from debt	(2)	(11)	(52)
Change in book and bank overdrafts	33	(12)	17
Cash collateral (paid) received on derivatives	(82)	(30)	14
Capital contribution from parent	–	123	–

Net cash provided by financing activities	(841)	566	2,348

Effect of exchange rate changes on cash and cash equivalents	(2)	(1)	3

Net increase (decrease) in cash and cash equivalents	113	(241)	274
Cash and cash equivalents, beginning of year	520	761	487

Cash and cash equivalents, end of year	$633	$520	$761

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(GAAP BASIS)

DECEMBER 31, 2012, 2011 AND 2010

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s agency force with certain products also marketed through independent brokers and brokerage general agents.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been eliminated in consolidation.

Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or equity as previously reported. Refer to Note 16 — Supplemental Cash Flow Information for further discussion.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note 17 — Statutory Financial Information) for further discussion.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 15 — Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Operations. Unrealized gains and

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

losses on available-for-sale securities are reported in net unrealized investment gains in accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition) the adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities are adjusted for impairments in value deemed to be other-than-temporary, and a realized loss is recognized in net investment gains (losses) in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in value is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration of time that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity security’s cost and its fair value is recognized in earnings only when either the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI is recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in other comprehensive income (loss) (“OCI”). The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

For the non-agency residential mortgage-backed security (“RMBS”) portfolio, the Company updates cash flow projections quarterly. The projections are determined for each security based upon the evaluation of prepayment, delinquency and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults and losses in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used in the previous forecasts. Both qualitative and quantitative factors are used in creating the Company’s non-agency RMBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company’s ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimate and the Company may recognize additional OTTI.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other than temporary include: i) whether the decline is substantial; ii) the duration that the fair value has been less than cost; and iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in net investment gains (losses) in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on geographic locations and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy’s cash surrender value.

Investment in Affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). For further discussion refer to Note 4 — Investments.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs and are not further depreciated once classified as such.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method, which for limited partnerships results in unrealized gains and losses from underlying investments being recorded in net investment income in the accompanying Consolidated Statement of Operations. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Statement of Financial Position.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans.

Net investment gains or losses on sales are generally computed using the specific identification method.

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Derivative Financial Instruments

Derivatives are recorded at fair value either as assets, within “Other investments” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) it is probable that the forecasted transaction will not occur, or (iv) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting.

The Company receives collateral on derivatives with positive fair values, which is included in other liabilities in the accompanying Consolidated Statement of Financial Position, to mitigate its risk of loss from counterparty default. The Company also posts collateral for derivatives that are in a net liability position, which is included in other assets in the accompanying Consolidated Statement of Financial Position (refer to Note 14 — Derivative Financial Instruments and Risk Management).

Cash Flow Hedges

The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

To the extent the derivative is highly effective in offsetting the variability of hedged cash flows; changes in fair value are recorded in OCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

portion of deferred gains or losses on the derivative instrument are reclassified and reported in the Consolidated Statement of Operations line item associated with the hedged item’s cash flows, either net investment gains (losses) or net investment income. Any amount of ineffectiveness of the derivative is immediately included in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the Statement of Financial Position at fair value and changes in their fair value are recorded currently in earnings. In certain instances, the Company may elect to carry the entire contract on the Statement of Financial Position at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows refer to Note 12 — Derivative Financial Instruments and Risk Management.

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s primary beneficiary, it is required to consolidate the VIE.

The Company is the primary beneficiary of a VIE if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance is deferred indefinitely for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain securities are loaned to third parties for the purpose of enhancing income on certain securities held. Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

securities loaned. If foreign securities are loaned and the denomination of the collateral is other than the denomination of the currency of the loaned securities, then the initial required collateral is 105% of the face value. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Cash collateral received is invested in short-term investments with an offsetting collateral liability included in “other liabilities” in the accompanying Consolidated Statement of Financial Position. The Company receives initial collateral equal to at least 95% of the fair value of the securities to be repurchased. The fair value of the securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

The Company enters into agreements to purchase and resell securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company’s policy to generally take possession or control of the securities purchased under these agreements. However, for tri-party repurchase agreements, the Company’s designated custodian takes possession of the underlying collateral securities. Securities purchased under agreements to resell are reflected separately in the accompanying Consolidated Statement of Financial Position. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Deferred Policy Acquisition Costs

The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that are directly related to successful contract acquisition have been deferred and recorded as an asset in the accompanying Consolidated Statement of Financial Position. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses associated with successfully negotiated contracts. Refer to Note 3 Adoption of New Accounting Pronouncements for discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which acquisition costs qualify for deferral.

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year’s amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Statement of Financial Position.

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in other assets in the accompanying Consolidated Statement of Financial Position.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (refer to Note 6 —  Policyholders’ Liabilities).

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts, which are discussed in Note 6 — Policyholders’ Liabilities.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment liability include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in other liabilities in the accompanying Consolidated Statement of Financial Position. Refer to Note 15 – Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (“SEC”) and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities consist primarily of net deferred tax liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note 6 — Policyholders’ Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 6 — Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

surrender charges, and are included as fee income in the accompanying Consolidated Statement of Operations. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 10 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Operations.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within thirty days of the filing of the consolidated return.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than fifty percent likely of being realized upon settlement. Unrecognized tax benefits are included within other liabilities in the accompanying Consolidated Statement of Financial Position and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense in the accompanying Consolidated Statement of Operations.

Fair Value Measurements

For fair values of various assets and liabilities refer to Note 15 — Fair Value Measurements.

Business Risks and Uncertainties

In periods of extreme volatility and disruptions in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, limited liability companies, preferred and common stocks and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of its life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the relative incidence of death in a given time or place), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s results of operations or financial condition.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant increases in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. As a result, its results of operations and financial condition could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

The Risk-Based Capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

NOTE 3 — RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of OCI as part of the consolidated statement of equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in OCI or when an item of OCI must be reclassified to net income. The Company opted to present net income and other comprehensive income in two separate consecutive statements. The Company adopted this guidance effective January 1, 2012. This guidance impacted the financial statement presentation but did not have an impact on the Company’s consolidated financial position or results of operations.

In December 2011, the FASB deferred the effective date for amendments to the presentation of reclassifications of items out of AOCI. The deferral is effective January 1, 2012 and as a result the Company will not be required to comply with the new reclassification presentation requirements.

In May 2011, the FASB issued updated guidance on the fair value measurements and related disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 15 — Fair Value Measurements. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute TDRs. This guidance is intended to assist creditors in their evaluation of whether conditions exist that constitute a TDR. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s retroactive adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third-parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a DAC asset only those advertising costs meeting the capitalization criteria for direct-response advertising. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows. Effective January 1, 2012, the Company adopted this guidance retrospectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present amounts as previously reported in 2011, the effect on those amounts of the change due to the retrospective adoption of the amended DAC guidance as described above. The adjusted amounts that are reflected in the accompanying Consolidated Financial Statements, are included herein.

Consolidated Statement of Financial Position:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Deferred policy acquisition costs	$2,873	$(560)	$2,313
Total Assets	117,899	(560)	117,339
Other liabilities	3,182	(196)	2,986
Total liabilities	106,970	(196)	106,774

Accumulated other comprehensive income	1,904	202	2,106
Retained earnings	5,072	(566)	4,506
Total equity	10,929	(364)	10,565
Total Liabilities and Equity	$117,899	$(560)	$117,339

Consolidated Statement of Comprehensive income:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Total Revenues	$6,984	$–	$6,984
Increase in liabilities for future policy benefits	1,953	30	1,983
Operating expenses	1,274	33	1,307
Total Expenses	6,509	63	6,572

Income before income taxes	475	(63)	412
Income tax expense	110	(22)	88
Net income	$365	$(41)	$324

	2010
	As Previously Reported	Effect of Change	As Currently Reported
Total Revenues	$6,464	$–	$6,464
Increase in liabilities for future policy benefits	1,467	49	1,516
Operating expenses	1,247	22	1,269
Total Expenses	5,605	71	5,676

Income before income taxes	859	(71)	788
Income tax expense	208	(25)	183
Net income	$651	$(46)	$605

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Consolidated Statement of Cash Flows:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Cash Flows from Operating Activities:
Net income	$365	$(41)	$324
Changes in:
Deferred policy acquisition costs	(23)	33	10
Deferred income taxes	(138)	(22)	(160)
Future policy benefits	1,955	30	1,985
Net cash provided by operating activities*	$4,104	$–	$4,104

	2010
	As Previously Reported	Effect of Change	As Currently Reported
Cash Flows from Operating Activities:
Net income	$651	$(46)	$605
Changes in:
Deferred policy acquisition costs	(83)	22	(61)
Deferred income taxes	72	(25)	47
Future policy benefits	1,476	49	1,525
Net cash provided by operating activities*	$3,384	$–	$3,384

*	Restated for prior year reclassifications.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures were effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company elected to early adopt this guidance and provided the disclosures required by this guidance in Note 4 — Investments. The disclosures regarding activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to TDRs. The deferred disclosures, which were retrospectively adopted effective January 1, 2011, did not have a material effect on the Company’s financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance, effective January 1, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are provided in Note 15 — Fair Value Measurements.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the power to direct the activities that significantly impact the entities economic performance and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance was effective for interim and annual reporting periods beginning after November 15, 2009.

In February 2010, the FASB issued updated guidance relative to VIEs which defers, except for disclosure requirements, the impact of this guidance for entities that (i) possess the attributes of an investment company, (ii) do not require the reporting entity to fund losses, and (iii) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE”). The Company’s adoption of this guidance effective January 1, 2010 did not result in any transition adjustment.

Future Adoption of New Accounting Pronouncements

In February 2013, the FASB issued updated guidance to improve the reporting of reclassifications out of accumulated other comprehensive income. The amendments require an entity to present either on the face of the financial statements or as a separate disclosure in the notes, the effect of significant reclassifications out of accumulated other comprehensive income if the amount being reclassified is required under U.S. GAAP to be reclassified in its entirety to net income. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income in the same reporting period, an entity is required to cross-reference other disclosures required under U.S. GAAP that provide additional detail about those amounts. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Company’s adoption of this guidance is expected to have an impact on the financial statement presentation but not on the Company’s consolidated financial position or results of operations.

In January 2013, the FASB issued amendments to clarify that the scope of Disclosures about Offsetting Assets and Liabilities applies to derivatives accounted for in accordance with guidance on Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Company’s adoption of this guidance is expected to have an impact on the financial statement disclosures but not on the Company’s consolidated financial position or results of operations.

In December 2011, the FASB enhanced the disclosure requirements about financial instruments and derivative instruments that are either offset in accordance with existing guidance for right of setoff or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the financial statements. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company’s adoption of this guidance is expected to have an impact on the Company’s

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

financial statement disclosures, but no impact on the Company’s consolidated financial position or results of operations.

NOTE 4 — INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities as of December 31, 2012 and 2011, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

	2012		2011
Available-for-sale	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$3,086	$3,142	$2,524	$2,564
Due after one year through five years	14,159	15,273	15,009	15,880
Due after five years through ten years	14,916	16,550	14,019	15,218
Due after ten years	7,462	8,711	6,032	7,057
Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	15,373	16,933	15,625	17,173
Non-agency mortgage-backed securities	7,130	7,521	7,647	7,630
Non-agency asset-backed securities	3,970	4,058	4,136	4,167
Redeemable preferred securities	–	–	3	3

Total available-for-sale	$66,096	$72,188	$64,995	$69,692

At December 31, 2012 and 2011, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2012
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI[1]
U.S. Treasury	$857	$89	$1	$945	$ –
U.S. government corporations and agencies	1,558	221	1	1,778	–
U.S. agency mortgage-backed and asset-backed securities	15,373	1,577	17	16,933	–
Foreign governments	737	89	1	825	–
U.S. corporate	26,865	2,859	40	29,684	*
Foreign corporate	9,606	846	8	10,444	–
Non-agency residential mortgage-backed securities	2,580	82	91	2,571	(47)
Non-agency commercial mortgage-backed securities	4,550	407	7	4,950	–
Non-agency asset-backed securities[2]	3,970	113	25	4,058	(6)

Total available-for-sale	$66,096	$6,283	$191	$72,188	$(53)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses		Fair Value	OTTI in AOCI[1]
U.S. Treasury	$1,715	$120	$	*	$1,835	$–
U.S. government corporations and agencies	1,212	160		*	1,372	–
U.S. agency mortgage-backed and asset-backed securities	15,625	1,549		1	17,173	–
Foreign governments	818	92		3	907	–
U.S. corporate	25,547	2,338		76	27,809	–
Foreign corporate	8,292	559		55	8,796	–
Non-agency residential mortgage-backed securities	2,963	31		330	2,664	(140)
Non-agency commercial mortgage-backed securities	4,684	309		27	4,966	–
Non-agency asset-backed securities[2]	4,136	73		42	4,167	(8)
Redeemable preferred securities	3	–		–	3	–

Total available-for-sale	$64,995	$5,231		$534	$69,692	$(148)

*	Amounts less than $1 million

[1]

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $22 million and $9 million for the years ended December 31, 2012 and 2011, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

[2]	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2012 and 2011, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $372 million and $209 million, respectively.

The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Investments in fixed maturities that have been non-income producing for the last twelve months totaled less than $1 million at December 31, 2012 and 2011. These investments have been deemed other-than-temporarily impaired.

Equity Securities

At December 31, 2012 and 2011, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2012	$111	$21	$2	$130
2011	$171	$16	$10	$177

There were no investments in non-redeemable preferred stock that have been non-income producing for the last twelve months at December 31, 2012 and 2011, respectively.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2012 and 2011, contractual commitments to extend credit under mortgage loan agreements amounted to $292 million and $164 million, respectively, at fixed and floating interest rates ranging from 2.74% to 6.11% in 2012, and from 3.75% to 6.14% in 2011. These commitments are diversified by property type and geographic region.

At December 31, 2012 and 2011, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Office buildings	$2,810	33.1%	$2,398	33.5%
Retail facilities	2,278	26.8	1,509	21.1
Apartment buildings	1,808	21.3	1,687	23.6
Industrial	1,310	15.5	1,144	16.0
Residential	241	2.8	372	5.3
Other	41	0.5	42	0.6

Total	$8,488	100.0%	$7,152	100.0%

Geographic Region:
South Atlantic	$2,552	30.1%	$2,022	28.3%
Central	1,926	22.7	1,662	23.2
Pacific	1,905	22.4	1,567	21.9
Middle Atlantic	1,745	20.6	1,570	22.0
New England	292	3.4	331	4.6
Other	68	0.8	–	–

Total	$8,488	100.0%	$7,152	100.0%

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. An analysis of the aging of the principal balances, excluding the allowance for credit losses that are past due is presented below. The table includes a breakdown of the mortgage loans that are ninety days past due and either are (1) still accruing interest or (2) on non-accrual status (in millions):

	2012
	30-59 Days	60-89 Days	90 Days and Over	Total Past Due	Current	Total Mortgage Loans	Recorded Mortgage Loans > 90 Days Accruing	Non-accrual Mortgage Loans > 90 Days
Property Type:
Office buildings	$–	$–	$–	$–	$2,820	$2,820	$–	$–
Retail facilities	–	–	–	–	2,286	2,286	–	–
Apartment buildings	–	–	–	–	1,814	1,814	–	–
Industrial	–	–	–	–	1,315	1,315	–	–
Residential	–	–	7	7	240	247	–	7
Other	–	–	–	–	41	41	–	–

Total	$–	$–	$7	$7	$8,516	$8,523	$–	$7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	30-59 Days	60-89 Days	90 Days and Over	Total Past Due	Current	Total Mortgage Loans	Recorded Mortgage Loans > 90 Days Accruing	Non-accrual Mortgage Loans > 90 Days
Property Type:
Office buildings	$–	$–	$–	$–	$2,410	$2,410	$–	$–
Retail facilities	–	–	–	–	1,516	1,516	–	–
Apartment buildings	–	–	–	–	1,696	1,696	–	–
Industrial	–	–	–	–	1,152	1,152	–	–
Residential	–	–	9	9	370	379	–	9
Other	–	–	–	–	43	43	–	–

Total	$–	$–	$9	$9	$7,187	$7,196	$–	$9

As discussed in Note 2 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the years ended December 31, 2012 and 2011 are summarized below (in millions):

	2012
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$7	$37	$44
Provision for credit losses	–	–	–
Direct write-downs	–	(6)	(6)
Recoveries	(1)	(2)	(3)

Ending balance	$6	$29	$35

Ending balance:
Individually evaluated for impairment (specific)	$3	$–	$3
Collectively evaluated for impairment (general)	$3	$29	$32
Mortgage Loans:
Ending balance (recorded investment, net of allowance for credit losses):
Individually evaluated for impairment (specific)	$5	$3	$8
Collectively evaluated for impairment (general)	$236	$8,244	$8,480

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$8	$38	$46
Provision for credit losses	–	1	1
Direct write-downs	(1)	(1)	(2)
Recoveries	–	(1)	(1)

Ending balance	$7	$37	$44

Ending Balance:
Individually evaluated for impairment (specific)	$3	$6	$9
Collectively evaluated for impairment (general)	$4	$31	$35
Mortgage Loans:
Ending balance (recorded investment, net of allowance for credit losses):
Individually evaluated for impairment (specific)	$6	$27	$33
Collectively evaluated for impairment (general)	$366	$6,753	$7,119

For the year ended December 31, 2010, the provision for credit losses was $7 million and direct write-downs were $15 million.

The Company closely monitors mortgage loans with the potential for impairment by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. For residential mortgage loans, loans that are sixty or more days delinquent are monitored for potential impairment.

As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2012 and 2011, LTVs on the Company’s mortgage loans, net of allowance for credit losses, are as follows (in millions):

	2012
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Other	Total
above 95%	$–	$–	$11	$3	$1	$–	$15
91% to 95%	–	–	12	32	1	–	45
81% to 90%	101	67	47	239	6	–	460
71% to 80%	279	234	375	205	24	19	1,136
below 70%	2,430	1,977	1,363	831	209	22	6,832

Total	$2,810	$2,278	$1,808	$1,310	$241	$41	$8,488

	2011
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Other	Total
above 95%	$4	$–	$18	$12	$2	$–	$36
91% to 95%	–	–	24	49	2	–	75
81% to 90%	198	71	61	239	7	21	597
71% to 80%	314	262	415	201	30	–	1,222
below 70%	1,882	1,176	1,169	643	331	21	5,222

Total	$2,398	$1,509	$1,687	$1,144	$372	$42	$7,152

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Additional information on impaired mortgage loans is provided below (in millions):

	2012
	Recorded Investment	Unpaid Principal Balance	Related Allowance		Average Recorded Investment	Interest Income Recognized
With related allowance:
Office buildings	$–	$–		$–	$–		$–
Apartment buildings	–	–		–	–		–
Residential	5	8		3	5		*
Industrial	3	3		–	7		*

Total	$8	$11		$3	$12	$	*

Commercial	$3	$3	$	*	$7	$	*

Residential	$5	$8		$3	$5	$	*

	2011
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Office buildings	$4	$5	$1	$5	$	*
Apartment buildings	11	12	1	13		1
Residential	6	9	3	6		*
Industrial	12	16	4	13		1

Total	$33	$42	$9	$37		$2

Commercial	$27	$33	$6	$31		$2

Residential	$6	$9	$3	$6	$	*

*	Amounts less than $1 million

At December 31, 2012 and 2011, the Company did not have any impaired loans without a related allowance.

The Company did not have any loan modifications in 2012 and 2011.

Investments in mortgage loans that have been non-income producing for the last twelve months totaled $4 million at December 31, 2012 and 2011.

Investments in Affiliates

	2012	2011
STIF	$938	$712
MCF Revolving Loan Agreement	1,584	925

Total investments in affiliates	$2,522	$1,637

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYL Investments”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The MCF Revolving Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 14 — Related Party Transactions for further discussion.

Other Investments

The components of other investments as of December 31, 2012 and 2011 were as follows (in millions):

	2012	2011
Limited partnerships/Limited liability companies	$648	$563
Senior secured commercial loans	215	318
Derivatives	153	182
Real Estate	56	15
Short-term investments	30	91
Other invested assets	123	61

Total other investments	$1,225	$1,230

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $219 million and $331 million at December 31, 2012 and 2011, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve. The loss reserve was $4 million and $13 million for the years ended December 31, 2012 and 2011, respectively. Refer to Note 2 — Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $170 million and $185 million at December 31, 2012 and 2011, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2012 or 2011. There was no depreciation expense for the year ended December 31, 2012 or 2011. Depreciation expense was less than $1 million for the year ended December 31, 2010, and was recorded as a component of net investment income in the accompanying Consolidated Statement of Operations.

Investments in Real Estate that have been non-income producing for the last twelve months totaled $5 million and $4 million at December 31, 2012 and 2011, respectively.

VIEs

Consolidated VIE

At December 31, 2012 and 2011, the Company included assets of $44 million and $45 million, respectively, in the accompanying Consolidated Statement of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The following table reflects the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE as of December 31, 2012 and 2011 (in millions).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

	2012	2011
Cash	$4	$4
Other investments*	40	41

Total assets	$44	$45

Other liabilities	5	5

Total liabilities	$5	$5

*	Included in Limited partnerships/Limited liability companies

Unconsolidated VIEs

In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as fixed maturities — available-for-sale and fixed maturities — trading. The maximum exposure to loss associated with these investments was $28,638 million and $29,117 million as of December 31, 2012 and 2011, respectively.

In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as “other investments” and its maximum exposure to loss associated with these entities was $648 million and $563 million as of December 31, 2012 and 2011, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 4 — Investments.

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2012 and 2011 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Statement of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Refer to Note 13 — Commitments and Contingencies for additional discussions on assets pledged as collateral.

NOTE 5 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of net investment income for the years ended December 31, 2012, 2011 and 2010 were as follows (in millions):

	2012	2011	2010
Fixed maturities	$3,141	$3,184	$3,171
Equity securities	8	8	1
Mortgage loans	422	368	352
Policy loans	59	59	56
Other investments	75	65	65

Gross investment income	3,705	3,684	3,645
Investment expenses	(94)	(87)	(78)

Net investment income	$3,611	$3,597	$3,567

For the years ended December 31, 2012, 2011 and 2010, net investment gains (losses) were as follows (in millions):

	2012	2011	2010
Fixed maturities
Total OTTI losses	$(63)	$(122)	$(172)
Portion of OTTI losses recognized in OCI	18	14	57

Net OTTI losses on fixed maturities recognized in earnings	(45)	(108)	(115)
All other gains	181	249	221

Fixed maturities, net	136	141	106
Equity securities	10	(6)	5
Mortgage loans	1	(2)	(13)
Derivative instruments	(110)	(143)	(109)
Other	(7)	(5)	20

Net investment gains/(losses)	$30	$(15)	$9

The net gains or (losses) on trading securities (both fixed maturities and equity securities) amounted to $12 million, $(2) million and $5 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Realized gains on sales of available-for-sale fixed maturities were $192 million for the year ended December 31, 2012 and $270 million for each of the years ended December 31, 2011 and 2010. Realized losses for the years ended December 31, 2012, 2011, and 2010 were $16 million, $19 million and $53 million, respectively. Realized gains on sales of available-for-sale equity securities were $19 million, $7 million and $5 million for the years ended December 31, 2012, 2011 and 2010, respectively, and realized losses were $12 million, $11 million and less than $1 million, respectively.

Losses from OTTI on equity securities (included in net investment gains (losses) on equity securities above) were $3 million, $2 million and less than $1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present the Company’s gross unrealized losses and fair values for available-for-sale fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2012 and 2011 (in millions):

	2012
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$105	$1	$–	$–	$105	$1
U.S. government corporations and agencies	146	1	–	–	146	1
U.S. agency mortgage-backed and asset-backed securities	879	17	14	*	893	17
Foreign governments	15	*	5	1	20	1
U.S. corporate	930	21	191	19	1,121	40
Foreign corporate	46	5	157	3	203	8
Non-agency residential mortgage-backed securities	64	2	941	89	1,005	91
Non-agency commercial mortgage-backed securities	97	1	72	6	169	7
Non-agency asset-backed securities	404	3	213	22	617	25

Total available-for-sale fixed maturities	2,686	51	1,593	140	4,279	191

Available-for-sale equity securities
Common stock	30	2	1	*	31	2
Preferred stock	*	*	–	–	*	*

Total available-for-sale equity securities	30	2	1	–	31	2

Total	$2,716	$53	$1,594	$140	$4,310	$193

*	Unrealized losses are less than $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Less than 12 Months			Greater than 12 Months		Total
	Fair Value	Unrealized Losses		Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$1	$	*	$–	$–	$1	$	*
U.S. government corporations and agencies	23		*	5	*	28		*
U.S. agency mortgage-backed and asset-backed securities	111		–	1	1	112		1
Foreign governments	19		2	3	1	22		3
U.S. corporate	1,824		51	236	25	2,060		76
Foreign corporate	816		39	145	16	961		55
Non-agency residential mortgage-backed securities	534		17	1,434	313	1,968		330
Non-agency commercial mortgage-backed securities	217		11	85	16	302		27
Non-agency asset-backed securities	1,333		11	200	31	1,533		42

Total available-for-sale fixed maturities	4,878		131	2,109	403	6,987		534

Available-for-sale equity securities
Common stock	86		10	–	–	86		10

Total available-for-sale equity securities	86		10	–	–	86		10

Total	$4,964		$141	$2,109	$403	$7,073		$544

*	Unrealized losses are less than $1 million.

At December 31, 2012, the unrealized loss amount consisted of approximately 881 different fixed maturities and 24 equity securities.

At December 31, 2012, unrealized losses on investment grade fixed maturities were $68 million or 36% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $123 million or 64% of the Company’s total fixed maturities’ unrealized losses at December 31, 2012.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $62 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $7 million for 6 months or less, less than $1 million for greater than 6 months through 12 months and $55 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Corporate Bonds.    U.S. corporate securities with a fair value below 80% of the security’s amortized cost totaled $12 million or 30% of the total unrealized losses on U.S. corporate securities. Foreign corporate securities with a fair value below 80% of the security’s amortized cost totaled $5 million or 66% of the total unrealized loss on foreign corporate securities. While the losses were spread across all industry sectors, the largest sectors with

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

unrealized losses on securities with a fair value below 80% of the security’s amortized cost include Banks ($7 million) and Finance ($6 million). These securities are evaluated in accordance with the Company’s impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

Non-Agency Mortgage-Backed Securities.    Residential mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $27 million or 30% of total unrealized losses on residential mortgage-backed securities. Commercial mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $4 million or 51% of total unrealized losses on commercial mortgage-backed securities. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. The Company also evaluates mortgage-backed securities for other-than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

Non-Agency Asset-Backed Securities.    Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with the Company’s impairment policy. Asset-backed securities that were priced below 80% of the securities amortized cost represented $14 million or 56% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Statement of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

The components of net unrealized investment gains (losses) reported in AOCI at December 31, 2012, 2011 and 2010 are as follows (in millions):

	2012	2011	2010
Fixed maturites, available-for-sale-all other	$6,123	$4,836	$2,525
Fixed maturities on which an OTTI loss has been recognized	(31)	(139)	(151)

Total fixed maturities	6,092	4,697	2,374
Equity securities, available-for-sale	19	6	10
Derivatives designated as cash flow hedges	(7)	(3)	(12)
Other investments	3	3	1

Subtotal	6,107	4,703	2,373
Amounts recognized for:
Deferred policy acquisition costs	(1,383)	(1,224)	(723)
Other assets (sales inducements)	(32)	(28)	(17)
Policyholders’ account balances and future policy benefits	(41)	(212)	59
Deferred taxes	(1,627)	(1,133)	(592)

Net unrealized gains on investments	$3,024	$2,106	$1,100

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains (losses) for the years ended December 31, 2012, 2011 and 2010, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2009	$(179)	$67	$2	$(2)	$40	$(72)
Net investment gains (losses) on investments arising during the period	86	–	–	–	(30)	56
Reclassification adjustment for (gains) losses included in net income	18	–	–	–	(6)	12
Reclassification adjustment for OTTI losses excluded from net income[1]	(76)	–	–	–	27	(49)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(4)	(1)	–	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	(1)	*	(1)

Balance, December 31, 2010	$(151)	$63	$1	$(3)	$32	$(58)

Net investment gains (losses) on investments arising during the period	(3)	–	–	–	1	(2)
Reclassification adjustment for (gains) losses included in net income	47	–	–	–	(16)	31
Reclassification adjustment for OTTI losses excluded from net income[1]	(32)	–	–	–	11	(21)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(7)	*	–	2	(5)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2011	$(139)	$56	$1	$(3)	$30	$(55)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Net investment gains (losses) on investments arising during the period	113	–	–	–	(39)	74
Reclassification adjustment for (gains) losses included in net income	4	–	–	–	(1)	3
Reclassification adjustment for OTTI losses excluded from net income[1]	(9)	–	–	–	3	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(38)	(1)	–	12	(27)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	2	*	2

Balance, December 31, 2012	$(31)	$18	$–	$(1)	$5	$(9)

*	Amounts less than $1 million

[1]	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All other net unrealized investment gains and losses in AOCI

	Net Unrealized Gains (Losses) on Investments[1]	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2009	$487	$ (184)	$(7)	$9	$ (107)	$198
Net investment gains (losses) on investments arising during the period	2,080	–	–	–	(728)	1,352
Reclassification adjustment for (gains) losses included in net income	(119)	–	–	–	42	(77)
Reclassification adjustment for OTTI losses excluded from net income[2]	76	–	–	–	(27)	49
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(602)	(11)	–	215	(398)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	53	(19)	34

Balance, December 31, 2010	$2,524	$(786)	$(18)	$62	$(624)	$1,158

Net investment gains (losses) on investments arising during the period	2,465	–	–	–	(863)	1,602
Reclassification adjustment for (gains) losses included in net income	(179)	–	–	–	63	(116)
Reclassification adjustment for OTTI losses excluded from net income[2]	32	–	–	–	(11)	21
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(494)	(11)	–	177	(328)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	(271)	95	(176)

Balance, December 31, 2011	$4,842	$(1,280)	$(29)	$(209)	$(1,163)	$2,161

Net investment gains (losses) on investments arising during the period	1,425	–	–	–	(499)	926
Reclassification adjustment for (gains) losses included in net income	(138)	–	–	–	49	(89)
Reclassification adjustment for OTTI losses excluded from net income[2]	9	–	–	–	(3)	6
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(121)	(3)	–	43	(81)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	169	(59)	110

Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033

[1]	Includes cash flow hedges. Refer to Note 12 – Derivative Financial Instruments and Risk Management for information on cash flow hedges.

[2]	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2012	2011
Balance at beginning of year	$208	$201
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	6	26
Additional credit loss impairments recognized in the current period on securities previously impaired	20	51
Reductions
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(50)	(70)

Balance at end of year	$184	$208

NOTE 6 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2012 and 2011 were as follows (in millions):

	2012	2011
Deferred annuities	$38,213	$38,473
Universal life contracts	23,997	22,937
Annuities certain	511	513
Supplementary contracts without life contingencies	335	379
Unearned revenue liability	272	277
Guaranteed minimum accumulation benefit	405	470

Total policyholders’ account balances	$63,733	$63,049

Policyholders’ account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

The Guaranteed Minimum Accumulation Benefit (“GMAB”) is the fair value of embedded derivatives on deferred annuity contracts.

At December 31, 2012 and 2011, of the total policyholders’ account balances of $63,733 million and $63,049 million, respectively, the total amounts that have surrender privileges were $62,834 million and $62,159 million, respectively. The amounts that can be surrendered for cash by policyholders at December 31, 2012 and 2011 were $60,399 million and $59,636 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table highlights the interest rate assumptions generally utilized in calculating policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2012:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.5% to 10%	Surrender charges 0% to 10% for up to 10 years.
Annuities certain	0.05% to 5%	No surrender or withdrawal charges.
Universal life contracts	2.50% to 8.00%	Various up to 19 years.
Supplementary contracts without life contingencies	1.0% to 3.5%	No surrender or withdrawal charges.

Less than 1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2012 and 2011 were as follows (in millions):

	2012	2011
Life insurance:
Taiwan business — 100% coinsured	$1,028	$929
Other life	192	165

Total life insurance	1,220	1,094
Individual and group payout annuities	10,316	8,203
Other contract liabilities	43	55

Total future policy benefits	$11,579	$9,352

Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2012:

Product	Mortality	Interest Rate	Estimation Method
Life insurance: Taiwan business — 100% coinsured	Based upon best estimates at time of policy issuance with provision for adverse deviations (“PAD”).	3.80% to 7.50%	Net level premium reserve taking into account death benefits, lapses and maintenance expenses with PAD.
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD.	3.08% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD.

Less than 1% of future policy benefits are based on an interest rate of 6% and greater.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Guaranteed Minimum Benefits

At December 31, 2012 and 2011, the Company had variable contracts with guarantees. (Note that the Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the Guaranteed Future Income Benefit (“GFIB”).

Variable Annuity Contracts — GMDB, GMAB and GFIB

The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

a) Return of deposits:    the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:    the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

Starting in the third quarter of 2012, the Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2012 and 2011 for GMDB’s, and GMAB’s ($ in millions):

	2012
	Return of Net Deposits		Ratchet
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	In the Event of Death (GMDB)
Account value	$9,456	$4,526	$10,985
Net amount at risk	$47	$51	$286
Average attained age of contract holders	58	57	62

	2011
	Return of Net Deposits		Ratchet
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	In the Event of Death (GMDB)
Account value	$7,195	$3,559	$10,920
Net amount at risk	$117	$147	$736
Average attained age of contract holders	58	57	62

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits for GMDB and GFIB, and policyholders’ account balances for GMAB in the accompanying Consolidated Statement of Financial Position (in millions):

	GMDB	GMAB	GFIB		Totals
Balance at January 1, 2010	$44	$235		$–	$279
Incurred guarantee benefits	5	(12)		–	(7)
Paid guarantee benefits	(11)	(1)		–	(12)

Balance at December 31, 2010	38	222		–	260
Incurred guarantee benefits	17	248		–	265
Paid guarantee benefits	(7)	–		–	(7)

Balance at December 31, 2011	48	470		–	518
Incurred guarantee benefits	(10)	(65)		*	(75)
Paid guarantee benefits	(6)	–		–	(6)

Balance at December 31, 2012	$32	$405	$	*	$437

*	Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through interest credited to policyholders’ account balances in the accompanying Consolidated Statement of Operations (refer to Note 15 — Fair Value Measurements).

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2012 and 2011, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 5.21% to 6.75% for 2012 and 5.12% to 7.08% for 2011.

•	Volatility assumption ranged from 12.94% to 14.53% for 2012 and was 13.14% to 14.67% for 2011.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for 2012 and 91% of the A2000 table for 2011.

•	Lapse rates vary by contract type and duration and range from 0.5% to 31.73%, with an average of 5.47% for 2012, and 0.5% to 30.0%, with an average of 6.04% for 2011.

•	Discount rates ranged from 6.64% to 7.22% for 2012 and 6.53% to 7.31% for 2011.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The GFIB liability is determined each period end by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used to calculate the GFIB liability and adjusts the liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2012:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from -0.04% to 10.01% for 2012.

•	Volatility assumption ranged from 0.03% to 30.87% for 2012.

•	Mortality was assumed to be 60% of the 94 MGDB table for 2012.

•	Lapse rates vary by contract type and duration and range from 1.00% to 20.00%, with an average of 1.00% for 2012.

•	Discount rates ranged from 6.64% to 7.22% for 2012.

The following table presents the aggregate fair value of assets at December 31, 2012 and 2011, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB and GFIB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB and GFIB guarantees in each contract, the GMDB, GMAB and GFIB amounts listed are not mutually exclusive (in millions):

	2012			2011
	GMDB	GMAB	GFIB	GMDB	GMAB
Separate account:
Equity	$8,822	$2,212	$16	$7,935	$1,832
Fixed income	4,834	1,170	7	3,987	854
Balanced	3,081	863	1	2,610	625
General account	3,704	281	15	3,583	248

Total	$20,441	$4,526	$39	$18,115	$3,559

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Beginning balance	$101	$68	$45
Net liability increase	19	33	23

Ending balance	$120	$101	$68

NOTE 7 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $20,197 million and $17,666 million at December 31, 2012 and 2011, respectively. The assets of the registered separate accounts represent investments in shares of the MainStay VP Series Funds Trust (the “Fund”) managed by NYL Investments, and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,441 million and $1,289 million at December 31, 2012 and 2011, respectively. The assets in these separate accounts are comprised of the Fund managed by NYL Investments, other non-proprietary funds, and limited partnerships.

Refer to Note 6 — Policyholders’ Liabilities, for information regarding separate accounts with contractual guarantees for GMDB and GMAB.

NOTE 8 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

The following is an analysis of DAC for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Balance at beginning of year	$2,313	$2,824	$4,041
Change in Accounting Principle	–	–	(672)

Adjusted Balance at beginning of year, restated	2,313	2,824	3,369
Current year additions	351	433	529
Amortized during year	(478)	(443)	(468)

Balance at end of year before related adjustments	2,186	2,814	3,430
Adjustment for changes in unrealized net investment gains	(159)	(501)	(606)

Balance at end of year	$2,027	$2,313	$2,824

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Sales Inducements

The following is an analysis of deferred sales inducements included in other assets in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Balance at beginning of year	$457	$354	$313
Current year additions	159	134	103
Amortized during year	(82)	(20)	(50)

Balance at end of year before related adjustments	534	468	366
Adjustment for changes in unrealized net investment gains	(4)	(11)	(12)

Balance at end of year	$530	$457	$354

NOTE 9 — INCOME TAXES

A summary of the components of the net total income tax expense for the years ended December 31, 2012, 2011 and 2010, included in the accompanying Consolidated Statement of Operations are as follows (in millions):

	2012	2011	2010
Current:
Federal	$174	$243	$133
State and local	5	4	3
Foreign	–	1	–

	179	248	136
Deferred:
Federal	61	(160)	47

Total income tax expense	$240	$88	$183

Pursuant to the tax allocation agreement discussed in Note 2 — Significant Accounting Policies, as of December 31, 2012 and 2011, the Company recorded a net income tax payable to New York Life of $60 million and $113 million, respectively, included in other liabilities in the accompanying Consolidated Statement of Financial Position.

The Company’s actual income tax expense for the years ended December 31, 2012, 2011 and 2010 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

	2012	2011	2010
Statutory federal income tax rate	35.0%	35.0%	35.0%
Tax exempt income	(2.1)	(4.6)	(3.8)
Uncertain tax position	0.1	(1.2)	(6.2)
Investment credits	(5.2)	(8.3)	(1.8)
Other	0.4	0.5	–

Effective tax rate	28.2%	21.4%	23.2%

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Statement of Financial Position as of December 31, 2012 and 2011, are as follows (in millions):

	2012	2011
Deferred tax assets:
Future policyholder benefits	$662	$831
Employee and agents benefits	69	63
Other	17	14

Gross deferred tax assets	748	908

Deferred tax liabilities:
DAC	503	563
Investments	1,972	1,517
Other	1	1

Gross deferred tax liabilities	2,476	2,081

Net deferred tax liability	$1,728	$1,173

The Company has no net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007. In 2012, the IRS began its examination of tax years 2008 through 2010. There were no material effects on the Company’s results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2012, 2011 and 2010, are as follows (in millions):

	2012	2011	2010
Beginning of period balance	$71	$69	$117
Reductions for tax positions of prior years	–	(2)	–
Additions for tax positions of current year	–	4	1
Settlements with tax authorities	–	–	(49)

End of period balance	$71	$71	$69

As of December 31, 2012, 2011, and 2010 the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $2 million, $2 million, and less than $1 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits for the years ended December 31, 2012, 2011 and 2010, aggregated $2 million, $2 million and $3 million, respectively, and are included in income tax expense in the accompanying Consolidated Statement of Operations. At December 31, 2012, 2011 and 2010, the Company had $9 million, $7 million and $14 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in the accompanying Consolidated Statement of Financial Position (included in other liabilities). The $2 million increase from December 31, 2011 in accrued

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

interest associated with the liability for unrecognized tax benefits is the result of an increase of $2 million of interest expense. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next twelve months.

NOTE 10 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. As of December 31, 2012, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share currently retained generally ranges from 10% up to 95% with a minimum size policy ceded of $1 million for most traditional products. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 75% and 76% of the reinsurance ceded to non-affiliates at December 31, 2012 and 2011, respectively.

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $14 million and $15 million at December 31, 2012 and 2011, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Statement of Financial Position. The change in fair value of this embedded derivative was $(1) million, $(33) million and $43 million for the years ended December 31, 2012, 2011 and 2010, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2012, 2011 and 2010 $1 million of the deferred gain was amortized and is included in the net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effect of this affiliated reinsurance agreement for the years ended December 31, 2012, 2011 and 2010 was as follows (in millions):

	2012	2011	2010
Fees-universal life policies ceded	$252	$254	$293
Net revenue from reinsurance	$85	$81	$216
Policyholders’ benefits ceded	$161	$136	$116
Amounts recoverable from reinsurer	$6,634	$6,400	$6,193
Amounts payable to reinsurer	$6,622	$6,387	$6,146
Other liabilities (deferred gain, net of amortization)	$15	$17	$18

Effective July 1, 2002, the Company transferred the Taiwan branch’s insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation (“NYLT”), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch’s net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company’s accompanying Consolidated Statement of Operations.

Accordingly, the Company recorded the following with respect to this transaction (in millions):

	2012	2011	2010
Amounts recoverable from reinsurer	$1,027	$929	$902
Premiums ceded	$66	$68	$68
Benefits ceded	$28	$37	$42

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $14 million for the years ended December 31, 2012 and 2011 and $13 million for the year ended December 31, 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effects of all reinsurance for the years ended December 31, 2012, 2011 and 2010 were as follows (in millions):

	2012	2011	2010
Premiums:
Direct	$2,882	$2,494	$1,961
Assumed	3	3	2
Ceded	(69)	(70)	(71)

Net premiums	$2,816	$2,427	$1,892

Fees-universal life and annuity policies ceded	$583	$572	$572
Net revenue from reinsurance	$85	$82	$218
Policyholders’ benefits ceded	$515	$503	$410
Increase in ceded liabilities for future policyholder benefits	$13	$14	$7
Amounts recoverable from reinsurer:
Affiliated	$7,675	$7,345	$7,095
Unaffiliated	$300	$278	$255
Amounts payable to reinsurer:
Affiliated	$6,626	$6,389	$6,148
Unaffiliated	$47	$41	$37
Other liabilities (deferred gain, net of amortization)	$15	$17	$18

NOTE 11 — DEBT

Debt consisted of the following at December 31, 2012 and 2011 (in millions):

	2012	2011
Recourse debt
Promissory note — Aeolus	$3	$4

Total recourse debt	3	4

Non-recourse debt
Other	1	1

Total non-recourse debt	1	1

Total debt	$4	$5

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part and there are no collateral requirements. The carrying amount of the note was $3 million and $4 million at December 31, 2012 and 2011, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-Recourse Debt

At December 31, 2012 and 2011, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $1 million and $1 million, respectively. Refer to Note 4 — Investments.

NOTE 12 — DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative financial instruments to manage interest rate, currency, equity and credit risk. These derivative financial instruments include foreign exchange forward contracts; futures contracts interest rate and equity options; interest rate, credit default, and currency swaps; interest rate caps, and swaptions. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 2 — Significant Accounting Policies for a discussion on the accounting for derivative financial instruments.

The Company enters into over-the-counter (“OTC”) derivative financial instruments and exchange traded futures. The Company deals with highly rated OTC counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific OTC counterparties within specified dollar limits and assessing the creditworthiness of OTC counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with OTC counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is to not offset the fair value amounts recognized for derivatives executed with the same OTC counterparty under the same master netting agreements with the associated collateral.

To further minimize risk, credit support annexes (“CSA”) typically are negotiated as part of OTC swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Collateral received is typically invested in short-term investments. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the OTC counterparties’ rating. In addition, certain of the Company’s contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company’s credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The aggregate fair value of all over the counter OTC derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2012 is $56 million, for which the Company has posted collateral with a fair value of $33 million. If the credit contingent features had been triggered as of December 31, 2012, the Company estimates that it would not have to post additional collateral for a one notch downgrade in the Company’s credit rating but would have to post $22 million for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC counterparty fails to perform its obligations under its contractual terms. For contracts with OTC counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is defined as the fair value of contracts in a gain position at the reporting date, net of any collateral held under a CSA with that counterparty. Credit exposure to OTC counterparties where a netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty, net of any collateral held under a CSA with that counterparty. As of December 31, 2012, the Company held collateral for derivatives of $104 million. Credit exposure in a net gain position, net of offsets and collateral, was $17 million at December 31, 2012.

Certain regulatory measures will come into effect in 2013 governing derivative transactions which will, among other things, require some derivative transactions to be centrally cleared and change the collateralization requirements of some derivative transactions.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2012 and 2011 (in millions, except for number of contracts). Refer to Note 15 — Fair Value Measurements for a discussion of valuation methods for derivative instruments.

		2012				2011
	Primary Risk Exposure	Volume (a)		Fair Value (b)		Volume (a)		Fair Value (b)
		Notional	Number of Contracts	Asset	Liability	Notional	Number of Contracts	Asset	Liability
Derivatives qualifying and designated:
Cash flow hedges:
Interest rate swaps	Interest	$37	2	$11	$–	$37	2	$12	$–
Currency swaps	Currency	203	13	–	18	203	14	1	15

Total derivatives qualifying and designated		240	15	11	18	240	16	13	15

Derivatives not designated as hedging:
Interest rate swaps	Interest	3,674	61	28	64	816	53	16	14
Interest rate caps	Interest	17,262	55	4	–	17,819	58	17	–
Swaptions	Interest	17,385	52	11	–	17,050	48	44	–
Corridor options	Interest	11,875	122	–	–	14,300	140	4	–
Currency swaps	Currency	209	7	5	12	134	5	4	2
Currency forwards	Currency	–	–	–	–	10	3	*	*
Equity options	Equity	648	81	92	–	412	61	84	*
Futures	Interest	–	–	–	–	3	20	–	*
Credit default swaps:			–
Buy protection	Credit	12	3	–	*	12	3	*	–
Sell protection	Credit	1	1	–	*	1	1	–	*
Average call rate spread	Interest	23	3	1	–	–	–	–	–

Total derivatives not designated		51,088	385	141	75	50,557	392	169	16

Total derivatives		$51,328	400	$153	$94	$50,797	408	$182	$31

*	Amounts are less than $1 million.

(a)

Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

(b)

The estimated fair value of all derivatives in an asset position is reported within other investments, and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the accompanying Consolidated Statement of Financial Position. Accrued investment income and investment income payable on derivatives, which are included in investment income due and accrued and other liabilities, respectively, on the accompanying Consolidated Statement of Financial Position, are excluded from the above table.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Interest Rate Risk Management

The Company enters into various types of interest rate contracts primarily to minimize exposure of specific assets and liabilities held by the Company to fluctuations in interest rates.

Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each interest due date. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps, corridor options and swaptions entered into by the Company hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

Currency Risk Management

The Company enters into foreign currency swaps and foreign exchange forward contracts primarily as a cash flow hedge against foreign currency fluctuations. The primary purpose of the Company’s foreign currency hedging activities is to protect the value of foreign currency denominated assets and liabilities from the risk of changes in exchange rates.

The Company enters into foreign currency swaps which are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

The Company enters into foreign exchange forward contracts, which involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. There are upfront fees paid or received related to option contracts at the time the agreements are entered into.

Credit Risk Management

The Company purchases credit default swaps to hedge the credit exposure of fixed income products.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Operations and the Consolidated Statement of Stockholder’s Equity for the years ended December 31, 2012, 2011 and 2010 (in millions):

	Gain (Loss) Recognized in OCI (Effective Portion)[1]	Gain (Loss) Reclassified from AOCI Into Net Income (Effective Portion)
		Net Investment Gains (Losses)	Net Investment Income
For the year ended 12/31/2012:
Interest rate contracts	$–	$–	$1
Currency contracts	(4)	–	(1)

Total	$(4)	$–	$–

For the year ended 12/31/2011:
Interest rate contracts	$4	$–	$1
Currency contracts	4	–	(2)

Total	$8	$–	$(1)

For the year ended 12/31/2010:
Interest rate contracts	$10	$8	$1
Currency contracts	(12)	(7)	(2)

Total	$(2)	$1	$(1)

[1]

The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder’s Equity.

In 2012, 2011 and 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

The assessment of effectiveness for the year ended December 31, 2012 and 2011 did not exclude any unrealized gains or losses on designated hedges.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2012	2011	2010
Balance, beginning of year	$(3)	$(12)	$(10)
(Losses) gains deferred in OCI on the effective portion of cash flow hedges	(4)	8	(2)
Gains — reclassified to net income	–	1	–

Balance, end of year	$(7)	$(3)	$(12)

For cash flow hedges, the estimated amount of existing gains reported in AOCI at December 31, 2012, related to periodic interest payments on assets being hedged that is expected to be reclassified into earnings within the next 12 months, is $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and the amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2012, 2011 and 2010 (in millions):

	Gain (Loss) Recognized in Income[1]
	2012	2011	2010
Interest rate swaps	$(30)	$(1)	$(6)
Swaptions	(36)	(101)	11
Interest rate caps	(13)	(45)	(55)
Currency swaps	(6)	6	(2)
Corridor options	(3)	(24)	(47)
Currency forwards	–	(1)	2
Equity options	(23)	23	(6)
Futures	*	*	(32)
Bond forwards	–	–	25
Credit default swaps
Buy protection	(1)	*	*
Sell protection	*	*	*
Average Call Option	1	(1)	*

Total	$(111)	$(144)	$(110)

*	Recognized loss is less than $1 million.

[1]	The amount recognized in income is reported within net investment gains (losses) in the Consolidated Statement of Operations.

The Company enters into credit default swaps (“CDS”) both to buy protection from, and sell protection to a counterparty in the event of default of a single name referenced obligation. As of December 31, 2012, all of the underlying referenced obligations of the CDS selling protection are investment grade. The single name CDS contracts mature within 2 years. The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2012, 2011 and 2010 respectively. The market value of swaps for which credit protection sold was less than $1 million at December 31, 2012 and 2011.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2012 and 2011, there were no embedded derivatives that could not be separated from their host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the fair value amounts of the Company’s embedded derivatives at December 31, 2012 and 2011 (in millions):

		Fair Value
	Balance Sheet Location	2012	2011
Embedded derivatives in asset host contracts:
Other[1]	Amounts recoverable from reinsurers	$14	$15
Embedded derivatives in liability host contracts:
GMAB[1]	Policyholders’ account balances	$405	$470

[1]	For further information on these embedded derivatives refer to Note 15 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Net revenue from reinsurance	$(1)	$(33)	$43
Interest credited to policyholders’ account balances	$(87)	$239	$(25)

NOTE 13 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Regulatory Inquiries

By letter dated May 20, 2011, the California Department of Insurance notified the Company that it is conducting a special examination of the Company’s practices regarding payment of benefits under life insurance policies and annuities, termination of annuity payments, payments to holders of retained asset accounts, use of the Social Security Administration “Death Master Index” and other matters. This examination relates to matters also being examined by state departments of revenue (or equivalent state agencies) in a number of states under their respective unclaimed property laws. Subsequent similar notices were received from the Department and the New York and Massachusetts State Attorney Generals’ Offices. In connection with these audits and examinations, the Company has made a number of payments to beneficiaries and identified additional policies that are in the process of settlement or are being investigated for potential settlement. As a result of these ongoing inquiries, the Company recorded a charge to net income of $9 million, net of reserves, reinsurance recoverable and taxes, for the year ended December 31, 2011. The Company recorded an immaterial charge to net income in 2012.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $41 million and $49 million which have been accrued in other liabilities in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2012 and 2011, respectively. The Company expects to recover $28 million and $27 million at December 31, 2012 and 2011, respectively, of premium offsets reflected in other assets on the accompanying Consolidated Statement of Financial Position.

In 2012, New York Life committed to contribute $20 million, of which $10 million was allocated to the Company, to a voluntary fund that will be established to provide benefits to certain Executive Life Insurance Company of New York (“ELNY”) payees who otherwise would have had their contractual benefits reduced as a result of ELNY’s liquidation.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2012 and 2011, $451 million and $452 million, respectively, of the Company’s fixed maturities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2012 and 2011, the Company recorded cash collateral received under these agreements of $461 million, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Statement of Financial Position. The Company did not hold collateral in the form of securities at December 31, 2012 and 2011.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2012 and 2011, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Statement of Financial Position, totaling $59 million and $90 million at an average coupon rate of 0.20% and 0.06%, respectively. At December 31, 2012 and 2011, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Statement of Financial Position, totaling $75 million and $114 million at an average coupon rate of 3.50% and 4.22%, respectively.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 14 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $750 million, $731 million and $723 million for the years ended December 31, 2012, 2011 and 2010, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Operations.

In 2011, the Company received a $300 million capital contribution consisting of $123 million of cash and $177 million in the form of release of intercompany payables, from New York Life.

The Company’s interests in commercial mortgage loans are held in the form of participations in mortgages originated or acquired by New York Life. Under the participation agreement for each such mortgage, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated there from, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2012, 2011and 2010, the Company’s share of expenses associated with the lease of the aircraft were $1 million, $2 million and $1 million, respectively. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement had an initial term of five years, until November 2009 and was renewed for an additional five years through November 2014.

The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2012, 2011 and 2010, the total cost for these services amounted to $84 million, $76 million and $69 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

In addition, NYL Investments has an Investment Advisory Agreement with the Fund, a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2012, 2011 and 2010 of $26 million, $17 million, and $16 million, respectively.

At December 31, 2012 and 2011, the Company had a net liability of $201 million and $186 million, respectively, for the above-described services, which are included in other liabilities in the accompanying

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Consolidated Statement of Financial Position. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. At December 31, 2012 and 2011, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Statement of Financial Position amounted to $5,978 million and $5,720 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. The interest rate used in establishing such obligations was 5.85% for 2012. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2012 and 2011, the amount of outstanding reserves on these contracts included in future policy benefits was $169 million and $170 million, respectively.

The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company’s variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $110 million, $98 million and $85 million, for the years ended December 31, 2012, 2011 and 2010, respectively.

In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2012, 2011 and 2010, the Company incurred an expense of $37 million, $33 million and $29 million, respectively, under this agreement. At December 31 2012 and 2011, the Company recorded no payables to NYLIFE Securities under this agreement.

The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2012 and 2011.

The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2012, 2011 and 2010, the credit facility was not used, no interest was paid and no outstanding balance was due.

On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. At December 31, 2012 and 2011, the Company had no outstanding balance due. At December 31, 2010, there was $10 million outstanding to Capital Corporation. The Company had no interest expense for 2012. Interest expense for 2011 and 2010 was less than $1 million.

During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

transferred. The private placement debt securities matured, and the outstanding balance payable totaling $5 million was paid to the Company on June 6, 2011. The Company received interest payments from MCF of less than $1 million for each of the years ended December 31, 2011 and 2010.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2012 and 2011 the Company did not purchase any new loans only additional debt with existing loans. At December 31, 2012, the Company held loans with an outstanding balance of $60 million and has commitments to fund additional amounts on these existing loans of $13 million. At December 31, 2011, the Company held loans with an outstanding balance of $136 million and has commitments to fund additional amounts on these existing loans of $30 million. These loans are reported in other investments in the accompanying Consolidated Statement of Financial Position.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF (as amended from time to time, the “MCF Loan Agreement”). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010. The principal amount provided to MCF cannot exceed 2.5% of the Company’s statutory cash and invested assets as of the most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2012 and 2011, the outstanding balance of loans to MCF under the MCF Loan Agreement was $1,584 million and $925 million, respectively. These loans are reported in investments in affiliates in the accompanying Consolidated Statement of Financial Position. During 2012, 2011 and 2010, the Company received interest payments from MCF totaling $62 million, $40 million and $8 million, respectively, which are included in net investment income in the accompanying Consolidated Statement of Operations.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Universal Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $15 million, $17 million and $18 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert an individual life insurance policy and rider issued by the Company to a permanent cash value life insurance policy issued by New York Life without any additional underwriting. As compensation for this arrangement, the Company paid New York Life $1 million for the years ended December 31, 2012, 2011 and 2010.

The Company has an arrangement with NYLIFE Insurance Company of Arizona (“NYLAZ”), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a universal life policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $6 million, $6 million, and $7 million from NYLAZ for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2012 and 2011, the Company recorded liabilities of approximately $2,943 million and $2,802 million, respectively, which are included in policyholders’ account balances and separate account liabilities in the accompanying Consolidated Statement of Financial Position.

The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees’ Beneficiary Association (VEBA) trusts formed for the benefit of New York Life’s retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

December 31, 2012 and 2011, policyholders’ account balances and separate account liabilities related to these policies aggregated $298 million and $278 million, respectively.

The Company has an agreement with NYLINK Insurance Agency Incorporated (“NYLINK”), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company’s products through NYLINK’s subagents. For the years ended December 31, 2012, 2011 and 2010, the Company recorded commission and fee expense to NYLINK agents of $2 million, $2 million, and $4 million, respectively.

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC, an indirect wholly-owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC, LLC. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022.

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012 which agreement sets forth the terms that will govern, in part, each entity’s interest in the property.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (refer to Note 10 — Reinsurance for more details).

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (refer to Note 10 — Reinsurance for more details).

NOTE 15 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011 (in millions):

	2012
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$945	$–	$945
U.S. government corporations and agencies	–	1,738	40	1,778
U.S. agency mortgage-backed and asset-backed securities	–	16,897	36	16,933
Foreign governments	–	815	10	825
U.S. corporate	–	29,515	169	29,684
Foreign corporate	–	10,419	25	10,444
Non-agency residential mortgage-backed securities	–	2,472	99	2,571
Non-agency commercial mortgage-backed securities	–	4,948	2	4,950
Non-agency asset-backed securities	–	3,304	754	4,058

Total fixed maturities — available-for-sale	–	71,053	1,135	72,188

Fixed maturities — trading
Non-agency residential mortgage-backed securities	–	25	–	25
Non-agency commercial mortgage-backed securities	–	22	–	22
Non-agency asset-backed securities	–	78	1	79

Total fixed maturities — trading	–	125	1	126

Equity securities — available-for-sale
Common stock	115	–	4	119
Non-redeemable preferred stock	–	1	–	1
Mutual Funds	10	–	–	10

Total equity securities — available-for-sale	125	1	4	130

Equity securities — trading
Common stock	77	–	2	79

Total equity securities — trading	77	–	2	79

Derivative assets	–	152	1	153
Securities purchased under agreements to resell	–	59	–	59
Other invested assets	–	16	11	27
Cash equivalents	–	480	–	480
Short-term investments	–	30	–	30
Amounts recoverable from reinsurers	–	–	14	14
Separate account assets[1]	21,228	232	178	21,638

Total assets accounted for at fair value on a recurring basis	$21,430	$72,148	$1,346	$94,924

Policyholders’ account balances[2]	$–	$–	$405	$405
Derivative liabilities	–	94	–	94

Total liabilities accounted for at fair value on a recurring basis	$–	$94	$405	$499

[1]

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 —Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$1,835	$–	$1,835
U.S. government corporations and agencies	–	1,366	6	1,372
U.S. agency mortgage-backed and asset-backed securities	–	17,089	84	17,173
Foreign governments	–	897	10	907
U.S. corporate	–	27,599	210	27,809
Foreign corporate	–	8,668	128	8,796
Non-agency residential mortgage-backed securities	–	2,475	189	2,664
Non-agency commercial mortgage-backed securities	–	4,966	–	4,966
Non-agency asset-backed securities	–	3,659	508	4,167
Redeemable preferred securities	–	3	–	3

Total fixed maturities — available-for-sale	–	68,557	1,135	69,692

Fixed maturities — trading
Non-agency residential mortgage-backed securities	–	32	–	32
Non-agency commercial mortgage-backed securities	–	6	–	6
Non-agency asset-backed securities	–	92	17	109

Total fixed maturities — trading	–	130	17	147

Equity securities — available-for-sale
Common stock	160	–	2	162
Non-redeemable preferred stock	–	2	3	5
Mutual Funds	10	–	–	10

Total equity securities — available-for-sale	170	2	5	177

Equity securities — trading
Common stock	–	–	2	2

Total equity securities — trading	–	–	2	2

Derivative assets	–	182	–	182
Securities purchased under agreements to resell	–	90	–	90
Other invested assets	–	18	–	18
Cash equivalents	6	485	–	491
Short-term investments	–	91	–	91
Amounts recoverable from reinsurers	–	–	15	15
Separate account assets[1]	18,544	261	150	18,955

Total assets accounted for at fair value on a recurring basis	$18,720	$69,816	$1,324	$89,860

Policyholders’ account balances[2]	$–	$–	$470	$470
Derivative liabilities	–	31	–	31

Total liabilities accounted for at fair value on a recurring basis	$–	$31	$470	$501

[1]

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. The remaining un-priced securities are submitted to independent brokers for prices and lastly securities are priced using an internal pricing model. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions.

The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The number of price challenges at December 31, 2012 and 2011 was insignificant.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

For Level 1 investments, valuations are generally based on observable inputs that reflect quoted prices for identical assets in active markets.

The fair value for Level 2 and Level 3 valuations are generally based on a combination of the market and income approach. The market approach generally utilizes market transaction data for the same or similar instruments, while the income approach involves determining fair values from discounted cash flow methodologies.

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Level 1 measurements

Equity securities and cash equivalents

These securities are comprised of certain exchange traded U.S. and foreign common stock and mutual funds, including money market funds. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Separate account assets

These assets are comprised of exchange traded funds, actively traded open-end mutual funds with a daily NAV and equity securities. The NAV can be observed by redemption and subscription transactions between third-parties, or may be obtained from fund managers. Equity securities are generally traded on an exchange.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Level 2 measurements

Fixed maturities available-for-sale and trading securities

The fair value of fixed maturities is obtained from third-party pricing services and internal pricing models. Vendors generally use a discounted cash flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable prices.

Private placement securities are primarily priced by internally developed discounted cash flow models. These models use observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for the private placement based upon internal analysis. The liquidity premium is based upon observable transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg.

While the Company generally considers the public bond spreads, which are based on vendor prices, to be observable inputs, an evaluation is made of the similarities of private placements with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services’ methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment is not significant to the overall value of the security, it is classified as Level 2.

Equity securities

These securities are valued using the market approach in which market quotes are available but are not considered actively traded. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived through valuation models, which utilize observable market data. The market factors which have the most significant impact on the fair value of these instruments are U.S. swap rates and foreign exchange rates.

OTC derivatives are privately negotiated financial contracts. OTC derivatives are valued using models based on actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, market prices, yield curves, credit curves, and for options such as caps, floors and swaptions, measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities. OTC derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Other invested assets

This represents a surplus note investment, priced by a third party pricing service, where the inputs to the valuation are deemed to be observable.

Cash equivalents

These include treasury bills, commercial paper and other highly liquid instruments. These instruments are generally not traded in active markets; however their fair value is based on observable inputs. The prices are either obtained from a pricing vendor or amortized cost is used as the best estimate of fair value.

Short term investments

For certain short term investments, amortized cost is used as the best estimate of fair value.

Separate account assets

Separate account assets are primarily related to investments in limited partnerships that use NAV and the investment can be redeemed with the investee at NAV at the measurement date or in the near-term (generally within 90 days).

The following tables provide further information about the limited partnership and hedge funds in which the separate accounts invest as of December 31, 2012 and 2011 (in millions):

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$232	–	Quarterly, Monthly	90 days or less

		2011
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$262	–	Quarterly, Monthly	90 days or less

Level 3 measurements

Fixed maturities available-for-sale and trading securities

The valuation techniques for most Level 3 fixed maturities are generally the same as those described in Level 2, however, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. For securities which go through this formal price challenge process, if the vendor does not update the price, a non-binding broker quote, another vendor price or current methodology is used to support the fair value instead. The Company also uses non-binding broker quotes to fair value certain bonds, when the Company is unable to obtain prices from third-party vendors.

Private placement securities where adjustments for liquidity are considered significant to the overall price are classified as Level 3.

Equity securities

These securities include equity investments with privately held entities where the prices are derived from internal valuations or the Company’s private placement models since the securities are not traded in an active market.

Derivatives

These derivatives are valued based upon models with any significant unobservable market inputs or inputs from less actively traded markets.

Other invested assets

This represents a residual interest of securitizations, priced by a third party pricing service, where the inputs to the valuation are deemed to be unobservable.

Separate account assets

Separate account assets are primarily related to limited partnership investments that are restricted with respect to transfer or withdrawals. The limited partnerships are valued based on the latest NAV received, if applicable, or an estimate of fair value provided by the investment manager.

The following tables provide further information about the limited partnership and hedge funds in which the separate accounts invest as of December 31, 2012 and 2011 (in millions):

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$178	–	Annual, Semi-annual, Quarterly	More than 90 days

		2011
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$150	–	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from the GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

expected cash flows are discounted using the swap rate plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been reflected within Level 3 in the fair value hierarchy.

Valuation Process for Fair Value Measurements Categorized within Level 3

For a description of the Company’s valuation processes and controls, refer to the “Determination of Fair Value” section above.

Level 3 Assets and Liabilities by Price Source

The following table presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources as of December 31, 2012.

	2012
	Internal (1)	External (2)	Total
Fixed maturities — available-for-sale
U.S. government corporations & agencies	$–	$40	$40
U.S. agency mortgage-backed and asset-backed securities	–	36	36
Foreign governments	–	10	10
U.S. corporate	20	149	169
Foreign corporate	–	25	25
Non-agency residential mortgage-backed securities	–	99	99
Non-agency commercial mortgage-backed securities	–	2	2
Non-agency asset-backed securities	92	662	754

Total fixed maturities — available-for-sale	112	1,023	1,135

Fixed maturities — trading
Non-agency asset-backed securities	–	1	1

Total fixed maturities — trading	–	1	1

Equity securities
Common stock	2	4	6

Total equity securities	2	4	6

Derivative assets	–	1	1
Other invested assets	–	11	11
Amounts recoverable from reinsurance	14	–	14
Separate account assets[1]	–	178	178

Total assets accounted for at fair value on a recurring basis	$128	$1,218	$1,346

Policyholders’ account balances	$405	$–	405

Total liabilities accounted for at fair value on a recurring basis	$405	$–	$405

(1)	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information where pricing inputs that are deemed to be unobservable.

(2)	Primarily represents independent non-binding broker quotes where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities

The following table presents quantitative information on significant internally priced Level 3 assets and liabilities as of December 31, 2012:

	2012
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
	(in millions)
Assets:
U.S. corporate	$20	Discounted Cash Flow	Discount Rate	1.1% – 4.3%(2.7%)
Non-agency asset — backed securities	$92	Discounted Cash Flow	Discount Rate	3.3% – 5.6%(3.7%)
Liabilities:
Policyholders’ account balances	$405	Discounted Cash Flow	Equity returns	0.2% – 7.6%
			Equity volatility curve	3% – 40%
			Lapse rate	0.5% – 20%
			Mortality rate	0.04% – 40.00%
			Utilization Rate	10% – 100%
			Withdrawal rate	2.50%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the level 3 assets that are value based on external pricing information:

U.S. corporate securities and foreign corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation is the discount rate as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Non-agency residential mortgage-backed, commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. Corporate Securities and Foreign Corporate Securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities with the opposite being true for decreases in expected loss severities.

Policyholders’ account balances

Polcyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in lower (higher) fair value liability while higher (lower) implied volatility assumptions will result in higher (lower) fair value liability.

Transfers between levels

Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically the Company has transfers between Level 1 and Level 2 for assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the twelve months ended December 31, 2012, 2011 and 2010.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2012 and 2011, the Company transferred $175 million and $181 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities, other invested assets and separate account assets in 2012, fixed maturities available-for-sale securities in 2011 and fixed maturities available-for-sale securities and separate account assets in 2010. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $456 million and $965 million during the years ended December 31, 2012, and 2011, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable for fixed maturities available-for-sale securities and separate account assets in 2012, fixed maturities available-for-sale securities in 2011 and fixed maturities available-for-sale and trading securities in 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$6	$84	$10	$210	$128	$189
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(3)	(2)
Net investment income[1]	–	–	–	–		–
Net revenue from reinsurance	–	–	–	–	–	(1)
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	1	–	1	4	–	1
Purchases	40	1	–	38	1	–
Sales	–	–	–	(12)	(2)	–
Issuances	–	–	–	–	–	–
Settlements	–	(7)	–	(48)	(3)	(89)
Transfers into Level 3[2]	–	–	(1)	21	–	–
Transfers (out of) Level 3[2]	(7)	(42)	–	(41)	(97)	(1)

Fair value, end of year	$40	$36	$10	$169	$25	$99

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Other Fixed Maturities Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$–	$508	$–	$1,135	$17	$17	$2
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	2	2	(3)	–	–	–
Net investment income[1]	–	3	–	3	–	–	–
Net revenue from reinsurance	–	–	–	(1)	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–	–
Other comprehensive income	–	14	(3)	21	–	–	2
Purchases	–	491	3	571	1	1	–
Sales	–	(11)	(2)	(25)	(17)	(17)	–
Issuances	–	–	–	–	–	–	–
Settlements	–	(82)	–	(229)	–	–	–
Transfers into Level 3[2]	2	73	–	95	–	–	–
Transfers (out of) Level 3[2]	–	(244)	–	(432)	–	–	–

Fair value, end of year	$2	$754	$–	$1,135	$1	$1	$4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$2	$7	$–	$–	$15	$150	$1,324
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	1	1	–	(14)	(15)
Net investment income[1]	–	–	–	–	–	–	–	3
Net revenue from reinsurance	–	–	–	–	–	–	–	(1)
Interest credited to policyholders’ account balances	–	–	–	–	–	–	–	–
Other comprehensive income	–	–	2	–	–	(1)	–	22
Purchases	–	–	–	–	–	–	27	599
Sales	–	–	–	–	–	–	(31)	(73)
Issuances	–	–	–	–	–	–	–	–
Settlements	(3)	–	(3)	–	–	–	–	(232)
Transfers into Level 3[2]	–	–	–	–	10	–	70	175
Transfers (out of) Level 3[2]	–	–	–	–	–	–	(24)	(456)

Fair value, end of year	$–	$2	$6	$1	$11	$14	$178	$1,346

2012
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$470	$470
Total (gains) losses (realized/unrealized):
Included in earnings
Net investment (gains) losses	–	–
Net investment income[1]	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(87)	(87)
Other comprehensive income	–	–
Purchases	22	22
Sales	–	–
Issuances	–	–
Settlements	–	–
Transfers into Level 3[2]	–	–
Transfers (out of) Level 3[2]	–	–

Fair value, end of year	$405	$405

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage-Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$6	$655	$11	$144	$82	$352
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(8)	(5)	–
Net investment income[1]	–	–	–	–	–	(1)
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	–	4	–	(10)	(5)	4
Purchases	–	82	–	74	4	–
Sales	–	(22)	–	(6)	(26)	–
Issuances	–	–	–	–	–	–
Settlements	–	(1)	(1)	(21)	(4)	(166)
Transfers into Level 3[2]	–	–	–	60	83	–
Transfers (out of) Level 3[2]	–	(634)	–	(23)	(1)	–

Fair value, end of year	$6	$84	$10	$210	$128	$189

	Non- Agency Commercial Mortgage-Backed Securities	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$657	$1,910	$19	$19	$3
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	1	(12)	(2)	(2)	–
Net investment income[1]	–	2	1	–	–	–
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	–	18	11	–	–	(1)
Purchases	–	254	414	–	–	–
Sales	–	(13)	(67)	–	–	–
Issuances	–	–	–	–	–	–
Settlements	–	(145)	(338)	–	–	–
Transfers into Level 3[2]	–	38	181	–	–	–
Transfers (out of) Level 3[2]	(3)	(304)	(965)	–	–	–

Fair value, end of year	$–	$508	$1,135	$17	$17	$2

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$3	$9	$48	$114	$2,100
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(1)	(1)	–	–	(15)
Net investment income[1]	–	–	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	–	(33)
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	–	–	(1)	–	–	10
Purchases	–	–	–	–	39	453
Sales	–	–	–	–	(3)	(70)
Issuances	–	–	–	–	–	–
Settlements	–	–	–	–	–	(338)
Transfers into Level 3[2]	–	–	–	–	–	181
Transfers (out of) Level 3[2]	–	–	–	–	–	(965)

Fair value, end of year	$3	$2	$7	$15	$150	$1,324

2011
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$222	$222
Total (gains) losses (realized/unrealized):
Included in earnings
Net investment (gains) losses	–	–
Net investment income[1]	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	238	238
Other comprehensive income	–	–
Purchases	10	10
Sales	–	–
Issuances	–	–
Settlements	–	–
Transfers into Level 3[2]	–	–
Transfers (out of) Level 3[2]	–	–

Fair value, end of year	$470	$470

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$8	$240	$25	$142	$328	$535
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(2)	(13)	(1)
Net investment income[1]	–	22	–	–	–	(2)
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	1	19	–	5	(2)	3
Purchases, sales, issuances and settlements	(3)	406	11	25	(75)	(166)
Transfers into Level 3[2]	–	139	–	25	69	–
Transfers (out of) Level 3[2]	–	(171)	(25)	(51)	(225)	(17)

Fair value, end of year	$6	$655	$11	$144	$82	$352

	Non-agency Commercial Mortgage- Backed Securities	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non-Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed- Maturities Trading
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$26	$510	$1,814	$1	$21	$22
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(5)	(21)	–	–	–
Net investment income[1]	–	2	22	–	–	–
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	4	31	61	–	–	–
Purchases, sales, issuances and settlements	(23)	251	426	(1)	–	(1)
Transfers into Level 3[2]	1	2	236	–	–	–
Transfers (out of) Level 3 [2]	(5)	(134)	(628)	–	(2)	(2)

Fair value, end of year	$3	$657	$1,910	$–	$19	$19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Common Stock- Available- for-Sale	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivative Assets, Net	Amounts Recoverable from Reinsurers
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$4	$–	$–	$4	$1	$5
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	2	2	–	–
Net investment income [1]	–	–	–	–	–	–
Net revenue from reinsurance	–	–	–	–	–	43
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	(2)	3	1	2	(1)	–
Purchases, sales, issuances and settlements	1	–	–	1	–	–
Transfers into Level 3[2]	–	–	–	–	–	–
Transfers (out of) Level 3[2]	–	–	–	–	–	–

Fair value, end of year	$3	$3	$3	$9	$–	$48

	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$49	$1,895
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(19)
Net investment income[1]	–	22
Net revenue from reinsurance	–	43
Interest credited to policyholders’ account balances	–	–
Other comprehensive income	4	66
Purchases, sales, issuances and settlements	27	453
Transfers into Level 3[2]	34	270
Transfers (out of) Level 3[2]	–	(630)

Fair value, end of year	$114	$2,100

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$235	$235
Total (gains) losses (realized/unrealized):
Included in earnings
Net investment (gains) losses	–	–
Net investment income[1]	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(25)	(25)
Other comprehensive income	–	–
Purchases, sales, issuances and settlements	12	12
Transfers into Level 3[2]	–	–
Transfers (out of) Level 3[2]	–	–

Fair value, end of year	$222	$222

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the year.

The following tables include the unrealized gains or losses for the years ended December 31, 2012, 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2012 and 2011 (in millions):

	2012
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non-Agency Residential Mortgage- Backed Securities	Non-Agency Asset-Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$–	$(1)
Net investment income	–	–	(1)	(1)	3
Net revenue from reinsurance	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–
Other comprehensive gains/(losses)	1	1	5	1	14

Total change in unrealized gains (losses)	$1	$1	$4	$–	$16

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Total Fixed Maturities- Available- for-Sale	Common Stock	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets[1]	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(1)	$–	$–	$–	$(13)	$(14)
Net investment income	1	2	2	–	–	3
Net revenue from reinsurance	–	–	–	(1)	–	(1)
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive gains/(losses)	22	1	1	–	–	23

Total change in unrealized gains (losses)	$22	$3	$3	$(1)	$(13)	$11

2012
	Policyholders’ Account Balance	Total Liabilities
Unrealized (gains) losses relating to Level 3 assets and liabilities still held
Earnings:
Total (gains) losses (realized/unrealized)
Included in earnings:
Net investment (gains) losses	$–	$–
Net investment income	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(71)	(71)
Other comprehensive (gains)/losses	–	–

Total change in unrealized (gains) losses	$(71)	$(71)

[1]

The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 —Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Asset- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$(7)	$–	$–	$(2)
Net investment income	–	–	–	(1)	2
Net revenue from reinsurance	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–
Other comprehensive gains/(losses)	1	(11)	(4)	4	11

Total change in unrealized gains (losses)	$1	$(18)	$(4)	$3	$11

	Total Fixed Maturities- Available- for-Sale	Non-Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Amounts Recoverable from Reinsurers	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(9)	$(1)	$(1)	$–	$(10)
Net investment income	1	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	(33)
Interest credited to policyholders’ account balances	–	–	–	–	–
Other comprehensive gains/(losses)	1	–	–	–	1

Total change in unrealized gains (losses)	$(7)	$(1)	$(1)	$(33)	$(41)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

2011
	Policyholders’ Account Balance	Total Liabilities
Unrealized gains (losses) relating to Level 3 assets and liabilities still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment (gains) losses	$–	$–
Net investment income	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	247	247
Other comprehensive (gains)/losses	–	–

Total change in unrealized (gains) losses	$247	$247

	2010
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed & Asset- Backed Securities	U.S. Corporate	Foreign Crporate	Non-Agency Residential Mortgage- Backed securities	Non-Agency Commercial Mortgage- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$(20)	$(1)	$–
Net investment income	–	21	–	–	(1)	–
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive gains/(losses)	1	19	4	5	3	(1)

Total change in unrealized gains (losses)	$1	$40	$4	$(15)	$1	$(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non-Agency Asset- Backed Securities	Total Fixed Maturity- Available- for-Sale	Common Stock- Trading	Non- Redeemable Preferred Stock	Total Equity Securities	Amounts Recoverable from Reinsurers
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(6)	$(27)	$2	$–	$2	$–
Net investment income	1	21	–	–	–	–
Net revenue from reinsurance	–	–	–	–	–	43
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive gains/(losses)	24	55	–	3	3	–

Total change in unrealized gains (losses)	$19	$49	$2	$3	$5	$43

	Separate Account Assets[1]	Total Assets
Unrealized gains (losses) relating to Level 3 assets and liabilities still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$(25)
Net investment income	–	21
Net revenue from reinsurance	–	43
Interest credited to policyholders’ account balances	–	–
Other comprehensive gains/(losses)	4	62

Total change in unrealized gains (losses)	$4	$101

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Policyholders’ Account Balances	Total Liabilities
Unrealized (gains) losses relating to Level 3 assets still held
Earnings:
Total (gains) losses (realized/unrealized)	$–	$–
Included in earnings:
Net investment (gains) losses
Net investment income	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(16)	(16)
Other comprehensive (gains)/losses	–	–

Total change in unrealized (gains) losses	$(16)	$(16)

[1]

The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

Non-recurring fair value measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2012 and 2011 (in millions):

	2012
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$12	$9	$(3)

	2011
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$42	$33	$(9)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized, and have been categorized as level 3.

Fair value of other financial instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Statement of Financial Position, for which it is practicable to estimate fair value.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 4, 6, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2012 and 2011 are presented below (in millions):

		2012
	Carrying Value	Estimated Fair Value			Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$8,479	$–	$–	$9,106	$9,106
Senior secured commercial loans	216	–	–	228	228
Cash & cash equivalents	153	153	–	–	153
Other invested assets	94	–	33	67	100
Liabilities
Policyholders’ account balances — Investment contracts	$35,355	$–	$135	$37,273	$37,408
Debt	3	–	4	–	4
Collateral received on securities lending and repurchase agreements	461	–	461	–	461
Collateral received on derivative transactions	78	–	78	–	78

	2011
	Carrying Value	Estimated Fair Value
Assets
Mortgage loans	$7,119	$7,604
Senior secured commercial loans	318	344
Cash & cash equivalent	29	29
Other invested assets	43	43
Liabilities
Policyholders’ account balances — Investment contracts	$35,780	$37,631
Debt	9	9
Collateral received on securities lending and repurchase agreements	461	461
Collateral received on derivative transactions	137	137

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions and it takes into account property type, loan to value (LTV) and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash and cash equivalents

The Company believes that due to the short-term nature of cash, the carrying value approximates fair value.

Other invested assets

Represents third party loans, which are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Policyholders’ account balances — investment contracts

This includes supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company’s medium term notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The carrying amount of the Company’s non-recourse debt and other debt approximates fair value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of these liabilities approximates fair value since these borrowings are generally short-term in nature.

NOTE 16 — SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $233 million, $102 million and $356 million during 2012, 2011 and 2010, respectively.

Total interest paid was $17 million, $16 million and $10 million during 2012, 2011 and 2010, respectively.

Non-cash transactions

In 2012, the Company determined it had misstated certain cash and non-cash items in 2011 and 2010 within and between “Net cash provided by operating activities” and “Net cash used in investing activities” in the Company’s Consolidated Statement of Cash Flow and, therefore, such items were corrected for the years ended December 31, 2011 and 2010. Although the Company does not consider these amounts to be material, the 2011 and 2010 amounts were revised to conform to the current year presentation. As a result of the correction, “Net cash provided by operating activities” decreased by $153 million, and “Net cash used by investing activities” increased by $153 million due to the removal of capitalized interest on bonds which is a non-cash transaction. For December 31, 2010, the impact of the reclass was $92 million.

In addition, offsetting adjustments of $5,299 million and $7,783 million for the years ended December 31, 2011 and 2010, were made to the “proceeds from” and “cost of” investments purchased within the investing section of the cash flow statement. These adjustments relate to the removal of “to be announced” (“TBA”) security purchase and sale commitments as they are non-cash transactions and the removal of dollar roll transactions as this is financing not investing activity. This correction of the Company’s Consolidated Statement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of Cash Flow did not impact the Company’s previously reported Consolidated Statement of Income or the Consolidated Balance Sheet and, in particular, “Cash and cash equivalents” reported at the end of 2011 and 2010 in the Company’s Consolidated Statement of Cash Flow remain unchanged.”

There was a non-cash capital contribution transaction of $177 million in the form of the release of intercompany payables for the year ended December 31, 2011 from New York Life.

Other non-cash investing transaction were $3 million for the year ended December 31, 2012, related to non-cash acquisitions of foreclosed property and non-redeemable preferred stock. Other non-cash investing transactions were $7 million for the year ended December 31, 2011, primarily related to transfers between mortgage loans, real estate and other invested assets. Other non-cash investing transactions were $134 million for the year ended December 31, 2010, primarily related to transfers between other invested assets, fixed maturities and mortgage loans.

NOTE 17 — STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

A reconciliation of the Company’s statutory surplus at December 31, 2012 and 2011 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

	2012	2011
Statutory Surplus, Delaware Basis	$6,399	$5,794
State prescribed or permitted practices:
Presenting Guaranteed and Variable Universal Life Separate Accounts at book value	415	314

Statutory Surplus, NAIC SAP	$6,814	$6,108

Statutory net income for the years ended December 31, 2012, 2011 and 2010 was $639 million, $294 million and $562 million, respectively.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2012 or 2011. As of December 31, 2012, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $2,446 million. The maximum amount of dividends that may be paid in 2013 without prior approval is $637 million.

NOTE 18 — SUBSEQUENT EVENTS

As of March 14, 2013, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying consolidated statement of financial position and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”) at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the consolidated financial statements, the Company changed the manner in which it accounts for the deferral of acquisition costs.

As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

PricewaterhouseCoopers LLP

March 14, 2013

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(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

a.	Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

b.	Exhibits.

(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing establishment of the Separate Account - Previously filed as Exhibit (1) to Registrant’s initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 2 on Form N-4 (File No. 033-87382), filed 4/29/97 and incorporated herein by reference.

(2)	Not applicable.

(3)(a)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(3)(b)	Distribution Agreement, dated August 2, 1995 between NYLIFE Distributors, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(3)(c)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(4)(a)	Specimen Policy for New York Life Flexible Premium Variable Annuity II (No. ICC11 - P110) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-172046), filed 2/3/11 and incorporated herein by reference.

(4)(b)	Earnings Enhancement Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(4)(c)	Enhanced Spousal Continuance Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e) as Exhibit (4)(b) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(4)(d)	Annual Death Benefit Reset Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(e)	Enhanced Beneficiary Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(d) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(f)	Unemployment Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(f) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(g)	UPromise Account Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(g) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(h)	Living Needs Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(h) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(5)(a)	Application for policies for New York Life Premier Plus New York Life Premier, New York Life Complete Access Variable Annuities and Flexible Premium Variable Annuity II (No. 210-594)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-172046), filed 2/3/11 and incorporated herein by reference.

(6)(a)	Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(a)(1)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) – Previously filed as Exhibit (6)(a)(1) to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account – I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(6)(b)(1)	By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No.333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(b)(2)	Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(6)(b)(3)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) – Previously filed as Exhibit (6)(b)(3) to the regiastration statement on Form N-4 of for the NYLIAC MFA Separate Account – I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(7)	Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC - Previously filed as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(8)(a)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(b)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(c)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(d)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(e)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(f)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(g)	Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No.333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(h)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(i)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(j)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(k)	Form of Participation Agreement among NYLIAC, Variable Insurance Funds, AmSouth Bank and Bisys Fund Services Limited Partnership - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(l)	Form of Subscription Agreement between NYLIAC and Variable Insurance Funds - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(l) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 for (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(o)	Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(p)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(q)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(r)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(8)(s)	Form of 12b-1 Plan Services Agreement for the Service Class Shares of Mainstay VP Series Fund, Inc. between NYLIFE Distributors, Inc. and NYLIAC dated 4/13/02 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(t)	Form of Class S Service Agreement between Fred Alger & Company and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(u)	Form of Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(v)	Form of Service Contract between Fidelity Distributors Corporation and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(r) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(w)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(x)	Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(y)	Form of Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(z)	Form of Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(a)(a)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(b)(b)	Form of Supplement for Distribution Services Agreement between T. Rowe Price Investment Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(c)(c)	Form of Participation Agreement among Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(d)(d)	Form of Distribution and Service Agreement, Class A shares, between BISYS Fund Services Limited Partnership and NYLIFE Distributors Inc. - Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(e)(e)	Form of Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

(8)(f)(f)	Form of Participation agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(8)(g)(g)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(h)(h)	Form of Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC NVA Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(i)(i)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(j)(j)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(k)(k)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 - Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(l)(l)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 - Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(9)	Opinion and Consent of George S. Shively, Esq. - Filed herewith.

(10)(a)	Consent of PricewaterhouseCoopers LLP - Filed herewith.

(10)(b)	Powers of Attorney for Christopher T. Ashe, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(b) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(10)(c)	Powers of Attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(c) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(10)(d)	Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(d) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(10)(e)	Not Applicable.

(10)(f)	Powers of Attorney for John T. Fleurant, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(f) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(10)(g)	Powers of Attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(g) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(10)(h)	Powers of Attorney for Theodore A. Mathas, Director, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(10)(i)	Not Applicable.

(10)(j)	Powers of Attorney for Arthur H. Seter, Director, Senior Vice President & Chief Investment Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(10)(k)	Powers of Attorney for Michael E. Sproule, Director, Executive Vice President & Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(k) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

10)(l)	Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President, Chief Risk Officer & Chief Actuary of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(l) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(10)(m)	Powers of Attorney for Susan A. Thrope, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(m) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(10)(n)	Powers of Attorney for Angelo J. Scialabba, Director, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(n) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(10)(o)	Powers of Attorney for Robert M. Gardner, Director and Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(o) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

(10)(p)	Powers of Attorney for Drew E. Lawton, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(p) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 12, 2013 and incorporated herein by reference.

ITEM 25.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Director, Chairman and President
Sproule, Michael E.	Director, Executive Vice President and Chief Financial Officer
Blunt, Christopher O.	Director and Executive Vice President
Boccio, Frank M.	Director and Executive Vice President
Ashe, Christopher	Director and Senior Vice President
Lash, Steven D.	Director and Senior Vice President
Lawton, Drew E.	Director and Senior Vice President
Seter, Arthur H.	Director, Senior Vice President and Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer and Chief Actuary
Gardner, Robert M.	Director and Vice President
Fleurant, John T.	Director
Thrope, Susan A.	Director
Kim, John Y.	Executive Vice President – CEO and President of New York Life Investments
Pfaff, Mark W.	Executive Vice President
Bennett, Joseph M.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Cole, Thomas	Senior Vice President
DeSanto, Craig L.	Senior Vice President and Actuary
DiMella, Robert A.	Senior Vice President
DiRago, John C.	Senior Vice President
English, Thomas F.	Senior Vice President and Chief Legal Officer
Fisher, Stephen P.	Senior Vice President
Girard, Thomas J.	Senior Vice President
Hebron, Robert J.	Senior Vice President
Hendry, Thomas A.	Senior Vice President and Treasurer
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McInerney, Barbara J.	Senior Vice President and Chief Compliance Officer
Oleske, Michael M.	Senior Vice President and Chief Tax Counsel
Pasteris, Paul T.	Senior Vice President
Paternoster, Susan L.	Senior Vice President
Pell, Gideon A.	Senior Vice President
Ramos, Edward	Senior Vice President
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Senser, Jerrold K.	Senior Vice President
Shively, George S.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Warren, Julia A.	Senior Vice President
Abramo, Stephen	Vice President
Ascione, Mitchell P.	Vice President
Bain, Karen	Vice President – Tax
Bartlett, Judy R.	Vice President and Associate Legal Officer
Barton, Jacqueline M.	Vice President
Bloom, Stephen A.	Vice President and Chief Underwriter
Brill, Elizabeth	Vice President and Actuary
Carbone, Jeanne M.	Vice President
Carey, Christopher H.	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President and Actuary
Cunningham, Paul K.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
Donnelly, Kathleen A.	Vice President
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Ferraro, Anthony	Vice President and Actuary
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President and Actuary
Frawley, Stephanie A.	Vice President
Friedman, Barbara T.	Vice President, Associate Legal Officer and Assistant Secretary
Furlong, Brian	Vice President
Galdi, Frank	Vice President
Gangemi, Thomas J.	Vice President
Greene, Paul G.	Vice President
Grove, Matthew M.	Vice President
Hamrick, Jane L.	Vice President and Actuary
Hoffman, Eric S.	Vice President
Huang, Dylan W.	Vice President and Actuary
Hynes, Joseph E.	Vice President
Hynes, Robert J.	Vice President
Joannides, Minas C. M.D.	Vice President and Chief Medical Officer
Karmen, Robert	Vice President and Associate Legal Officer
Kimble, Michael	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President and Actuary
Lackey, Michael P.	Vice President
Lamp, Karen J.	Vice President and Associate Legal Officer
Leber, Richard B.	Vice President, Associate Legal Officer and Assistant Secretary
Lenz, Scott L.	Vice President and Associate Tax Counsel
Loutrel, Brian C.	Vice President and Chief Privacy Officer
Lynn, Eric J.	Vice President and Actuary
Marinaccio, Ralph S.	Vice President
McDermott, Gail A.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen	Vice President and Actuary
Moffitt, Eric A.	Vice President
Multer, Corey B.	Vice President
Murphy, Marijo F.	Vice President
Ok, Francis	Vice President
Oliviero, Michael J.	Vice President
Pasyanos, Nicholas	Vice President and Actuary
Perry, Valerie L.	Vice President – Underwriting
Petty, Mike	Vice President
Reimer, Linda M.	Vice President and Associate Legal Officer
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Saccullo, Kathi P.	Vice President
Scialabba, Angelo J.	Vice President and Controller
Seewald, Scott R.	Vice President
Serek, Donald R.	Vice President
Shannon, Joseph J.	Vice President
Shea, Thomas P.	Vice President
Sherman, Eric	Vice President and Actuary
Silber, Irwin	Vice President and Actuary
Smith, Kevin M.	Vice President
Tate, William P.	Vice President
Troeller, Thomas J.	Vice President and Actuary
Turner, Teresa A.	Vice President
Vaccaro, John	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Weinstein, Scott W.	Vice President
Wion, Matthew D.	Vice President and Actuary
Yashnyk, Michael A.	Vice President
Bidwell, Anna Louise	Associate Legal Officer and Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned

Eclipse Funds Inc.(1)	Maryland

ICAP Funds Inc.	Maryland

Eclipse Funds(1)	Massachusetts

The MainStay Funds(1)	Massachusetts

MainStay VP Funds Trust(1)(2)	Maryland

MainStay Funds Trust	Delaware

New York Life Insurance and Annuity Corporation	Delaware

Pacific Square Investments LLC	Delaware

29 Park Investments No. 2 Limited	Cayman Islands

NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware

(1) Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Biris Holdings LLC	Delaware
NYL Wind Investments LLC	Delaware
New York Life Short Term Fund	New York
NYLIFE Insurance Company of Arizona	Arizona
29 Park Investments No. 1 Limited	Cayman Islands
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
New York Life Enterprises LLC	Delaware
SEAF Sichuan SME Investment Fund LLC	Delaware	39.98%
New York Life Insurance Taiwan Corporation	Taiwan
New York Life International Holdings Limited	Mauritius	12%
New York Life International India Fund (Mauritius) LLC	Mauritius	92.97%
NYL Cayman Holdings Ltd.	Cayman Islands
NYL Worldwide Capital Investments LLC	Delaware
FM Holdco LLC	Delaware
Fianzas Monterrey, S.A.	Mexico	99.95%
Operadora FMA, S.A. de C.V.	Mexico	99.99%
NYLIFE Thailand, Inc.	Delaware
PMCC Ltd.	Thailand	100%
NYLI-VB Asset Management Co. (Mauritius) LLC	Mauritius	90%
Seguros Monterrey New York Life, S.A. de C.V.	Mexico	99.998%
Administradora de Conductos SMNYL, S.A. de C.V.	Mexico	99%
Agencias de Distribucion SMNYL, S.A. de C.V.	Mexico	99%
New York Life Investment Management Holdings LLC	Delaware
Institutional Capital LLC	Delaware
MacKay Shields LLC	Delaware
MacKay Shields Core Plus Opportunities Fund GP LLC	Delaware
MacKay Shields Core Plus / Opportunities Fund LP	Delaware
MacKay Municipal Managers Opportunities GP LLC	Delaware
MacKay Municipal Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Opportunities Fund, L.P.	Delaware
MacKay Municipal Managers Credit Opportunities GP LLC	Delaware
MacKay Municipal Credit Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Credit Opportunities Fund, L.P.	Delaware
MacKay Municipal Short Term Opportunities Fund GP LLC	Delaware
MacKay Municipal Short Term Opportunities Fund LP	Delaware
Plainview Funds plc – Emerging Markets Credit Portfolio	Ireland
Plainview Funds plc – Flexible Bond Fund	Ireland
MacKay Shields Statutory Trust – High Yield Bond Series	Connecticut
MacKay Shields High Yield Active Core Fund GP LLC	Delaware
MacKay Shields High Yield Active Core Fund LP	Delaware
MacKay Shields Credit Strategy Fund Ltd	Cayman Islands
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	Bermuda	18.47%
MacKay Shields Core Plus Opportunities Fund Ltd.	Cayman Islands
MacKay Shields General Partner (L/S) LLC	Delaware
MacKay Shields Long/Short Fund LP	Delaware
MacKay Shields Long/Short Fund (Master) LP	Delaware
MacKay Shields Long/Short Fund (QP) LP	Delaware
MacKay Shields Long/Short Fund (Offshore) LP	Cayman Islands
MacKay Shields Credit Strategy Partners LP	Delaware
MacKay Shields Core Fixed Income Fund GP LLC	Delaware
MacKay Shields Core Fixed Income Fund LP	Delaware
MacKay Shields Income Opportunities Fund GP, LLC	Delaware
MacKay Shields Income Opportunities Delaware Fund, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund I, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund II, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund III, L.P.	Delaware
MacKay Shields Income Opportunities SPV 2, LLC	Delaware
MacKay Shields (International) Ltd.	UK
MacKay Shields (Services) Ltd.	UK
MacKay Shields UK LLP	UK
Madison Capital Funding LLC	Delaware
Faraday Holdings, LLC	Delaware	17.75%
Interior Specialists, Inc.	California
Heritage Interiors ISI, LLC	Arizona
SuperFloors ISI, LLC	Washington
Home Acres Holdings LLC	Delaware	50%
Home Acres Building Supply Co. LLC (“HASBC”)	Michigan
Kobrin Builder’s Supply Holdings, LLC (“KBSH”)	Michigan	54.95%
Kobrin Builders Supply, LLC	Florida
V-Line Logistics, LLC	Indiana
IDG Holdco, LLC	Delaware	45.24%
Identity Group Holdings Corp.	Delaware
Identity Group Holdings LLC	Delaware
Business Stationery LLC	Ohio
IDG, LLC	Delaware
SigLet, Inc.	Delaware
Redi-Tag Corporation	California
Graphics Systems, Inc.	Kansas
Scott Sign Systems, Inc.	Florida
AdMart Attractions, Inc.	New York
MCF Co-Investment GP, LLC	Delaware
MCF Co-Investment GP, LP	Delaware
Madison Capital Funding Co-Investment Fund, LP	Delaware
MCF Fund I LLC	Delaware
PSA-MHF Acquisition LLC	Delaware	28.3%
WDC Liquidation Trust
MCF Capital Management LLC	Delaware
OFS Capital WM, LLC	Delaware
Kirkwood Fund I LLC	Delaware	2.416%
Kirkwood Fund II LLC	Delaware	2.38%
Kirkwood Fund III LLC	Delaware
Madison Square Investors LLC	Delaware
Madison Square Investors Asian Equity Market Neutral Master Fund Ltd.	Cayman Islands
Madison Square Investors Large-Cap Enhanced Index Fund GP, LLC	Delaware
Madison Square Investors Large-Cap Enhanced Index Fund L.P.	Delaware
GoldPoint Partners LLC	Delaware
New York Life Capital Partners, L.L.C.	Delaware
New York Life Capital Partners, L.P.	Delaware
New York Life Capital Partners II, L.L.C.	Delaware
New York Life Capital Partners II, L.P.	Delaware
New York Life Capital Partners III GenPar GP, LLC	Delaware
New York Life Capital Partners III GenPar, L.P.	Delaware
New York Life Capital Partners III, L.P.	Delaware
NYLCAP III RBG Corp.	Delaware
New York Life Capital Partners III-A, L.P.	Delaware
NYLCAP III-A RBG Corp.	Delaware
New York Life Capital Partners IV GenPar GP, LLC	Delaware
New York Life Capital Partners IV GenPar, L.P.	Delaware
New York Life Capital Partners IV, L.P.	Delaware
New York Life Capital Partners IV-A, L.P.	Delaware
GoldPoint Partners Co-Investment V GenPar GP LLC	Delaware
GoldPoint Partners Co-Investment V GenPar, L.P.	Delaware
GoldPoint Partners Co-Investment V, L.P.	Delaware
NYLCAP 2010 Co-Invest GenPar GP, LLC	Delaware
NYLCAP 2010 Co-Invest GenPar L.P.	Delaware
NYLCAP 2010 Co-Invest L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	Delaware
NYLCAP Canada GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund, LP	Canada
NYLCAP Canada II GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund II, L.P.	Canada
NYLIM Mezzanine GenPar GP, LLC	Delaware
NYLIM Mezzanine GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners, LP	Delaware
NYLIM Mezzanine Partners Parallel Fund, LP	Delaware
NYLIM Mezzanine Partners II GenPar GP, LLC	Delaware
NYLIM Mezzanine Offshore Partners II, LP	Cayman Islands
NYLIM Mezzanine Partners II GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners II, LP	Delaware
NYLIM Mezzanine II Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners II Parallel Fund, LP	Delaware
NYLIM Mezzanine II Parallel Luxco S.a.r.l.	Luxembourg
NYLCAP Mezzanine Partners III GenPar GP, LLC	Delaware
NYLCAP Mezzanine Offshore Partners II-S GP, Limited	Scotland
NYLCAP Mezzanine Partners III GenPar, LP	Delaware
NYLCAP Mezzanine Partners III-K Fund, LP	Delaware
NYLCAP Mezzanine Offshore Partners III-S, LP	Scotland
NYLCAP Mezzanine Partners III, LP	Delaware
NYLCAP Mezzanine III Luxco S.a.r.l.	Luxembourg
NYLCAP Mezzanine Partners III Parallel Fund, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	Delaware
NYLCAP Mezzanine III 2012 Luxco S.à.r.l	Luxembourg
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	Delaware
NYLCAP Mezzanine Offshore Partners III, L.P.	Cayman Islands
NYLCAP Select Manager GenPar GP, LLC	Delaware
NYLCAP Select Manager GenPar, LP	Delaware
NYLCAP Select Manager Fund, LP	Delaware
NYLCAP Select Manager Cayman Fund, LP	Cayman Islands
NYLCAP Select Manager II GenPar GP, LLC	Delaware
NYLCAP Select Manager II GenPar, L.P.	Cayman Islands
NYLCAP Select Manager Fund II, L.P.	Cayman Islands
NYLCAP India Funding LLC	Delaware
NYLIM-JB Asset Management Co., LLC	Mauritius	24.66%
New York Life Investment Management India Fund II, LLC	Mauritius
New York Life Investment Management India Fund (FVCI) II, LLC	Mauritius
NYLCAP India Funding III LLC	Delaware
NYLIM-Jacob Ballas Asset Management Co. III, LLC	Mauritius	24.66%
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
NYLCAP Holdings	Mauritius
Jacob Ballas Capital India PVT. Ltd.	Mauritius	23.30%
NYLIM Service Company LLC	Delaware
NYL Workforce GP LLC	Delaware
New York Life Investment Management LLC	Delaware
New York Life Investment Management (U.K.) Limited	United Kingdom
NYLIM Large Cap Enhanced Index Fund p.l.c.	Ireland
NYLIM Fund II GP, LLC	Delaware
NYLIM Real Estate Mezzanine Fund II, LP	Delaware
NYLIM-TND, LLC	Delaware
NYLIM-DCM, LLC	Delaware
NYLIM-MM, LLC	Delaware
DCM-N, LLC	Delaware	80%
DCM Warehouse Series A, LLC	Delaware
DCM Warehouse Series One, LLC	Delaware
Sixteen West Savannah, LLC	Indiana
Metropolis II Construction, LLC	Delaware
Streets Las Vegas, LLC	Arizona	90%
NYLIM RE Mezzanine Fund II Investment Corporation	Delaware
Albany Hills Holding, LLC	Arkansas
Joplin Holding, LLC	Delaware
Joplin Properties, LLC	Arkansas	50%
NYLIM-JP, LLC	Delaware
Jefferson at Maritime Holding, L.P.	Delaware
Jefferson at Maritime GP, LLC	Delaware
Jefferson at Maritime, L.P.	Delaware
NYLIM-GCR Fund I, LLC	Delaware	50%
WFHG GP, LLC	Delaware	50%
Workforce Housing Fund I-2007 LP	Delaware
New York Life Investments International Limited	Ireland
NYLIFE Distributors LLC	Delaware
NYLIM Holdings NCVAD GP, LLC	Delaware
Private Advisors L.L.C.	Delaware
Private Advisors Small Company Buyout Fund V, LP	Delaware	60%
Madison Core Property Fund LLC	Delaware	3.565%
MIREF 1500 Quail, LLC	Delaware
MIREF Mission Heritage, LLC	Delaware
MIREF Linpro Center, LLC	Delaware
MIREF Mill Creek, LLC	Delaware
MIREF Gateway, LLC	Delaware
MIREF Delta Court, LLC	Delaware
MIREF Seaside, LLC	Delaware
MIREF Zanker Road, LLC	Delaware
MIREF Fremont Distribution Center, LLC	Delaware
1101 Taylor Road LLC	Delaware
MIREF Century, LLC	Delaware
MIREF York Road, LLC	Delaware
York Road EW, LLC	Delaware
York Road Retail West, LLC	Delaware
MIREF Saddle River LLC	Delaware
Via Verde San Dimas, LLC	Delaware
MIREF DC Corp.	Delaware
MIREF L Street, LLC	Delaware
1901 L Street Corp.	Delaware
1901 L Street LLC	District of Columbia
MIREF Broadstone Uptown Lofts, LLC	Delaware
Texas Broadstone Uptown Lofts, L.P.	Texas
MIREF Newpoint Commons, LLC	Delaware
MIREF Carol Point, LLC	Delaware
MIREF Broadstone Westway Park, LLC	Delaware
Texas Broadstone Westway Park, L.P.	Texas
MIREF Northsight, LLC	Delaware
MIREF Riverside, LLC	Delaware
MIREF Corporate Woods, LLC	Delaware
MIREF Bedminster, LLC	Delaware
MIREF Barton’s Creek, LLC	Delaware
Barton’s Lodge Apartments, LLC	Delaware
MIREF Marketpointe, LLC	Delaware
MIREF 101 East Crossroads, LLC	Delaware
101 East Crossroads, LLC	Delaware
MIREF Waterview, LLC	Delaware
MIREF Chain Bridge, LLC	Delaware
1991 Chain Bridge Road, LLC	Delaware
MIREF Aptakisic, LLC	Delaware
Aptakisic Creek Corporate Park, LLC	Delaware
MIREF 250 Montgomery, LLC
MIREF Hawthorne, LLC	Delaware
MIREF Auburn 277, LLC	Delaware
MIREF Sumner North, LLC	Delaware
MIREF Wellington, LLC	Delaware
MIREF Warner Center, LLC	Delaware
Valley Business Park LLC	Delaware
NYLIM Flatiron CLO 2003-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2003-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2004-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2005-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2005-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2006-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	Cayman Islands
Flatiron CLO 2007-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	Cayman Islands
Flatiron CLO 2011-1 Ltd.	Cayman Islands
Flatiron CLO 2012-1 Ltd.	Cayman Islands
Flatiron CLO 2013-1-Ltd.	Cayman Islands
Stratford CDO 2001-1 Ltd.	Cayman Islands
Silverado CLO 2006-II Limited	Cayman Islands
Silverado 2006-II Equity Holdings LLC, Series A	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
Silver Spring, LLC	Delaware
Silver Spring Associates, L.P.	Pennsylvania
SCP 2005-C21-002 LLC	Delaware
SCP 2005-C21-003 LLC	Delaware
SCP 2005-C21-006 LLC	Delaware
SCP 2005-C21-007 LLC	Delaware
SCP 2005-C21-008 LLC	Delaware
SCP 2005-C21-009 LLC	Delaware
SCP 2005-C21-017 LLC	Delaware
SCP 2005-C21-018 LLC	Delaware
SCP 2005-C21-021 LLC	Delaware
SCP 2005-C21-025 LLC	Delaware
SCP 2005-C21-031 LLC	Delaware
SCP 2005-C21-036 LLC	Delaware
SCP 2005-C21-041 LLC	Delaware
SCP 2005-C21-043 LLC	Delaware
SCP 2005-C21-044 LLC	Delaware
SCP 2005-C21-048 LLC	Delaware
SCP 2005-C21-061 LLC	Delaware
SCP 2005-C21-063 LLC	Delaware
SCP 2005-C21-067 LLC	Delaware
SCP 2005-C21-069 LLC	Delaware
SCP 2005-C21-070 LLC	Delaware
NYMH-Ennis GP, LLC	Delaware
NYMH-Ennis, L.P.	Texas
NYMH-Freeport GP, LLC	Delaware
NYMH-Freeport, L.P.	Texas
NYMH-Houston GP, LLC	Delaware
NYMH-Houston, L.P.	Texas
NYMH-Plano GP, LLC	Delaware
NYMH-Plano, L.P.	Texas
NYMH-San Antonio GP, LLC	Delaware
NYMH-San Antonio, L.P.	Texas
NYMH-Stephenville GP, LLC	Delaware
NYMH-Stephenville, L.P.	Texas
NYMH-Taylor GP, LLC	Delaware
NYMH-Taylor, L.P.	Texas
NYMH-Attleboro MA, LLC	Delaware
NYMH-Farmingdale, NY LLC	Delaware
NYLMDC-King of Prussia GP, LLC	Delaware
NYLMDC-King of Prussia Realty, LP	Delaware
NYLife Real Estate Holdings LLC	Delaware
Huntsville NYL LLC	Delaware
CC Acquisitions, LP	Delaware
NYL Midwest Apartments LLC	Delaware
REEP-IND Fridley MN LLC	Minnesota
REEP-IND Green Oaks IL LLC	Delaware
REEP-IND NJ LLC	Delaware
NJIND JV LLC	Delaware	93%
NJIND Hook Road LLC	Delaware
NJIND Old Post Road LLC	Delaware
NJIND Brunswick Avenue LLC	Delaware
NJIND Raritan Center LLC	Delaware
NJIND Talmadge Road LLC	Delaware
NJIND Bay Avenue LLC	Delaware
NJIND Melrich Road LLC	Delaware
NJIND Carter Drive LLC	Delaware
NJIND Corbin Street LLC	Delaware
REEP-IND Kent LLC	Delaware
REEP-MF Enclave TX LLC	Delaware
REEP-MF Issaquah WA LLC	Delaware
REEP-MF Mira Loma II TX LLC	Delaware
REEP-MF Mount Vernon GA LLC	Delaware
REEP-MF Verde NC LLC	Delaware
REEP-MF Summitt Ridge CO LLC	Delaware
REEP-MF Woodridge IL LLC	Delaware
REEP-OF Centerpointe VA LLC	Delaware
REEP-OFC 575 Lex NY LLC	Delaware
REEP-OFC 575 Lex NY GP LLC	Delaware
REEP OFC Westory DC LLC	Delaware
REEP-RTL SASI GA LLC	Delaware
PTC Acquisitions, LLC	Delaware
Martingale Road LLC	Delaware	71.4693%
North Andrews Avenue LLC	Delaware
New York Life Funding	Cayman Islands
New York Life Global Funding	Delaware
Government Energy Savings Trust 2003-A (GEST)	New York
UFI-NOR Federal Receivables Trust, Series 2009B	New York
NYLARC Holding Company Inc.	Arizona
New York Life Agents Reinsurance Company	Arizona

ITEM 27.	NUMBER OF CONTRACT OWNERS

As of January 31, 2013, there were approximately 2,828 owners of Qualified Policies and 227 owners of Non-Qualified Policies offered under NYLIAC Variable Annuity Separate Accounts-III.

ITEM 28.	INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988, May 13, 1997 and May 1, 2009.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty of the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person’s heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c)	DETERMINATION OF INDEMNIFICATION

(i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, upon a determination that such indemnification is proper in the circumstances.

(ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation’s legal counsel and a determination by (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, that such indemnification is proper in the circumstances.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account Eclipse Funds

Mainstay Funds

Mainstay VP Series Fund

McMorgan Funds

NYLIM Institutional Funds

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers	Positions and Offices with Underwriter
Drew E. Lawton	Chairman and Chief Executive Officer
Stephen P. Fisher	President and Chief Operating Officer
Robert J. Hebron	Executive Vice President, AMN Executive Benefits and Retail Distribution
David J. Castellani	Senior Managing Director, Retirement Plan Services
Barbara McInerney	Senior Managing Director, Compliance
Daniel A. Andriola	Manager
Robert Gardner	Manager
Karen Bain	Managing Director, Tax
Robert M. Barrack	Managing Director, GoldPoint Partners Institutional Sales
Todd Childress	Managing Director, Private Advisors Institutional Sales
Mark A. Gomez	Managing Director and General Counsel
Joseph J. Henehan	Managing Director, Retirement Plan Services
Rebekah M. Mueller	Managing Director, Retirement Plan Services
Mark. S. Niziak	Managing Director, Retirement Plan Services
Amanda Parness	Managing Director, NYLCAP Institutional Sales
Stephen Sexeny	Managing Director, Cornerstone Capital Management Institutional Sales
Robin Wagner	Managing Director, Cornerstone Capital Management Institutional Sales
Brian Wickwire	Managing Director and Controller
Mary Ann Aull	Director – Financial Operations and Treasurer
Christine M. Dempsey	Director
David S. Hescheles	Director, Independent Channel, Retirement Income Security
John J. O’Gara	Managing Director, Life Distribution, Retirement Income Security
Linda M. Howard	Director, Compliance and Anti-Money Laundering Officer
Paula Taylor	Director, Retirement Plan Services
Charles Youngblood	Director, Mackay Shields Institutional Sales
Marta Hansen	Vice President
Christine M. Dempsey	Director
David S. Hescheles	Director, Independent Channel, Retirement Income Services
Rafaela Herrera	Vice President, Compliance

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation

NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 30.	LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life—Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 31.	MANAGEMENT SERVICES - Not applicable.

ITEM 32.	UNDERTAKINGS - Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-III, hereby represents that the fees and charges deducted under the New York Life Flexible Premium Variable Annuity II policy are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York on this 15th day of April, 2013.

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III (Registrant)

By:	/s/ Dylan W. Huang
Dylan W. Huang
Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Dylan W. Huang
Dylan W. Huang
Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Christopher T. Ashe*	Director

Christopher O. Blunt*	Director

Frank M. Boccio*	Director

John T. Fleurant*	Director

Robert M. Gardner*	Director and Vice President

Steven D. Lash*	Director

Drew E Lawton*	Director and Senior Vice President

Theodore A. Mathas*	Director, Chairman and President (Principal Executive Officer)

Angelo J. Scialabba*	Vice President and Controller (Principal Accounting Officer)

Arthur H. Seter*	Director

Michael E. Sproule*	Director and Chief Financial Officer

Joel M. Steinberg*	Director

Susan A. Thrope*	Director

By:	/s/ Dylan W. Huang
Dylan W. Huang
Attorney-in-Fact
April 15, 2013

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description
(9)	Opinion and consent of George S. Shively, Esq.

(10)(a)	Consent of PricewaterhouseCoopers LLP